Table of Contents
President's Letter                              1
Fund Reports
 Franklin California Growth Fund                3
 Franklin Global Utilities Fund                 9
 Franklin Small Cap Growth Fund                16
 Franklin Global Health Care Fund              21
 Franklin Strategic Income Fund                27
 Franklin Natural Resources Fund               31
 Franklin Blue Chip Fund                       36
 Franklin MidCap Growth Fund                   41
Statement of Investments                       45
Financial Statements                           91


December 15, 1996

Dear Shareholder:

It is a pleasure to bring you this semi-annual report for the Franklin Strategic Series which covers the period ended October 31, 1996.

On April 30, 1996, the Dow Jones Industrial Average(R) (the Dow) stood at 5569.08. It advanced to a new high of 5778.00 by May 22nd, slid to 5346.55 by July 23rd, and ended the period at 6029.38, 8.27% higher than it had been six months earlier. During the period, long-term bond prices (as measured by 30-year Treasuries) rose 2.43%, from 115.75 to 118.57 while yields fell 3.30% from 6.88% to 6.66%.*

*Sources: Dow Jones Industrial Average total return calculated by Wilshire Associates, Inc. Merrill Lynch Long-Term Bond Index.
Indices are unmanaged and include reinvested dividends or interest. One cannot invest directly in an index.

While such volatility can be unsettling, it is important to remember that securities markets always have been -- and always will be -- subject to fluctuation. No one can predict exactly how they will perform in the short term. However, history has shown that over the long term, stocks and bonds have delivered impressive results when left to compound. For this reason, we urge you to exercise patience, review your investment program with your investment representative, and focus not on short-term market movements, but on long-term investment goals.

One way to help minimize the impact of market fluctuations is to diversify your investments. Each of the eight funds included in this report offer individual investors a level of diversification that would be almost impossible for them to achieve on their own. Although each fund has a distinct investment objective, all of our managers and research staff are dedicated to providing shareholders with careful selection of securities, broad diversification and constant professional supervision. For specific information about each fund, including the effects of market conditions and management strategies upon its performance, please refer to the fund reports following this letter.

As always, we appreciate your support, welcome your questions and look forward to serving you in years to come.

Sincerely,


Rupert H. Johnson, Jr.
President
Franklin Strategic Series



FRANKLIN CALIFORNIA GROWTH FUND

Your Fund's Objective:
The Franklin California Growth Fund seeks capital appreciation through a policy of investing at least 65% of its assets in the securities of companies either headquartered or conducting a majority of their operations in the state of California.

During the six months ended October 31, 1996, California's economy continued its impressive recovery. Although the state's unemployment rate remained higher than the national average, many of the jobs lost in aerospace and defense manufacturing were regained in the high technology, entertainment and trade-related industries. Within this environment, the Franklin California Growth Fund's Class I shares provided a six-month total return of +6.80%, as discussed in the Performance Summary on page 7, outperforming the Franklin California 250 Growth Index, which posted a total return of +2.64%, for the same period.1

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

1. The Franklin California 250 Growth Index is an equally-weighted index representing 250 of the largest corporations headquartered in California. Please remember that the fund's performance differs from that of the index because, among other things, the index is not managed according to any investment strategy, includes no sales charges or management expenses, and does not contain cash (the fund generally carries a certain percentage of cash at any given time). Of course, one cannot invest directly in an index, and the index is not representative of the fund's portfolio.

Although the fund continued to focus primarily on companies that sell products or services which are not especially sensitive to fluctuations of the California economy, we made a conscious effort to invest a portion of the fund's assets in companies we believed would benefit from the state's economic recovery. Granite Construction, Inc., one of the country's largest heavy civil engineering and construction companies, is an example of such a holding. An increase in the number of public and private construction projects has helped the growth of the firm's inventory of projects as well as improve its operating margins.

We also continued to accumulate positions in out-of-favor asset classes such as real property and oil. During the reporting period, we held positions in two real estate investment trusts (REITs) which benefited from the increase in job growth in their respective regions. Bay Apartment Communities, Inc., an apartment management REIT in the northern California market with several properties in Silicon Valley, experienced occupancy rates of more than 95% on many of their properties. And Irvine Apartment Communities, Inc. was able to raise its rental rates due to higher occupancies in Orange County. Because supply/demand characteristics of the commercial real estate market were also favorable, we purchased shares of Arden Realty Group, Inc., a REIT focusing on office properties in Los Angeles County. New service jobs there have been steadily increasing since 1990 while office construction has been declining over the same period.

   Franklin California Growth Fund
   Top 10 Holdings on October 31, 1996

   Based on Total Net Assets

   Company                               % of Total
   Industry                              Net Assets

   Computer Sciences Corp.                    2.0%
   Electronic Technology

   Electronic Data Systems Corp.              1.8%
   Technology Services

   3Com Corp.                                 1.6%
   Electronic Technology

   BankAmerica Corp.                          1.6%
   Finance

   Netscape Communications Corp.              1.5%
   Technology Services

   U.S. Robotics Corp.                        1.5%
   Electronic Technology

   Intel Corp.                                1.5%
   Semiconductors/Equipment

   Cisco Systems, Inc.                        1.5%
   Electronic Technology
   Mattel, Inc.                               1.5%
   Consumer Durables

   Bay Apartment Communities, Inc.            1.5%
   Real Estate Investment Trust



For a complete list of portfolio holdings, please see page 53 of this report.

Although energy stocks were out of favor with many investors during the six months under review, we were impressed with the industry's ability to generate profits and substantial cash flows. We therefore maintained our holdings in Atlantic Richfield Co., Chevron Corp. and Western Atlas, Inc. In our opinion, these stocks were attractively valued and possessed the potential for further price appreciation.

The technology sector was another area in which we maintained a significant position. Although the average technology stock (as calculated by our methods) fell more than 50% from its all-time high during July's stock market correction, many technology companies were debt-free and growing at a rate exceeding gross domestic product, often without the need for outside capital. We took advantage of this sector's price decline, and purchased shares of companies such as Ascend Communications, Inc., 3Com Corp., FORE Systems, Inc., Netscape Communications Corp. and U.S. Robotics Corp., which have leading products in local area, wide area, and public networks. Believing that worldwide semiconductor sales have the potential to quadruple over the next ten years (despite eight months of declining orders in the U.S.), we remained invested in companies such as Intel Corp., Linear Technology Corp., Adaptec, Inc., and Xilinx, Inc., which we felt had high market share and proprietary products.

We increased our weighting in the financial sector because interest rates remained relatively stable during the reporting period, and inflation, as measured by the Consumer Price Index (CPI), was subdued. Since many economists believe that CPI figures overstate the true inflation rate by as much as one percentage point, it appears that real after-inflation returns on both cash and longer-term, fixed income securities are quite high by historical standards. We therefore initiated a position in BankAmerica Corp., a company which has substantially improved its internal operations, and which we believe can benefit from this type of environment as well as from California's economic recovery.

Looking forward, we are optimistic about long-term opportunities for the Franklin California Growth Fund. After Japan, California is the largest economy of the Pacific Rim. As of October 31, 1996, there were over 1,300 publicly traded companies headquartered in the state, and California's public equity securities, if aggregated, would rank as the fourth largest "stock market" in the world. Typically, California companies represent 18%-25% of the "best" or "fastest-growing" companies in America, as determined by independent magazine studies conducted by Forbes and Fortune. As we scan the investment horizon, we find there are many potential opportunities for the Franklin California Growth Fund and feel confident of our ability to take advantage of them.

This discussion reflects the strategies we employed for the fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

It should be remembered, that there are risks involved with investing in a non-diversified fund concentrated in securities associated with a single state, such as increased susceptibility to adverse economic or regulatory developments. The fund also invests a portion of its assets in small or relatively new or unseasoned companies, which involves the additional risks related to relatively small revenues, limited product lines and small market share. These and other risks are described in the prospectus.

We thank you for your participation in the Franklin California Growth Fund, welcome any comments or suggestions you may have, and look forward to serving you in the years to come.

Performance Summary

The Franklin California Growth Fund's Class I shares produced a total return of +6.80% for the six-month period ended October 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the initial sales charge. Since Class II shares were offered beginning on September 3, 1996, performance figures are not available.

We always maintain a long-term perspective when managing the fund, and encourage shareholders to view their investments in a similar manner. As you can see from the table on page 8, the fund's Class I shares delivered a cumulative total return of more than 166% since inception on October 30, 1991.

The fund's Class I share price, as measured by net asset value, increased $1.18 per share, from $18.27 on April 30, 1996 to $19.45 on October 31, 1996. The fund's Class II share price, as measured by net asset value, increased $1.35 from $18.08 on September 3, 1996 to $19.43 on October 31, 1996. During the reporting period, Class I shareholders received distributions totaling 5.9 cents ($0.059) per share in dividend income. Class II shares did not pay distributions from inception on September 3, 1996 through the end of the period. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.

Franklin California Growth Fund - Class I
Periods ended October 31, 1996

                                                                        Since
                                                                      Inception
                                                1-Year     3-Year    (10/30/91)
Cumulative Total Return1                         24.61%     116.83%    166.44%
Average Annual Total Return2                     18.98%      27.47%     20.52%
Value of $10,000 Investment3                    $11,898     $20,712    $25,446


                             10/31/92 10/31/93  10/31/94   10/31/95   10/31/96
One-Year Total Return4         -2.19%   25.63%    19.75%     45.31%     24.61%

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the maximum 4.5% initial sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include the initial sales charge.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.

All total return calculations assume reinvestment of dividends and capital gains distributions at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total return to shareholders.

FRANKLIN GLOBAL UTILITIES FUND

Your Fund's Objective:
The Franklin Global Utilities Fund seeks to provide total return by investing in the equity and debt securities of utility companies located in the United States and around the world.

During the six months ended October 31, 1996, the U.S. utilities market was generally weak because of investor uncertainty regarding regulatory reforms within the industry. However, many European and Asian utility stocks performed well as a result of improved economic fundamentals and increased demand for telephone services and electricity in these regions. And Latin American utilities markets experienced volatility due to concerns about economic and political stability in the area. Within this environment, the Franklin Global Utilities Fund Class I shares produced a six-month total return of +6.49%, as discussed in the Performance Summary on page 14, significantly outperforming the FT-Actuaries Utilities Index's total return of +0.86% for the same period.*

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*The FT-Actuaries Utilities Index was created in 1986 by Goldman Sachs in conjunction with the Financial Times Limited and NatWest Securities Limited. The index measures the total returns of global equity securities in the electric utilities and water works supply, natural gas utilities, and telephone industries. Securities included in the index are weighted according to their market capitalization. One cannot invest directly in an index. Past performance is not predictive of future results.

Seeking to take advantage of declining U.S. utilities' stock prices, we increased our U.S. exposure from 43.1% of total net assets on April 30, 1996, to 57.0% at the end of the reporting period. At the same time, we reduced our European holdings from 20.6% to 16.5%, and our Asian exposure from 10.3% to 7.9% by selling holdings that we believed had become fully valued.

United States
During the reporting period, state and federal authorities continued to deregulate the electric and telephone utility industries. For example, California passed legislation seeking to transform its electric utility industry from a monopoly into a competitive business by the year 2001. In our opinion, this legislation could become the model for several other states now considering deregulation. In the telecommunications sector, the Federal Communications Commission (FCC) approved rules regarding the deregulation of regional Bell telephone companies, which should ensure an orderly transition to a competitive business environment over the next five years. Believing that the California law and new FCC rules will increase growth opportunities for certain companies, we initiated a position in ICG Communications, Inc., a major provider of competitive local telephone services. We also added to our holdings of AT&T Corp. and Pacific Gas & Electric Co.

Europe
As you know, Europe contains both developing and developed markets. The fund benefited from investments in both markets during the period.

Portugal Telecom SA and Hellenic Telecommunications Organization, SA are examples of holdings that could continue to perform well because of high demand for telecommunications services typical in developing markets.

In the developed European markets, where demand for utility services is maturing, many companies focused on containing costs, repurchasing their own shares, taking advantage of foreign investment opportunities, and lowering interest expenses through debt repayment. This enhanced the share prices of several of the fund's holdings including Telefonica de Espana (Spain), Espoon Sahko Oy (Finland), and Tele Danmark (Denmark).

During the reporting period, many European countries reduced their government spending and large debt burdens in an attempt to meet requirements for membership in the European Monetary Union. As a result, many electric and telecommunication utility stocks appreciated in value, prompting us to take profits in some of our holdings.

   Franklin Global Utilities Fund
   Top 10 Holdings on October 31, 1996

   Based on Total Net Assets

   Company                               % of Total
   Industry, Country                     Net Assets

   Enron Corp                                  3.4%
   Electric & Gas Utilities, United States

   Hellenic Telecommunications

   Organization, SA                            3.0%

   Telecommunications Services, Greece

   Telecom de Argentina, SA, ADR               3.0%
   Telecommunications Services, Argentina

   Enron Global Power & Pipelines, L.L.C.      3.0%
   Electric & Gas Utilities, Argentina

   Texas Utilities Co.                         2.8%
   Electric & Gas Utilities, United States

   Espoon Sahko Oy                             2.6%
   Electric & Gas Utilities, Finland

   Hong Kong Electric Holdings, Ltd.           2.5%
   Electric & Gas Utilities, Hong Kong

   Empresa Nacional Electricidad SA, ADR       2.4%
   Electric & Gas Utilities, Chile

   ICG Communications, Inc.                    2.4%
   Telecommunications Services,

   United States

   Telefonica de Espana, ADR                   2.4%
   Telecommunications Services, Spain



For a complete list of portfolio holdings, please see page 62 of this report.

Latin America
The decline in share prices of many Latin American utilities created what we believed to be excellent buying opportunities. Therefore, we purchased stocks of several companies with strong underlying fundamentals that, in our opinion, were not fully reflected in their prices. For example, we initiated a position in Telefonica del Peru, one of the largest Latin American companies ever privatized, and increased our holdings of Telecom de Argentina, SA, a leading provider of telephone services in Argentina.

Asia
Although Asia's utility companies continued to experience high demand for electricity and tele-communications services, we maintained a low exposure to this region because we felt that most utility stock valuations were too high. However, believing that certain stocks offered attractive risk/reward characteristics, we added to our holdings of Korea Mobile Telecom, and maintained our positions in Korea Electric Power Corp., AES China Generating Co., Ltd., and Nippon Telegraph & Telephone Corp.

Looking forward, the fund remains committed to its long-term objective of maximizing total return through investing in a portfolio of utility stocks from around the world. Global utilities still provide services that are an essential part of peoples' lives, and we believe that the stocks of these companies play an important role in a well-diversified investment portfolio. In our opinion, the February 1996 Telecommunications Bill should increase opportunities for U.S. telecommunications firms, as telephone companies are allowed to offer new kinds of services they were previously prohibited from offering.

Outside the U.S., Europe has the potential to be an attractive market due to relatively low stock valuations and an improving economic and regulatory outlook. And we think that many Latin American countries will continue implementing market-friendly reforms that benefit the utility sector. There are, of course, special risks involved with investing globally in a non-diversified fund concentrating in a single industry. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the fund's prospectus.

This discussion reflects the strategies we employed for the fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

We thank you for your participation in the Franklin Global Utilities Fund and look forward to serving your investment needs in the years to come.

Performance Summary

Class I
The Franklin Global Utilities Fund Class I shares provided a total return of +6.49% for the six-month period ended October 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

Of course, we maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table to the right, the fund delivered a cumulative total return of more than 77% since its inception on July 2, 1992.

As measured by net asset value, the fund's share price increased 70 cents ($0.70), from $14.28 on April 30, 1996, to $14.98 on October 31, 1996. During
this time, shareholders received distributions of 21.5 cents ($0.215) per share in dividend income. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.

Franklin Global Utilities Fund
Class I
Periods ended October 31, 1996

                                           Since
                                         Inception
                   1-Year     3-Year     (7/2/92)
Cumulative

Total Return1       18.16%     30.99%      77.63%

Average Annual
Total Return2       12.87%      7.76%      12.98%
Value of $10,000
Investment3        $11,287    $12,512     $16,965


            10/31/93  10/31/94 10/31/95  10/31/96
One-Year

Total

Return4       34.12%    -1.27%   12.29%    18.16%

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the maximum 4.5% initial sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the initial sales charge.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates where investments are made, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Performance Summary
Class II
The Franklin Global Utilities Fund Class II shares provided a total return of +6.06% for the six-month period ended October 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

As measured by net asset value, the fund's share price increased 67 cents ($0.67), from $14.24 on April 30, 1996, to $14.91 on October 31, 1996. During
this time, shareholders received distributions of 18.38 cents ($0.1838) per share in dividend income. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.

Franklin Global Utilities Fund
Class II
Periods ended October 31, 1996

                                           Since
                                         Inception
                              1-Year     (5/1/95)
Cumulative Total Return1       17.48%      30.59%
Average Annual
Total Return2                  15.34%      18.05%
Value of $10,000

Investment3                   $11,534     $12,833

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes all sales charges.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include all sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates where investments are made, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

FRANKLIN SMALL CAP GROWTH FUND

Your Fund's Objective:
The Franklin Small Cap Growth Fund seeks long-term capital growth by investing in equity securities of small-capitalization companies -- those with a market capitalization of less than $1 billion at the time of investment.

The six months ended October 31, 1996, were a volatile period for U.S. equity markets in general, and small cap stocks in particular. As the economy strengthened, many investors became concerned about inflation and the possibility of rising interest rates, and took profits in small cap stocks. Between June 5, 1996 and July 24, 1996, the NASDAQ Composite Index, a commonly-used barometer for small cap equities, plunged 16.55%.* While large cap equities also suffered during this period, their decline was not as significant. Although small cap stocks began to recover from their depressed levels towards the end of the reporting period, they fell slightly in October. Within this environment, the fund's Class I shares delivered a six-month total return of +2.99% and a one-year cumulative total return of +24.85%, as shown in the Performance Summary on page 19.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*The National Association of Securities Dealers Automated Quotations (NASDAQ) Composite Index is a market-weighted index of all common stocks traded over the counter that are included in the NASDAQ quotations system. It excludes those listed on an exchange and those with only one market maker. It is an index of predominately smaller capitalization companies. This is a total return index with dividends reinvested, as calculated by Wilshire Associates, Inc.

In our search for small capitalization companies that were well positioned for rapid growth of revenues, earnings, or cash flow, we focused on businesses with a competitive advantage such as a proprietary product or unique marketing niche. We found attractive investments in a broad range of sectors, and on October 31, 1996, the fund held significant weightings in industries such as technology, health services, finance, and energy and minerals.

Seeking to take advantage of the market's weakness in June and July, we purchased shares in high-quality growth companies, particularly in technology firms whose shares fell in sympathy with the rest of the market. For example, we initiated positions in C-Cube Microsystems, Inc., a leading provider of digital video compression technology, and Broderbund Software, Inc., a top developer of personal computer software for the home, school and small business markets.



   Franklin Small Cap Growth Fund
   Top 10 Holdings on October 31, 1996

   Based on Total Net Assets

   Company                               % of Total
   Industry                              Net Assets

   Devon Energy Corp.                         1.7%
   Energy and Minerals

   Quantum Corp.                              1.5%
   Electronic Technology

   Logicon, Inc.                              1.5%
   Electronic Technology

   Barrett Resources Corp.                    1.5%
   Energy and Minerals

   Tommy Hilfiger Corp.                       1.4%
   Consumer Non-Durables

   Scor, SA (France)                          1.4%
   Finance

   Varco International, Inc.                  1.4%
   Energy and Minerals

   Scholastic Corp.                           1.4%

   Consumer Non-Durables

   Tracor, Inc.                               1.4%
   Electronic Technology

   Linear Technology Corp.                    1.3%
   Semiconductors and Equipment



For a complete list of portfolio holdings, please see page 77 of this report.

During the period, we continued to search outside of traditional growth sectors to find reasonably priced growth companies. Strong performance by our energy stocks, including Barrett Resources Corp. and Abacan Resources Corp., which profited from rising crude oil prices, contributed to the fund's total return. We also realized profits on the sales of several holdings including DuPont Photomasks, Inc., Castech Aluminum Group, Inc., and Shiva Corp.

We participated selectively in the initial public offering market, investing in what we believed to be strong, emerging growth companies. Purchases included Abercrombie & Fitch Co., a leading apparel retailer, and Cymer, Inc., a provider of cutting-edge technology used in the manufacturing of next-generation semiconductors.

Looking forward, we remain optimistic about prospects for the fund. In our opinion, small cap stocks are attractively valued relative to the overall market, and the growing economy and apparent lack of inflationary pressure should create an environment conducive to the prosperity of smaller capitalization companies. Of course, there are risks involved in investing in a fund seeking long-term growth from small or relatively new or unseasoned companies. These risks, which include relatively small revenues, limited product lines and small market share, are further discussed in the fund's prospectus.

This discussion reflects the strategies we employed for the fund during the six months under review, and includes our opinions at the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

We thank you for your participation in the Franklin Small Cap Growth Fund and look forward to serving your investment needs in the years to come.

Performance Summary

Class I
The Franklin Small Cap Growth Fund Class I shares provided a total return of +2.99% for the six-month period ended October 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table to the right, the fund delivered a cumulative total return of more than 151% since the fund's inception on February 14, 1992.

As measured by net asset value, the fund's share price increased 59 cents ($0.59), from $19.75 on April 30, 1996, to $20.34 on October 31, 1996. During
this time, shareholders received no distributions. Past performance is not predictive of future results, and distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.


Franklin Small Cap Growth Fund
Class I
Periods ended October 31, 1996

                                           Since
                                         Inception

                    1-Year     3-Year    (2/14/92)

Cumulative
Total Return1        24.85%     95.15%    151.28%
Average Annual
Total Return2        19.24%     23.06%     20.42%
Value of $10,000
Investment3         $11,924    $18,637    $24,000


            10/31/93  10/31/94 10/31/95  10/31/96
One-Year

Total

Return4       31.12%    16.38%   34.31%    24.85%

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the maximum 4.5% initial sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the initial sales charge.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Performance Summary
Class II
The Franklin Small Cap Growth Fund Class II shares reported a total return of +2.59% for the six-month period ended October 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include sales charges.

As measured by net asset value, the fund's share price increased 51 cents ($0.51), from $19.66 on April 30, 1996, to $20.17 on October 31, 1996. During
this time, shareholders received no distributions. Past performance is not predictive of future results, and distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.

   Franklin Small Cap Growth Fund

   Class II

Periods ended October 31, 1996

                                           Since
                                         Inception
                              1-Year     (10/2/95)
Cumulative
Total Return1                  23.96%      20.67%
Average Annual
Total Return2                  21.76%      16.96%
Value of $10,000

Investment3                   $12,176     $11,846

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes all sales charges.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include all sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

FRANKLIN GLOBAL HEALTH CARE FUND

Your Fund's Objective:
The Franklin Global Health Care Fund seeks capital appreciation by investing primarily in the equity securities of health care companies located throughout the world.

The six-month period under review was an extremely volatile one for health care investors. Following a long period of outperforming the market, health care stocks declined from May through July. This decline was triggered by a broad equity market correction and exacerbated by profit taking. Although the industry rebounded in August and September, recovering most of the losses incurred earlier in the summer, it fell again in October. Within this environment, the fund produced a six-month total return of -10.87%, as shown in the Performance Summary on page 25. Of course, we have always encouraged our shareholders to maintain a long-term investment perspective and as you can see in the Performance Summary, the fund's Class I shares produced a one-year total return of +26.06% and a three-year cumulative total return of +102.84%.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

On October 31, 1996, the fund's portfolio was allocated globally across several health care sectors. Medical technology represented our heaviest exposure because many of these businesses are developing innovative products with the potential for strong earnings growth. Two of our largest holdings in this sector were Mentor Corp. and ESC Medical Systems Ltd. Mentor Corp. manufactures products for plastic and reconstructive surgery. ESC Medical, also a cosmetic device manufacturer, produces an instrument that emits ultrahigh frequency light pulses that remove spider veins, skin blemishes and tattoos.

In July, the managed care/HMO sector was negatively impacted when United Healthcare Corp. and HealthSource, Inc. reported disappointing earnings. We took advantage of this decline and purchased stocks that we considered to be attractively valued. In our opinion, HMOs could post enrollment gains at the expense of traditional insurers as employers continue to seek lower-cost health care options for their employees. Privatization of Medicare and Medicaid may also add to HMO enrollment growth.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

During the period, we increased our exposure to companies which design information systems that help health care providers reduce costs and improve the quality of their care. We believe this is likely to become more important as patients demand higher quality service from their plans, and HMOs place pressure on hospitals and doctors to lower expenses. We also added to our holdings in HBO & Co., Medic Computer Systems, Inc., Transition Systems, Inc., and Access Health, Inc., and initiated positions in Amisys Managed Care Systems and Apache Medical Systems, Inc.

Looking forward, we are optimistic about prospects for the health care industry. In our opinion, an aging population will drive health care expenditures, and rapidly changing technology should widen the range of treatable conditions and increase life expectancy. We believe these trends represent opportunities for Medicare HMOs, nursing homes and home care organizations, as well as potential long-term increases in drug consumption and hospitalization.

Furthermore, demand for health care services and products generally is not affected by the cyclical swings in the business cycle. Of course, now that the elections are over, politicians may again focus on proposing reforms in Medicare and Medicaid programs, but we believe there is little risk of these programs being enacted before next summer. Our goal, as always, is to seize upon investment opportunities that present themselves in the health care sector in a timely and disciplined fashion, providing our shareholders unique opportunities to invest in today's newest and fastest-growing companies.

This discussion reflects the strategies we employed for the fund during the six months under review, and includes our opinions at the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

   Franklin Global Health Care Fund
   Top 10 Holdings on October 31, 1996

   Based on Total Net Assets

   Company                               % of Total
   Industry, Country                     Net Assets

   Boston Scientific Corp.                         3.7%
   Medical Technology & Supplies,

   United States

   PacifiCare Health Systems, Inc., Class B        3.1%
   Managed Care and HMOs, United States

   Serologicals Corp.                              3.1%
   Biotechnology, United States

   Ventritex, Inc.                                 2.6%
   Medical Technology & Supplies,

   United States

   Molecular Devices Corp.                         2.5%
   Medical Technology & Supplies,

   United States

   Sierra Health Services, Inc.                    2.5%
   Managed Care and HMOs, United States

   Medic Computer Systems, Inc.                    2.4%
   Software/Information Systems,
   United States

   Capstone Pharmacy Services, Inc.                2.4%
   Miscellaneous, United States

   Oxford Health Plans, Inc.                       2.3%
   Managed Care and HMOs, United States

   Renal Care Group, Inc.                          2.2%
   Post-Acute Providers, United States



For a complete list of portfolio holdings, please see page 58 of this report.

There are, of course, special risks involved with investing globally in a non-diversified fund concentrating its investments in a single industry. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the fund's prospectus.

We appreciate your participation in the Franklin Global Health Care Fund and look forward to serving your investment needs in the years to come.

Performance Summary

The Franklin Global Health Care Fund's Class I shares produced a total return of -10.87% for the six-month period ended October 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the initial sales charge. Since Class II shares were offered beginning on September 3, 1996, performance figures are not available.

We always maintain a long-term perspective when managing the fund, and encourage shareholders to view their investments in a similar manner. As you can see from the table on page 26, the fund's Class I shares delivered a cumulative total return of more than 107% since inception on February 14, 1992.

The fund's Class I share price, as measured by net asset value, decreased $2.12 per share, from $19.33 on April 30, 1996 to $17.21 on October 31, 1996. The fund's Class II share price, as measured by net asset value, decreased 13 cents ($0.13) from $17.33 on September 3, 1996 to $17.20 on October 31, 1996. During
the reporting period, Class I shareholders received distributions totaling 2.1 cents ($0.021) per share in dividend income. Class II shares did not pay distributions from inception on September 3, 1996 through the end of the period. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.

   Franklin Global Health Care Fund - Class I

Periods ended October 31, 1996

                                                                 Since
                                                               Inception
                                         1-Year     3-Year     (2/14/92)
Cumulative Total Return1                  26.06%     102.84%    107.05%
Average Annual Total Return2              20.40%      24.67%     15.57%
Value of $10,000 Investment3             $12,040     $19,379    $19,775


                               10/31/93  10/31/94   10/31/95   10/31/96
One-Year Total Return4           10.67%    23.62%     30.17%     26.06%

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the maximum 4.5% initial sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include the initial sales charge.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.

All total return calculations assume reinvestment of dividends and capital gains distributions at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total return to shareholders.

FRANKLIN STRATEGIC INCOME FUND

Your Fund's Objective:
The Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The fund uses an active asset allocation process and invests in securities of foreign governments, U.S. and foreign high yield fixed-income securities, asset-backed securities, preferred stock, common stock that pays dividends, and income-producing securities convertible into common stock of such companies.

Moderate economic growth coupled with continued low inflation provided the market fundamentals necessary for a positive performance during the six months ended October 31, 1996. As you know, we have the ability to diversify investments and allocate assets across a variety of market sectors -- in particular, foreign government bonds, emerging market debt securities, high yield corporate bonds, U.S. government bonds, convertible securities, and mortgage-backed securities. We exercised this investment freedom to capitalize on opportunities presented to us in the marketplace, moving between and maximizing the strengths of certain sectors. In the end, we achieved an attractive six-month total return of +8.30%, as discussed in the Performance Summary on page 30.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

High Yield Corporate Bonds

In general, high yield corporate bonds benefited from the low inflation environment of the last six months, with August and September as particularly good months for price appreciation. Our holdings in telecommunication and media/broadcasting bonds strengthened as a result of two major industry trends: consolidation and deregulation. We positioned the fund to take advantage of recent positive global trends in the telecommunications industry with our holding of Millicom International Cellular, a company with diversified operations in several developing markets.

Within the metals sector, our focus on undervalued companies, such as Gulf States Steel, proved beneficial to the fund by way of price appreciation. Also, continued job out-sourcing in the automotive sector helped the solid performance of our auto-supplier holdings of Aetna Industries Inc. and Collins & Aikman Products.


Convertible Securities
A strong equity market and falling interest rates contributed to a solid performance in our con-vertible securities sector. We sold our position in Youth Services International during the period after its price had appreciated to a point that offered little downside protection. Another strong convertible performer was U.S. Diagnostic, a consolidator of imaging centers. Its common stock sells at a discount to the market and, based on this, we feel that this convertible security continues to offer significant growth potential.

A security that has yet to meet our standards is Xilinx Inc., a maker of field programmable gate arrays. We feel that the company's prospects are bright, and we anticipate good performance from this holding as well as from another position we hold in this group -- Altera Corp.

Emerging Markets
Emerging markets continued to rally during the reporting period, and our large weighting in this sector (13.5% of total net assets) contributed significantly to the fund's strong total return. With the majority of our emerging markets holdings in Latin America, we benefited from the region's ongoing economic recovery, low inflation, and strong export growth.

International
Over the six-month period, we decreased our exposure to foreign currency-denominated bonds as we believed most of these securities were likely to decline in value relative to the U.S. dollar. We also reallocated our assets within Europe, moving away from core countries such as Germany to take advantage of the superior performance offered by the higher-yielding markets of Italy, Spain, Sweden and the United Kingdom.

U.S. Treasury Securities
Strong economic growth in the second quarter of 1996 renewed inflation fears and pushed U.S. Treasury yields higher on speculation that the Federal Reserve Board (the Fed) might raise the federal funds rate. The Fed did not raise rates, and by the end of the third quarter 1996, economic growth had eased to an annualized rate of 2.2%, quelling investor concerns. The yield of the 10-year U.S. Treasury note oscillated between 6.66% and 7.06% during the six-month period before settling at 6.37% on October 31, 1996.

The fund should continue to perform well as we anticipate low inflation, ongoing slow to moderate economic growth, and a relatively stable interest rate environment in the U.S. and abroad.

This discussion reflects the strategies we employed for the fund and includes our opinions as of the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change in light of new circumstances. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the fund.

Performance Summary

The Franklin Strategic Income Fund's share price, as measured by net asset value, increased 47 cents, from $10.77 on April 30, 1996, to $11.24 on October 31, 1996.

For the six-month period, your fund paid monthly income distributions totaling
40.2 cents ($0.402) per share. Based on an annualization of October's dividend of 6.7 cents ($0.067) per share and the maximum offering price of $11.74 on October 31, 1996, your fund's distribution rate was 6.85%.

The Franklin Strategic Income Fund posted a total return of +8.30% for the six months ended October 31, 1996. Cumulative total return measures the change in value of an investment over the periods indicated, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. Past performance is not predictive of future results.


Franklin Strategic Income Fund
Periods ended October 31, 1996
                                           Since
                                         Inception
                               1-Year    (6/1/94)
Cumulative Total Return1        15.88%     36.37%
Average Annual
Total Return2                   10.95%     11.69%
Value of a $10,000

Investment3                    $11,588    $13,637

Distribution Rate4                   6.85%
30-Day Standardized Yield5           7.69%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods and includes the maximum 4.25% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the maximum 4.25% initial sales charge.

4. Distribution rate is based on an annualization of the fund's 6.7 cent per share monthly dividend and the maximum offering price of $11.74 on October 31, 1996.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1996.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager agreed in advance to waive a portion of management fees and to assume responsibility for certain other costs, which reduces operating expenses and increases the distribution rate, yield and total return to shareholders. If the manager had not taken this action, the fund's distribution rate and total return would have been lower, and yield for the period would have been 6.86%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.

FRANKLIN NATURAL RESOURCES FUND

Your Fund's Objective:
The Franklin Natural Resources Fund seeks long-term capital appreciation by investing at least 65% of its total assets in securities of companies that own, produce, refine, process or market natural resources, as well as those that provide support services for natural resources companies.

During the six months ended October 31, 1996, U.S. and foreign economies enjoyed moderate growth, causing a gradual tightening in the supply of some major commodities. As a result, oil and natural gas prices increased, which contributed to the profitability of energy companies. At the same time, volatility in the U.S. equity markets led to a gradual shift of capital toward securities of companies with reserves of tangible assets, benefiting many sectors in which the fund invests. Within this environment, the fund produced a total return of +8.83% for the six-month period, as discussed in the Performance Summary on page 35.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Throughout the reporting period, the fund continued to invest in what we believed were well-managed companies with rapidly growing, highly efficient, technologically advanced operations in the oil and gas, precious and base metals, forest products and paper, chemical, steel, and real estate sectors. Since 56% of our assets were dedicated to the energy sector as of October 31, 1996, the fund benefited from the increase in energy prices which occurred during the period.

Two companies that contributed significantly to the fund's performance were Barrett Resources Corp. and Varco International, Inc. Barrett, an independent oil and gas exploration and production company, performed well due to its successful exploration efforts and its low-cost, rapid production growth. And Varco International, an oilfield service company, benefited from high demand for its drilling equipment that helps make oil and gas drilling rigs safer and more productive. Although Cairn Energy USA, Inc. turned in a string of unsuccessful oil and gas drilling results in the Gulf of Mexico, we added to this holding at what we believed were bargain prices. One of the lowest cost producers in the country, it has grown rapidly and in our opinion, has good potential for future growth.

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The specialty chemical sector, particularly fertilizer producers, also contributed to the fund's strong performance. Low grain inventories led to worldwide demand for higher crop yields, which translated into increasing profitability for companies such as Arcadian Corp., IMC Global, Inc., and Potash Corp. Mergers and acquisitions also impacted the sector as Potash acquired Arcadian, prompting us to take profits on a portion of these holdings. Although we reduced our weighting in this sector after its strong appreciation, we view industry consolidation and an increasing demand for fertilizer as positive trends and remain optimistic about this sector's future.

During the reporting period, we increased the fund's exposure to precious metals companies. Believing that they have significant reserve and production potential, we added several gold producers such as Geomaque Explorations, Ltd., William Resources, Inc. and Pangea Goldfields, Inc. However, we decreased our exposure to forest products and specific base metals such as copper because we are uncertain whether demand for these products will be strong enough to absorb an expected increase in their supply.


   Franklin Natural Resources Fund
   Top 10 Holdings on October 31, 1996

   Based on Total Net Assets

   Company                               % of Total
   Industry, Country                     Net Assets

   Devon Energy Corp.                              4.7%
   Energy, United States

   Enron Oil & Gas Co.                             4.6%
   Energy, United States

   Abacan Resource Corp.                           4.3%
   Energy, Canada

   Cairn Energy USA, Inc.                          3.5%
   Energy, United States

   Petroleum Securities Australia, Ltd., ADR       2.9%
   Energy, Australia

   Houston Exploration Co.                         2.6%
   Energy, United States

   Pinnacle Resources, Ltd.                        2.4%
   Energy, Canada
   Total, SA, ADR                                  2.1%
   Energy, France

   Barrett Resources Corp.                         1.9%
   Energy, United States

   IMC Global, Inc.                                1.8%
   Chemicals, United States



For a complete list of portfolio holdings, please see page 72 of this report.

Looking forward, we are optimistic about the prospects for natural resources companies. If the current benign price environment for commodities continues, it could lead to a sustained level of high profitability for commodity-related industries. Of course, we do not purchase stocks based solely on the assumption that commodity prices will rise. We shall continue to invest in companies we believe have the best potential for growth in any price environment, due to factors such as rapid production growth, asset or technological edge and lower costs.

It should be remembered, however, that the rewards the fund may offer also involve the special risks of investing in a non-diversified, sector fund, as well as the currency volatility and political, economic or regulatory uncertainty associated with foreign investing. Developing markets are represented in the fund's portfolio, and involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets. These and other risk considerations are discussed in the prospectus.

This discussion reflects the strategies we employed for the fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

We appreciate your participation in the Franklin Natural Resources Fund and look forward to serving your investment needs in the years to come.

Performance Summary

The Franklin Natural Resources Fund produced a total return of +8.83% for the six-month period ended October 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, increased $1.12 per share, from $13.14 on April 30, 1996 to $14.26 on October 31, 1996. During the reporting period, shareholders received distributions totaling 3.6 cents ($0.036) per share in dividend income. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.

Franklin Natural Resources Fund
Periods ended October 31, 1996

                                           Since
                                         Inception
                               1-Year    (6/5/95)
Cumulative Total Return1       46.74%      45.13%
Average Annual
Total Return2                  40.08%      26.11%
Value of $10,000

Investment3                   $14,008     $13,861

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the maximum 4.5% initial sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include the initial sales charge.

All total return calculations assume reinvestment of dividends and capital gains distributions at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, the fund's total return would have been lower. The waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.


FRANKLIN BLUE CHIP FUND

Your Fund's Objective:
The Franklin Blue Chip Fund seeks long-term capital appreciation by investing primarily in high quality, blue chip companies with market capitalizations of $1 billion or more, that the managers believe are leaders in their industries and are positioned for stable, long-term growth potential.

We are pleased to bring you the first semi-annual report for the Franklin Blue Chip Fund, which covers the period from the fund's inception on June 3, 1996, through October 31, 1996.

The period under review has been a volatile one for global equity markets. U.S. equities, as measured by the Standard & Poor's 500 Index (S&P 500(R))1, declined through July, but rebounded in August and ended the reporting period at new highs. Foreign markets, as measured by the Morgan Stanley Capital International All Country World Index1, also experienced a decline in July, but lagged the U.S. market in their subsequent recovery.

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

1. Please remember that the fund's performance differs from that of the index because, among other things, the index is not managed according to any investment strategy, includes no sales charges or management expenses, and does not contain cash (the fund generally carries a certain percentage of cash at any given time). Of course, one cannot invest directly in an index.

Led by the United Kingdom, Sweden, Germany and Switzerland, European stock markets outperformed other foreign markets throughout the period. In Latin America, Brazil's equity market performed well while Argentina's lagged. And in Asia, the smaller "Asian Tiger" countries experienced decelerated growth, as markets in Thailand and Korea fell more than 15%. While the fund's broad geographic diversification diluted the positive effects of Europe's strong performance upon our portfolio, it also mitigated the impact of the severe declines in Asia. Within this environment, the fund delivered a total return of +2.40% for the first five months since its inception, as discussed in the Performance Summary on page 40.

On October 31, 1996, U.S. securities represented 27.8% of the fund's total net assets, foreign securities accounted for 49.6% and the remaining 22.6% was in cash and cash equivalents. We are being patient in our search for profitable, well-established, attractively valued, blue chip companies and it is our policy not to purchase a security if it is trading above our assessment of its true value.

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As you can see from the chart on page 37, our holdings on October 31 included 10 industry sectors. The fund benefited from its exposure to companies in the technology, health care, and consumer staples sectors.

Intel Corp., the dominant semiconductor manufacturer and one of our top ten holdings, appreciated 42.5% since the fund's inception. Boston Scientific Corp., a worldwide leader in the manufacturing and development of medical devices, was one of our best performing holdings. Its shares rose 26.8% in value in the period under review. And Loewen Group, Inc., the North American leader in managing funeral homes and cemeteries, rose 36.1% since the fund's inception. Meanwhile, share prices of several utilities declined in value, giving us an opportunity to add to our positions in Italmobiliare, the largest provider of cellular telephone service in Italy, and Hong Kong Telecom, the main provider of long-distance phone service in Hong Kong.

   Franklin Blue Chip Fund
   Top 10 Holdings on October 31, 1996

   Based on Total Net Assets

   Company                               % of Total
   Industry, Country                     Net Assets

   Roche Holding AG                            1.4%
   Pharmaceuticals, Switzerland

   Procter & Gamble Co.                        1.2%
   Consumer Products, United States

   Intel Corp.                                 1.2%
   Computer Hardware, United States

   VEBA AG                                     1.1%
   Utilities, Germany

   Mobil Corp.                                 1.1%
   Oil and Gas, United States

   General Electric Co.                        1.0%
   Electronics, United States

   HSBC Holding Plc                            1.0%
   Banking, United Kingdom

   Deutsche Bank AG                            1.0%
   Banking, Germany

   Royal Dutch Petroleum Co.                   1.0%

   Oil & Gas, Netherlands

   The Coca-Cola Co.                           0.9%
   Food and Beverages, United States



For a complete list of portfolio holdings, please see page 45 of this report.


Looking ahead, we are optimistic about investment opportunities for the fund. We will continue to search for industry leaders that we believe have quality management and superior products which should enable them to maintain their leadership positions over the long term. Since many of today's top companies have global business strategies and international assets, the fund's global diversification should help us achieve this goal. However, investing in the fund involves the special risks of global investing related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. These and other risk considerations are discussed in the prospectus.

This discussion reflects the strategies we employed for the fund during the period under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

Thank you for investing in the Franklin Blue Chip Fund. We appreciate your support and will update you about our progress in the fund's first annual report that you will receive in six months.

Performance Summary

The Franklin Blue Chip Fund produced a total return of +2.40% for the period from its inception on June 3, 1996, through October 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gain distributions, and does not include the fund's initial sales charge.

The fund's share price, as measured by net asset value, increased 24 cents ($0.24) per share, from $10.00 on June 3, 1996 to $10.24 on October 31, 1996.
During the reporting period, shareholders did not receive any dividends or capital gain distributions. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.

Franklin Blue Chip Fund
Period ended October 31, 1996

                                           Since
                                         Inception
                                         (6/3/96)
Cumulative Total Return1                    2.40%
Aggregate Total Return2                    -2.20%

1. Cumulative total return represents the change in value of an investment over the indicated period and does not include the maximum 4.5% initial sales charge.

2. Aggregate total return represents the change in value of an investment over the indicated period and includes the initial sales charge. Since the fund has been in existence for less than one year, average annual total returns are not provided.

All total return calculations assume reinvestment of dividends and capital gains distributions at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, the fund's total return would have been lower. The waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.


FRANKLIN MIDCAP GROWTH FUND

Your Fund's Objective:
The Franklin MidCap Growth Fund seeks long-term capital growth by investing primarily in equity securities of medium-capitalization companies -- those with a market capitalization between $200 million and $5 billion.

We are pleased to present the first semi-annual report of the Franklin MidCap Growth Fund which covers the five months ended October 31, 1996. Formerly called the Franklin Institutional MidCap Growth Fund, the fund changed its investment objective, strategy and investment adviser prior to becoming available to retail investors for the first time on June 1, 1996.

During the period under review, the U.S. equity market performed well. Retail sales, employment and industrial production rose, but the economy did not appear to be overheating. And although concerns about inflation surfaced occasionally, interest rates remained fairly stable. Within this environment, the fund provided a five-month total return of +2.64%, as shown in the Performance Summary on page 44.

GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Seeking to identify companies with a market capitalization between $200 million and $5 billion that we believed were well-positioned for rapid growth in revenues, earnings, or cash flow, we focused on leaders in growing industries providing differentiated products or services that are not easily replicated and provide a sustainable competitive advantage. As of October 31, 1996, the fund was 89.3% invested in a diversified stock portfolio covering a broad range of industries, with the remaining 10.7% held in short-term assets.

The largest portion of the fund's portfolio was invested in electronic technology stocks. New products and services being developed in this field continually revolutionize the way we work and play, and provide an ongoing stream of exciting potential investment opportunities. During the period, we initiated a position in Ascend Communications, which provides networking products used for telecommuting and internet access, two of the fastest growing and most profitable niche markets in computing technology. We also initiated a position in 3Com Corp., a leading networking equipment vendor.

   Franklin MidCap Growth Fund
   Top 10 Holdings on October 31, 1996

   As a Percentage of Total Net Assets

   Company                               % of Total
   Industry                              Net Assets

   CUC International, Inc.                       1.7%
   Consumer Services

   Adaptec, Inc.                                 1.7%
   Electronic Technology

   Devon Energy Corp.                            1.6%
   Industrial Services

   Education Management Corp.                    1.5%

   Consumer Services

   AES Corp.                                     1.5%
   Industrial Services

   Varco International, Inc.                     1.5%
   Industrial Services

   Quantum Corp.                                 1.4%
   Electronic Technology

   Scor, SA (France)                             1.4%
   Finance

   Norrell Corp.                                 1.3%
   Electronic Technology

   Expeditors International
   of Washington, Inc.                           1.3%
   Transportation


For a complete list of portfolio holdings, please see page 66 of this report.

Our focus on companies with rapid growth prospects led us to invest in Barrett Resources, a leader in oil and gas exploration with the potential for significant increases in production. We also initiated positions in reasonably valued, high-quality consumer service companies such as Starbucks, a premier specialty coffee retailer, which has perhaps one of the most recognized brand names in its industry.

Looking forward, we are optimistic about the fund's long-term investment potential. In our opinion, medium-capitalization stocks offer the best features of both small- and large-capitalization stocks. Medium-capitalization companies are more established and tend to be more stable than the smaller companies, but unlike large-capitalization companies which can offer greater stability, they generally are still growing rapidly.

This discussion reflects the strategies we employed for the fund during the five months ended October 31, 1996, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the fund.

We thank you for your participation in the Franklin MidCap Growth Fund and look forward to serving your investment needs in the years to come.

Performance Summary

The Franklin MidCap Growth Fund reported a total return of +2.64% for the five-month period beginning June 1, 1996, the date the fund became available to retail investors, through October 31, 1996. Total return measures the change in value of an investment, does not include the maximum initial sales charge, and assumes reinvestment of dividends and capital gains.

During the reporting period, shareholders received income distributions totaling
5.0 cents ($0.05) per share. As measured by net asset value, the price of the fund's shares increased by $0.33, from $14.44 on June 1, 1996, to $14.77 on October 31, 1996. Of course, past performance cannot guarantee future results, and distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.

Franklin MidCap Growth Fund
Periods ended October 31, 1996
                                              Since
                                 5-Month    Objective               Since
                                Reporting    Change               Inception
                                 Period     (1/2/96)5   1-Year5  (8/17/93)5
Cumulative Total Return1           2.64%       0.35%     19.00%     57.64%
Average Annual Total Return2      -1.97%      -4.16%     13.62%     13.61%
Value of $10,000 Investment3      $9,803      $9,584    $11,362    $15,056


                                            10/31/94   10/31/95   10/31/96
One-Year Total Return4                         1.52%     26.81%     19.00%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.5% initial sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the initial sales charge.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.

5. On January 2, 1996, the fund changed its investment objective, strategy, and investment adviser.

All total return calculations assume reinvestment of dividends and capital gains distributions at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past expense reductions by the fund's manager increased the fund's total returns, and past performance is not predictive of future results.


FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, October 31, 1996 (unaudited)




                                                                                                         Value
 Country*   Shares      Franklin Blue Chip Fund                                                        (Note 1)
                        Common Stocks 77.3%

                        Automotive and Transportation 3.3%
    JP        1,000     Bridgestone Corp. ........................................................      $ 16,875
    US         800a     Fritz Companies, Inc. ....................................................        12,800
    US          700     Mark IV Industries, Inc. .................................................        15,138
    JP        2,000     Nippon Express Co., Ltd. .................................................        16,259
    SD        2,000     Singapore Airlines, Ltd. .................................................        17,604
    US          500     Tata Engineering and Locomotive Co., Ltd., GDR............................         6,188
    JP        1,000     Toyota Motor Corp. .......................................................        23,642
                                                                                                   -------------
                                                                                                         108,506
                                                                                                   -------------
                        Banking 8.7%
    US          100     Banco Frances del Rio de la Plata, SA, ADR................................         2,625
    TB        1,600     Bangkok Bank Public Co., Ltd. ............................................        17,070
    CA          700     Bank of Montreal..........................................................        21,171
    US        1,400     Bank of Tokyo-Mitsubishi, ADR.............................................        28,875
    US          300     Citicorp..................................................................        29,700
    JP        1,000     Dai-Ichi Kangyo Bank, Ltd. ...............................................        16,259
    DK          100     Den Danske Bank...........................................................         7,174
    DD          700     Deutsche Bank, AG ........................................................        32,533
    BE           23     Generale De Banque, SA....................................................         8,038
    HK        1,000     Hang Seng Bank, Ltd. .....................................................        11,866
    GB        1,600     HSBC Holding, Plc. .......................................................        33,596
    US          200     J.P. Morgan & Co., Inc. ..................................................        17,275
    MR        1,000     Malayan Banking Berhad....................................................         9,895
    PP          237     Metropolitan Bank & Trust Co. ............................................         5,242
    JP        1,000     Mitsui Trust & Banking....................................................         9,668
    US          300     National Australia Bank, Ltd., ADR........................................        16,463
    SA          400     Nedcor, Ltd. .............................................................         5,837
    JP        1,000     Sanwa Bank................................................................        17,050
                                                                                                   -------------
                                                                                                         290,337
                                                                                                   -------------
                        Chemicals 2.4%
    DD          500     Bayer, AG.................................................................        18,880
    US          100     E.I. du Pont de Nemours and Co. ..........................................         9,275
    US          500     Monsanto Co. .............................................................        19,813
    US          300     Praxair, Inc. ............................................................        13,275
    JP        1,000     Shin-Etsu Chemical Co. ...................................................        17,138
                                                                                                   -------------
                                                                                                          78,381
                                                                                                   -------------

                        Computer Hardware1.8%
    US         100a     Compaq Computer Corp. ....................................................       $ 6,963
    US          400     Hewlett-Packard Co. ......................................................        17,650
    US          350     Intel Corp. ..............................................................        38,456
                                                                                                   -------------
                                                                                                          63,069
                                                                                                   -------------
                        Computer Software  3.9%
    US         200a     3Com Corp. ...............................................................        13,525
    US         200a     Cisco Systems, Inc. ......................................................        12,375
    US          100     First Data Corp. .........................................................         7,975
    US         200a     Microsoft Corp. ..........................................................        27,450
    US         400a     Newbridge Networks Corp. .................................................        12,650
    US         300a     Oracle Systems Corp. .....................................................        12,694
    DD          200     SAP, AG...................................................................        26,888
    US         500a     Xilinx, Inc. .............................................................        16,375
                                                                                                   -------------
                                                                                                         129,932
                                                                                                   -------------
                        Consumer Products 5.1%
    DD          300     Adidas, AG................................................................        25,269
    US          200     Estee Lauder Companies, Class A...........................................         8,600
    US          200     Gillette Co. .............................................................        14,950
    JP        2,000     Kao Corp. ................................................................        23,554
    FR           43     L'OREAL...................................................................        14,866
    US          500     Mattel, Inc. .............................................................        14,438
    US          400     Procter & Gamble Co. .....................................................        39,600
    IR        1,000     PT Hanjaya Mandala Sampoerna .............................................         9,295
    US         200a     TAG Heuer International, SA, ADR .........................................         3,200
    US          100     Unilever, New York Shares ................................................        15,288
                                                                                                   -------------
                                                                                                         169,060
                                                                                                   -------------
                        Electronics 6.0%
    US          100     AMP, Inc. ................................................................         3,388
    BE           44     Barco Industries .........................................................         7,237
    US          300     Canon, Inc., ADR..........................................................        28,913
    US          100     Ericsson (L.M.) Telecommunications, ADR...................................         2,763
    US          350     General Electric Co. .....................................................        33,863
    US          100     Hitachi, Ltd., ADR .......................................................         8,938
    US          100     Matsushita Electric Industrial Co., Ltd., ADR ............................        16,163
    US          100     Motorola, Inc. ...........................................................         4,600
    US          300     NEC Corp., ADR ...........................................................        16,425
    US          200     Oy Nokia Corp., ADR ......................................................         9,275
    DD          400     Siemens, AG ..............................................................        20,694
                        Electronics (cont.)
    JP          500     Sony Corp. ...............................................................      $ 30,014
    JP        3,000     Toshiba Corp. ............................................................        18,773
                                                                                                   -------------
                                                                                                         201,046
                                                                                                   -------------
                        Financial Services 4.0%
    US          250     American International Group, Inc. .......................................        27,156
    IT          320     Assicurazioni Generali ...................................................         6,177
    FR          161     AXA, SA...................................................................        10,057
    US          200     Charles Schwab Corp. .....................................................         5,000
    US          400     Federal National Mortgage Association.....................................        15,650
    US          100     General Re Corp. .........................................................        14,725
    AU          400     Lend Lease Corp., Ltd. ...................................................         6,780
    SA          200     Liberty Life Association of Africa, Ltd. .................................         5,464
    US          100     Merrill Lynch & Co., Inc. ................................................         7,025
    JP        1,000     Nomura Securites Co., Ltd. ...............................................        16,523
    SF            8     Swiss Reinsurance Co., Zurich ............................................         8,591
    US          200     Tokio Marine & Fire Insurance Co., ADR ...................................        11,050
                                                                                                   -------------
                                                                                                         134,198
                                                                                                   -------------
                        Food and Beverages 4.5%
    US          600     The Coca-Cola Co. ........................................................        30,300
    US          100     CPC International, Inc. ..................................................         7,888
    US          100     Kirin Brewery Co., Ltd., ADR .............................................        10,450
    FR           57     LVMH .....................................................................        13,058
    SF           21     Nestle, SA ...............................................................        22,834
    US          100     Panamerican Beverages, Inc., A Shares.....................................         4,363
    IT        3,800     Parmalat Finanziaria, S.p.A. .............................................         5,435
    US          800     PepsiCo, Inc. ............................................................        23,700
    US          200     Phillip Morris Companies, Inc. ...........................................        18,525
    CA          200     Seagram Co., Ltd. ........................................................         7,533
    SA          200     South African Breweries, Ltd. ............................................         5,198
                                                                                                   -------------
                                                                                                         149,284
                                                                                                   -------------
                        Gaming and Leisure1.2%
    US          100     Disney (Walt) Co. ........................................................         6,588
    MR        1,000     Genting Berhad............................................................         7,481
    US         100a     HFS, Inc. ................................................................         7,325
    US          100     Marriott International, Inc. .............................................         5,688
    US         400a     Sabre Group Holdings, Inc. ...............................................        12,200
                                                                                                   -------------
                                                                                                          39,282
                                                                                                   -------------

                        Health Care 1.3%
    US          200     Baxter International, Inc. ...............................................       $ 8,325
    US         200a     Boston Scientific Corp. ..................................................        10,875
    US          300     Columbia/HCA Healthcare Corp. ............................................        10,725
    US          200     HBO & Co. ................................................................        12,025
                                                                                                   -------------
                                                                                                          41,950
                                                                                                   -------------
                        Media and Broadcasting 1.7%
    US          600     News Corp., Ltd., ADR.....................................................        13,575
    GB        1,500     Reuters Holdings, Plc. ...................................................        18,666
    NG          200     Wolters Kluwer ...........................................................        25,711
                                                                                                   -------------
                                                                                                          57,952
                                                                                                   -------------
                        Metals, Mining, and Construction 4.2%
    SK          100     ABB AB, B Shares..........................................................        11,155
    GB          700     Antofagasta Holdings, Plc. ...............................................         4,045
    AS          110     Boehler-Uddeholm, AG......................................................         8,232
    US          800     Broken Hill Proprietary Co., Ltd., ADR....................................        21,500
    US          500     Cemex, SA de CV, ADR, B Shares ...........................................         3,593
    US          400     Cia Vale Do Rio Doce, ADR.................................................         8,293
    US          200     DeBeers Consolidated Mines, Ltd., ADR.....................................         5,900
    JP        2,000     Komatsu, Ltd. ............................................................        16,382
    JP        2,000     Mitsubishi Heavy Industries, Ltd. ........................................        15,381
    JP        4,000     Nippon Steel Co. .........................................................        11,672
    US          200     Pohang Iron & Steel Co., Ltd., ADR........................................         4,150
    US          200     RTZ Corp., Plc. ..........................................................        12,950
    SK          400     Sandvik AB, B Shares .....................................................         9,435
    TB          200     Siam Cement Public Co., Ltd. .............................................         6,841
                                                                                                   -------------
                                                                                                         139,529
                                                                                                   -------------
                        Miscellaneous1.4%
    HK        2,000     Hutchinson Whampoa, Ltd. .................................................        13,968
    CA          200     Loewen Group, Inc. .......................................................         7,906
    MR        3,000     Sime Darby Berhad.........................................................        10,627
    US          100     United Technologies Corp. ................................................        12,875
                                                                                                   -------------
                                                                                                          45,376
                                                                                                   -------------
                        Oil and Gas6.4%
    US          100     British Petroleum Co., Plc., ADR..........................................        12,863
    IT        1,000     ENI, S.p.A. ..............................................................         4,785
    US          300     Enron Corp. ..............................................................        13,950

                        Oil and Gas (cont.)
    US          300     Exxon Corp. ..............................................................      $ 26,588
    US          300     Mobil Corp. ..............................................................        35,025
    US          500     Perez Co., SA, ADR........................................................         6,351
    CA         800a     Renaissance Energy, Ltd. .................................................        25,359
    US          300     Repsol, SA, ADR...........................................................         9,788
    US          200     Royal Dutch Petroleum Co., New York Shares................................        33,075
    US          600     Total, SA, ADR............................................................        23,400
    US          200     Williams Companies, Inc. .................................................        10,450
    US          500     YPF Sociedad Anonima, ADR.................................................        11,375
                                                                                                   -------------
                                                                                                         213,009
                                                                                                   -------------
                        Pharmaceuticals  4.5%
    US         200a     Amgen, Inc. ..............................................................        12,263
    SK          100     Astra AB, B Shares........................................................         4,566
    US          200     Eli Lilly & Co. ..........................................................        14,100
    US          400     Johnson & Johnson.........................................................        19,700
    SF            6     Roche Holding ............................................................        45,426
    SF           20     Sandoz, AG ...............................................................        23,141
    GB        2,400     Smithkline Beecham, Plc. .................................................        29,631
                                                                                                   -------------
                                                                                                         148,827
                                                                                                   -------------
                        Real Estate  2.0%
    PP        6,000     Ayala Land, Inc., B Shares ...............................................         6,393
    HK        2,000     Cheung Kong Holdings, Ltd. ...............................................        16,037
    SD        1,000     City Developments, Ltd. ..................................................         7,879
    TB          500     Land and House Public Co., Ltd. ..........................................         4,158
    JP        2,000     Sekisui House, Ltd. ......................................................        21,093
    HK        1,000     Sun Hung Kai Properties, Ltd. ............................................        11,381
                                                                                                   -------------
                                                                                                          66,941
                                                                                                   -------------
                        Restaurants and Food Service1.0%
    US          300     McDonald's Corp. .........................................................        13,313
    FR           33     Sodexho, SA...............................................................        15,952
    US         100a     Starbucks Corp. ..........................................................         3,250
                                                                                                   -------------
                                                                                                          32,515
                                                                                                   -------------
                        Retail3.4%
    FR           31     Carrefour Supermarche.....................................................        17,205
    US          400     Home Depot, Inc. .........................................................        21,900
    US          100     Ito-Yokado Co., Ltd., ADR.................................................        20,000
    GB        2,800     Marks & Spencer, Plc. ....................................................        23,494
                        Retail (cont.)
    US          100     May Department Stores Co. ................................................       $ 4,738
    IT        1,000     La Rinacente, S.p.A. .....................................................         5,923
    US          700     Wal-Mart Stores, Inc. ....................................................        18,638
                                                                                                   -------------
                                                                                                         111,898
                                                                                                   -------------
                        Telecommunications7.3%
    US         500a     Airtouch Communications, Inc. ............................................        13,063
    US          500     AT & T Corp. .............................................................        17,438
    US          500     BellSouth Corp. ..........................................................        20,375
    US          200     British Telecommunications, Plc., ADR.....................................        11,525
    US          600     Hong Kong Telecommunications, Ltd., ADR...................................        10,575
    IT        1,200     Italmobiliare.............................................................        14,482
    US         300a     Korea Mobile Telecommunications, ADR......................................         3,750
    US          162     Lucent Technologies, Inc. ................................................         7,616
    US          700     Nippon Telegraph & Telephone, ADR.........................................        25,375
    US           40     Philippine Long Distance Telephone Co., ADR...............................         2,395
    IR        6,000     PT Telekomunikasi Indonesia...............................................         8,951
    SD        4,000     Singapore Telecommunications, Ltd. .......................................         9,313
    US         700a     Tele-Communications, Inc. ................................................        18,025
    US          300     Tele Danmark, A/S, ADR....................................................         7,500
    US          200     Telecom Argentina, SA, ADR................................................         7,550
    NZ        1,800     Telecom Corp. of New Zealand, Ltd. .......................................         9,360
    US          100     Telecomunicacoes Brasileiras, SA, ADR.....................................         7,450
    US          200     Telefonica de Espana, ADR.................................................        12,050
    US          400     Telefonos de Mexico, SA, ADR..............................................        12,200
    MR        2,000     Telekom Malaysia Berhad...................................................        17,653
    US        1,000     Total Access Communication Public Co., Ltd. ..............................         6,900
                                                                                                   -------------
                                                                                                         243,546
                                                                                                   -------------
                        Utilities3.2%
    US          300     CEMIG, ADR................................................................         9,548
    US          200     Duke Power Co. ...........................................................         9,775
    US          600     Endesa, ADR...............................................................        11,025
    US          300     Enersis, SA, ADR..........................................................         8,813
    US          300     Korea Electric Power Corp., ADR...........................................         5,400
    JP        4,000     Osaka Gas Co. ............................................................        12,375
    US          600     Southern Co. .............................................................        13,275
    DD          700     VEBA, AG..................................................................        37,379
                                                                                                   -------------
                                                                                                         107,590
                                                                                                   -------------
                        Total Common Stocks (Cost $2,511,535).....................................     2,572,228
                                                                                                   -------------
                        Preferred Stocks0.1%......................................................
    BR       10,000     Banco Itau, SA (Cost $4,126)..............................................       $ 4,331
                                                                                                   -------------
                        Total Long Term Investments (Cost $2,515,661).............................     2,576,559
                                                                                                   -------------
             Face
            Amount
                        dReceivable from Repurchase Agreements22.9%
    US      760,079     Joint Repurchase Agreements, 5.529%, 11/01/96 (Maturity Value $764,183)
                         (Cost $764,066)
                         B.A. Securities, Inc., (Maturity Value $90,491)
                        Collateral: U.S. Treasury Bills, 03/06/97
                        U.S. Treasury Notes, 5.25% - 8.75%, 12/31/96 - 05/31/98
                         Bear, Stearns & Co., Inc., (Maturity Value $90,491)
                        Collateral: U.S. Treasury Notes, 5.625% - 8.875%, 10/31/97 - 08/15/98
                         B.T. Securities Corp., (Maturity Value $67,869)
                        Collateral: U.S. Treasury Notes, 5.875% , 10/31/98
                         CIBC Wood Gundy Securities Corp., (Maturity Value $67,869)
                        Collateral: U.S. Treasury Notes, 4.75% - 5.625%, 10/31/97 - 09/30/98
                         Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $90,491)
                        Collateral: U.S. Treasury Notes, 4.75% - 6.875%, 07/31/97 - 07/31/99
                         Fuji Securities, Inc., (Maturity Value $79,180)
                        Collateral: U.S. Treasury Bills, 02/06/97
                        U.S. Treasury Notes, 5.625% - 6.875%, 02/28/97 - 08/31/97
                         Lehman Brothers, Inc., (Maturity Value $90,491)
                        Collateral: U.S. Treasury Notes, 5.625% - 8.00%, 11/30/00 - 06/30/01
                         SBC Warburg, Inc., (Maturity Value $6,319)
                        Collateral: U.S. Treasury Notes, 5.625% - 5.875%, 10/31/97 - 04/30/98
                         The Nikko Securities Co. International, Inc., (Maturity Value $90,491)
                        Collateral: U.S. Treasury Notes, 4.75% - 8.75%, 08/31/98 - 04/30/01
                         UBS Securities L.L.C., (Maturity Value $90,491)
                        Collateral: U.S. Treasury Notes, 5.875% - 7.75%, 04/30/98 - 09/30/00......       764,066
                                                                                                   -------------
                        Total Investments (Cost $3,279,727)100.3%.................................     3,340,625
                        Liabilities in Excess of Other Assets(0.3)%...............................        (9,101)
                                                                                                   -------------
                        Net Assets100.0%..........................................................    $3,331,524
                                                                                                   =============

                        At October 31, 1996, the net unrealized appreciation
                         based on the cost of investments for income tax
                         purposes of $3,279,727 was as follows:
                        Aggregate gross unrealized appreciation for all investments in which there
                         was an excess of value over tax cost.....................................     $ 160,830
                        Aggregate gross unrealized depreciation for all investments in which there
                         was an excess of tax cost over value.....................................       (99,932)
                                                                                                   -------------
                        Net unrealized appreciation...............................................      $ 60,898
                                                                                                   =============

PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.

COUNTRY LEGEND:
AU   - Australia
AS   - Austria
BE   - Belgium
BR   - Brazil
CA   - Canada
DD   - Germany
DK   - Denmark
FR   - France
GB   - United Kingdom
HK   - Hong Kong
IR   - Indonesia
IT   - Italy
JP   - Japan
MR   - Malaysia
NG   - Netherlands
NZ   - New Zealand
PP   - Philippines
SA   - South Africa
SD   - Singapore
SF   - Switzerland
SK   - Sweden
TB   - Thailand
US   - United States
*Securities traded in currency of country indicated and valued in U.S. dollars aNon-income producing.
dFace amount for repurchase agreements is for the underlying collateral.
See Note 1(i)  regarding  joint  repurchase agreement.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, October 31, 1996 (unaudited)




                                                                                                        Value
   Shares       Franklin California Growth Fund                                                       (Note 1)
                 Common Stocks 84.7%

                Commercial Services 2.0%
      75,000    aRemedyTemp, Inc., Class A .....................................................     $ 1,500,000
      33,000    aRobert Half International, Inc. ...............................................       1,328,250
                                                                                                   -------------
                                                                                                       2,828,250
                                                                                                   -------------
                Consumer Durables 2.9%
      90,000    K2, Inc. .......................................................................       2,070,000
      75,000    Mattel, Inc. ...................................................................       2,165,625
                                                                                                   -------------
                                                                                                       4,235,625
                                                                                                   -------------
                Consumer Non-Durables 1.1%
      15,000    Clorox Co. .....................................................................       1,636,875
                                                                                                   -------------
                Consumer Services 3.7%
       5,000    Disney (Walt) Co. ..............................................................         329,375
      75,000    McClatchy Newspapers, Inc., Series A ...........................................       2,090,625
     60,000a    Silver King Communications, Inc. ...............................................       1,335,000
      18,000    United Television, Inc. ........................................................       1,584,000
                                                                                                   -------------
                                                                                                       5,339,000
                                                                                                   -------------
                Electronic Technology13.0%
     30,000a    Ascend Communications, Inc. ....................................................       1,961,250
     35,000a    Cisco Systems, Inc. ............................................................       2,165,625
     45,000a    Cognex Corp. ...................................................................         579,375
     39,000a    Computer Sciences Corp. ........................................................       2,895,750
     40,000a    FORE Systems, Inc. .............................................................       1,590,000
      16,000    Hewlett-Packard Co. ............................................................         706,000
      50,000    Logicon, Inc. ..................................................................       2,068,750
     34,000a    Newbridge Networks Corp. .......................................................       1,075,250
     70,000a    Tekelec.........................................................................       1,032,500
     35,000a    3Com Corp. .....................................................................       2,366,875
     35,000a    U.S. Robotics Corp. ............................................................       2,200,625
                                                                                                   -------------
                                                                                                      18,642,000
                                                                                                   -------------
                Energy/Minerals 6.3%
      15,000    Atlantic Richfield Co. (ARCO)...................................................       1,987,500
      27,000    Chevron Corp. ..................................................................       1,775,250
      70,000    Occidental Petroleum Corp. .....................................................       1,715,000
      55,000    Ultramar Corp. .................................................................       1,574,375
      55,000    Unocal Corp. ...................................................................       2,014,375
                                                                                                   -------------
                                                                                                       9,066,500
                                                                                                   -------------
                Finance5.1%
      25,000    Associates First Capital Corp. .................................................     $ 1,084,375
      25,000    BankAmerica Corp. ..............................................................       2,287,500
      55,000    Countrywide Credit Industries, Inc. ............................................       1,567,500
     44,600a    Silicon Valley Bancshares.......................................................       1,165,175
      22,000    The PMI Group, Inc. ............................................................       1,256,750
                                                                                                   -------------
                                                                                                       7,361,300
                                                                                                   -------------
                Health Services1.9%
     20,000a    Access Health, Inc. ............................................................         660,000
      5,000a    PacifiCare Health Systems, Inc., Class A .......................................         336,250
     25,000a    PacifiCare Health Systems, Inc., Class B........................................       1,756,250
                                                                                                   -------------
                                                                                                       2,752,500
                                                                                                   -------------
                Health Technology5.6%
     33,000a    Amgen, Inc. ....................................................................       2,023,313
     20,000a    Genentech, Inc. ................................................................       1,077,500
     14,300a    Heartport, Inc. ................................................................         377,163
      90,000    Mentor Corp. ...................................................................       1,991,250
     85,000a    Molecular Devices Corp. ........................................................       1,221,875
    150,000a    Penederm, Inc. .................................................................       1,312,500
                                                                                                   -------------
                                                                                                       8,003,601
                                                                                                   -------------
                Industrial Services2.4%
     105,000    Granite Construction, Inc. .....................................................       2,021,250
     20,000a    Western Atlas, Inc. ............................................................       1,387,500
                                                                                                   -------------
                                                                                                       3,408,750
                                                                                                   -------------
                Other
         48b    Lynx Therapeutics, Inc. ........................................................              --
                                                                                                   -------------
                Process Industries1.4%
      30,000    Avery Dennison Corp. ...........................................................       1,976,250
                                                                                                   -------------
                Real Estate6.0%
     80,000a    Arden Realty Group, Inc. .......................................................       1,810,000
      70,000    Bay Apartment Communities, Inc. ................................................       2,100,000
      88,000    Irvine Apartment Communities, Inc. .............................................       2,024,000
      50,000    Nationwide Health Property, Inc. ...............................................       1,125,000
  142,000a,b    Pacific Retail Trust............................................................       1,562,000
                                                                                                   -------------
                                                                                                       8,621,000
                                                                                                   -------------

                Retail4.2%
     95,000a    Cost Plus, Inc. ................................................................     $ 1,686,250
      46,000    aFederated Department Stores, Inc. .............................................       1,518,000
      80,000    aPrice/Costco, Inc. ............................................................       1,590,000
      42,500    aStrouds, Inc. .................................................................         191,250
      20,000    aVons Companies, Inc. ..........................................................       1,107,500
                                                                                                   -------------
                                                                                                       6,093,000
                                                                                                   -------------
                emiconductors/Semiconductor Equipment7.3%
      27,000    aAdaptec, Inc. .................................................................       1,643,625
       6,400    aCymer, Inc. ...................................................................         150,400
      30,000    aEtec Systems, Inc. ............................................................         810,000
     100,000    aExar Corp. ....................................................................       1,375,000
      20,000    Intel Corp. ....................................................................       2,197,500
      35,000    Linear Technology Corp. ........................................................       1,172,520
      15,000    aMaxim Integrated Products, Inc. ...............................................         525,000
      34,000    aUniphase Corp. ................................................................       1,640,500
      30,000    aXilinx, Inc. ..................................................................         982,500
                                                                                                   -------------
                                                                                                      10,497,045
                                                                                                   -------------
                Technology Services12.3%
      26,000    Adobe Systems, Inc. ............................................................         900,250
       1,400    aAurum Software, Inc. ..........................................................          44,450
      32,000    aBaan Company NV................................................................       1,184,000
      57,000    Electronic Data Systems Corp. ..................................................       2,565,000
       2,700    aInfinity Financial Technology, Inc. ...........................................          44,213
       1,000    aIntuit, Inc. ..................................................................          27,000
      80,000    aMercury Interactive Corp. .....................................................       1,020,000
      50,000    aNetscape Communications Corp. .................................................       2,212,500
      30,000    aOracle Systems Corp. ..........................................................       1,269,375
     115,000    aPhoenix Technologies, Ltd. ....................................................       1,983,750
      22,000    aRemedy Corp. ..................................................................       1,072,500
      16,900    aSabre Group Holdings, Inc. ....................................................         515,450
      20,000    aScopus Technology, Inc. .......................................................         770,000
      40,000    aSterling Commerce, Inc. .......................................................       1,125,000
      40,000    aSterling Software, Inc. .......................................................       1,300,000
      85,000    aSymantec Corp. ................................................................         924,375
      15,000    aSynopsys, Inc. ................................................................         675,000
         400    aXionics Document Technologies, Inc. ...........................................           5,100
                                                                                                   -------------
                                                                                                      17,637,963
                                                                                                   -------------

                Transportation 3.7%
      65,000    Air Express International Corp. ................................................       1,966,250
      33,000    Expeditors International of Washington, Inc. ...................................       1,381,875
      85,000    Harper Group, Inc. .............................................................       2,040,000
                                                                                                   -------------
                                                                                                       5,388,125
                                                                                                   -------------
                Utilities5.8%
      75,000    aAirTouch Communications, Inc. .................................................     $ 1,959,375
      30,000    California Water Service Co. ...................................................       1,121,250
      75,000    Edison International............................................................       1,481,250
      55,000    Enova Corp. ....................................................................       1,237,500
      48,000    Pacific Enterprises.............................................................       1,476,000
      50,000    Southern California Water Co. ..................................................       1,087,500
                                                                                                   -------------
                                                                                                       8,362,875
                                                                                                   -------------
                Total Common Stocks (Cost $106,292,329) ........................................     121,850,659
                                                                                                   -------------
                Convertible Preferred Stocks1.1%
                cCatellus Development Corp., $3.625 cvt. pfd., Series B (Cost $1,461,125).......       1,582,500
                                                                                                   -------------
    Face
   Amount
                Convertible Bonds2.5%
$    200,000    cAltera Corp., cvt. sub. notes, 5.75%, 06/15/02.................................         270,500
   1,300,000    Hexcel Corp., cvt. sub. notes, 7.00%, 08/01/03..................................       1,722,500
     500,000    Mercury Air Group, Inc., cvt. sub. deb., 7.75%, 02/01/06........................         511,875
   1,000,000    cQuantum Corp., cvt. sub. notes, 5.00%, 03/01/03................................       1,103,750
                                                                                                   -------------
                Total Convertible Bonds (Cost $3,028,474) ......................................       3,608,625
                                                                                                   -------------
                Total Long Term Investments (Cost $110,781,928) ................................     127,041,784
                                                                                                   -------------
                dReceivables from Repurchase Agreements10.3%
  14,703,832    Joint Repurchase Agreements, 5.529%, 11/01/96, (Maturity Value $14,769,846)
                 (Cost $14,767,578)
                 B. A. Securities, Inc., (Maturity Value $1,748,983)
                Collateral: U.S. Treasury Bills, 03/06/97
                U.S. Treasury Notes, 5.250% - 8.750%, 12/31/96 - 05/31/98
                 Bear Stearns & Co., Inc., (Maturity Value $1,748,983)
                Collateral: U.S. Treasury Notes, 5.625% - 8.875%, 10/31/97 - 08/15/98
                 B.T. Securities Corp., (Maturity Value $1,311,737)
                Collateral: U.S. Treasury Notes, 5.875%, 10/31/98
                 CIBC Wood Gundy Securities Corp., (Maturity Value $1,311,737)
                Collateral: U.S. Treasury Notes, 4.750% - 5.625%, 10/31/97 - 09/30/98

                dReceivables from Repurchase Agreements (cont.)
                 Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $1,748,983)
                Collateral: U.S. Treasury Notes, 4.750% - 6.875%, 07/31/97 - 07/31/99
                 Fuji Securities, Inc., (Maturity Value $1,530,360)
                Collateral: U.S. Treasury Bills, 02/06/97
                U.S. Treasury Notes, 5.625% - 6.875%, 02/28/97 - 08/31/97
                 Lehman Brothers, Inc., (Maturity Value $1,748,983)
                Collateral: U.S. Treasury Notes, 5.625% - 8.000%, 11/30/00 - 06/30/01
                 SBC Warburg, Inc., (Maturity Value $122,114)
                Collateral: U.S. Treasury Notes, 5.625% - 5.875%, 10/31/97 - 04/30/98
                 The Nikko Securities Co. International, Inc., (Maturity Value $1,748,983)
                Collateral: U.S. Treasury Notes, 4.750% - 8.750%, 08/31/98 - 04/30/01
                 UBS Securities L.L.C., (Maturity Value $1,748,983)
                Collateral: U.S. Treasury Notes, 5.875% - 7.750%, 04/30/98 - 09/30/00...........    $ 14,767,578
                                                                                                   -------------
                Total Investments (Cost $125,549,506)98.6% .....................................     141,809,362
                Other Assets and Liabilities, Net1.4% ..........................................       1,951,184
                                                                                                   -------------
                Net Assets100.0%................................................................    $143,760,546
                                                                                                   =============


                At October 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $125,618,037 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there was
                 an excess of value over tax cost...............................................    $ 19,455,931
                Aggregate gross unrealized depreciation for all investments in which there was
                 an excess of tax cost over value...............................................      (3,264,606)
                                                                                                   -------------
                Net unrealized appreciation.....................................................    $ 16,191,325
                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.

aNon-income producing.
bSee Note 6 regarding restricted securities.
cPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
dFace amount for repurchase agreements is for the underlying collateral. See
Note 1(i) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, October 31, 1996 (unaudited)



              Shares/                                                                                   Value
 Country*    Warrants       Franklin Global Health Care Fund                                          (Note 1)
                            Common Stocks and Warrants 94.3%

                            Biotechnology 7.9%
    US          50,000      aAmgen, Inc. .......................................................     $ 3,065,625
    GB         200,000      aBritish Bio-Technology Group.......................................         737,353
    US          50,000      aCytoTherapeutics, Inc. ............................................         443,750
    US         150,000      aNabi, Inc. ........................................................       1,387,500
    US          65,000      aPharmacopeia, Inc. ................................................       1,235,000
    US         149,400      aSerologicals Corp. ................................................       4,556,700
                                                                                                   -------------
                                                                                                      11,425,928
                                                                                                   -------------

                            Hospitals 3.8%
    US          52,500      Columbia/HCA Healthcare Corp. ......................................       1,876,875
    US         100,000      aOwen Healthcare, Inc. .............................................       1,487,500
    US          30,000      aParacelsus Healthcare Corp. .......................................         131,250
    SD         550,000      Parkway Holdings, Ltd. .............................................       2,049,617
                                                                                                   -------------
                                                                                                       5,545,242
                                                                                                   -------------

                            Managed Care and HMOs 12.0%
    US         127,100      aHealth Systems International, Inc., Class A........................       3,034,513
    US          75,000      aOxford Health Plans, Inc. .........................................       3,412,500
    US          65,000      aPacifiCare Health Systems, Inc., Class B ..........................       4,566,250
    US         125,000      aSierra Health Services, Inc. ......................................       3,578,125
    US          75,000      United Healthcare Corp. ............................................       2,840,625
                                                                                                   -------------
                                                                                                      17,432,013
                                                                                                   -------------
                            Medical Technology and Supplies 23.2%
    US          70,000      Bard (C.R.), Inc. ..................................................       1,977,500
    US         100,000      aBoston Scientific Corp. ...........................................       5,437,500
    US         100,000      aCardioGenesis Corp. ...............................................       1,225,000
    US         100,000      aCardioThoracic Systems, Inc. ......................................       1,900,000
    AU         225,000      Cochlear, Ltd. .....................................................         588,390
    US         100,000      aESC Medical Systems, Ltd. .........................................       2,762,500
    US          23,300      aHeartport, Inc. ...................................................         614,538
    US         230,000      aInnotech, Inc. ....................................................       1,955,000
    US          30,000      aIsolyser Co., Inc. ................................................         213,750
    US         150,000      Kinetic Concepts, Inc. .............................................       1,968,750
    US         120,000      Mentor Corp. .......................................................       2,655,000
    US         250,000      aMolecular Devices Corp. ...........................................       3,593,750
    US         400,000      aOrthoLogic Corp. ..................................................       2,625,000
    US         125,000      aPhysiometrix, Inc. ................................................         660,163

                            Medical Technology and Supplies (cont.)
    US         200,000      aTechnical Chemicals & Products, Inc. ..............................     $ 1,875,000
    US         165,000      aVentritex, Inc. ...................................................       3,764,063
                                                                                                   -------------
                                                                                                      33,815,904
                                                                                                   -------------
                            Miscellaneous8.1%
    US         300,000      aCapstone Pharmacy Services, Inc. ..................................       3,506,250
    US         150,000      aCNS, Inc. .........................................................       2,550,000
    US         100,000      Grupo Casa Autrey, SA de C.V., ADR .................................       1,887,500
    US         125,000      aIMPATH, Inc. ......................................................       1,625,000
    US         140,000      aYouth Services International, Inc. ................................       2,170,000
                                                                                                   -------------
                                                                                                      11,738,750
                                                                                                   -------------
                            Pharmaceuticals10.9%
    SE          70,000      Astra AB, Series B .................................................       3,195,861
    CH           1,500      Ciba-Geigy, AG .....................................................       1,849,608
    US          30,000      Pfizer, Inc. .......................................................       2,482,500
    CH             300      Roche Holding.......................................................       2,271,323
    CH             100      aRoche Holding, warrants............................................           2,653
    CH           1,300      Sandoz, AG .........................................................       1,504,158
    FR          28,810      Sanofi, SA .........................................................       2,610,048
    US          30,000      Schering-Plough Corp. ..............................................       1,920,000
                                                                                                   -------------
                                                                                                      15,836,151
                                                                                                   -------------
                            Physician Practice Management1.2%
    US          21,000      aPediatrix Medical Group, Inc. .....................................         826,875
    US          30,000      aPhyCor, Inc. ......................................................         930,000
                                                                                                   -------------
                                                                                                       1,756,875
                                                                                                   -------------
                            Post-Acute Providers4.4%
    US          87,500      aRenal Care Group, Inc. ............................................       3,237,500
    US         100,000      aVivra, Inc. .......................................................       3,187,500
                                                                                                   -------------
                                                                                                       6,425,000
                                                                                                   -------------
                            Software and Information Systems11.7%
    US          60,000      aAccess Health, Inc. ...............................................       1,980,000
    US         154,000      aAmisys Managed Care Systems........................................       2,348,500
    US         110,000      aApache Medical Systems, Inc. ......................................       1,196,250
    US          50,000      HBO & Co. ..........................................................       3,006,250
    US          75,000      aHealth Systems Design Corp. .......................................         900,000
    US         100,000      aIDX Systems Corp. .................................................       2,950,000

                            Software and Information Systems (cont.)
    US         125,000      aMedic Computer Systems, Inc. ......................................     $ 3,531,250
    US         125,000      aTransition Systems, Inc. ..........................................       1,187,500
                                                                                                   -------------
                                                                                                      17,099,750
                                                                                                   -------------
                            Specialty Pharmaceuticals11.1%
    US          30,000      Allergan, Inc. .....................................................         915,000
    US         225,000      aAnesta Corp. ......................................................       3,093,750
    US         400,000      aCIMA Labs, Inc. ...................................................       3,000,000
    US         100,000      aCollagenex Pharmaceuticals, Inc. ..................................       1,025,000
    US         100,000      aEthical Holdings, Plc., ADR .......................................         562,500
    US          40,000      aIntercardia, Inc. .................................................         920,000
    US         100,000      aKV Pharmaceutical Co., Class B ....................................       1,162,500
    US         131,200      aMatrix Pharmaceutical, Inc. .......................................         992,200
    US         140,000      aNoven Pharmaceuticals, Inc. .......................................       1,907,500
    US         200,000      aPenederm, Inc. ....................................................       1,750,000
    IR         700,000      PT Kalbe Farma......................................................         826,429
                                                                                                   -------------
                                                                                                      16,154,879
                                                                                                   -------------
                            Total Long term Investments (Cost $137,906,470) ....................     137,230,492
                                                                                                   -------------
               Face
              Amount
                            dReceivables from Repurchase Agreements5.2%
    US       7,513,349      Joint Repurchase Agreements, 5.529%, 11/01/96 (Maturity Value $7,547,354)
                            (Cost $7,546,195)
                            B.A. Securities, Inc., (Maturity Value $893,726)
                              Collateral: U.S. Treasury Bills, 03/06/97
                            U.S. Treasury Notes, 5.25% - 8.75%, 12/31/96 - 05/31/98
                             Bear Stearns & Co., Inc., (Maturity Value $893,726)
                              Collateral: U.S. Treasury Notes, 5.625% - 8.875%, 10/31/97 - 08/15/98
                             B.T. Securities Corp., (Maturity Value $670,295)
                              Collateral: U.S. Treasury Notes, 5.875%, 10/31/98
                             CIBC Wood Gundy Securities Corp., (Maturity Value $670,295)
                              Collateral: U.S. Treasury Notes, 4.75% - 5.625%, 10/31/97 - 09/30/98
                             Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $893,726)
                              Collateral: U.S. Treasury Notes, 4.75% - 6.875%, 07/31/97 - 07/31/99
                             Fuji Securities, Inc., (Maturity Value $782,010)
                              Collateral: U.S. Treasury Bills, 02/06/97
                            U.S. Treasury Notes, 5.625% - 6.875%, 02/28/97 - 08/31/97
                             Lehman Brothers, Inc., (Maturity Value $893,726)
                              Collateral: U.S. Treasury Notes, 5.625% - 8.00%, 11/30/00 - 06/30/01
                             SBC Warburg, Inc., (Maturity Value $62,398)
                            Collateral: U.S. Treasury Notes, 5.625% - 5.875%, 10/31/97 - 04/30/98
                             The Nikko Securities Co. International, Inc., (Maturity Value $893,726)
                            Collateral: U.S. Treasury Notes, 4.75% - 8.75%, 08/31/98 - 04/30/01
                             UBS Securities L.L.C., (Maturity Value $893,726)
                            Collateral: U.S. Treasury Notes, 5.875% - 7.75%, 04/30/98 - 09/30/00     $ 7,546,195
                                                                                                   -------------
                            Total Investments (Cost $145,452,665)99.5% .........................     144,776,687
                            Other Assets and Liabilites, Net0.5% ...............................         792,991
                                                                                                   -------------
                            Net Assets100.0%....................................................    $145,569,678
                                                                                                   =============



                            At October 31, 1996, the net unrealized depreciation
                             based on the cost of investments for income tax
                             purposes of $145,455,846 was as follows:
                            Aggregate gross unrealized appreciation for all investments
                             in which there was an excess of value over tax cost................    $ 12,766,497
                            Aggregate gross unrealized depreciation for all investments
                             in which there was an excess of tax cost over value................     (13,445,656)
                                                                                                   -------------
                            Net unrealized depreciation.........................................      $ (679,159)
                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.

COUNTRY LEGEND:
AU   - Australia
CH   - Switzerland
FR   - France
GB   - United Kingdom
IR   - Indonesia
SD   - Singapore
SE   - Sweden
US   - United States

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
dFace amount for repurchase agreements is for the underlying collateral. See
Note 1(i) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, October 31, 1996 (unaudited)




                                                                                                        Value
 Country*     Shares     Franklin Global Utilities Fund                                               (Note 1)
                         Common Stocks 96.3%


                         Electric & Gas Utilities58.4%
    US        160,000    aAES China Generating Co., Ltd., Class A...............................     $ 2,140,000
    US         66,000    aAES Corp. ............................................................       2,895,750
    GB        470,000    British Gas, Plc. .....................................................       1,465,021
    US         21,400    cBSES, Ltd. ...........................................................         406,600
    US         20,000    CEMIG, SA, Sponsored ADR...............................................         636,558
    US         11,250    cCentral Costanera, Sponsored ADR......................................         352,969
    US         67,000    CINergy Corp. .........................................................       2,219,375
    US         18,000    Coastal Corp. .........................................................         774,000
    US          2,500    Compania Boliviana de Energia Electrica................................         105,625
    ES        158,700    Compania Sevillana de Electricidad.....................................       1,517,411
    HK        385,500    Consolidated Electric Power Asia, Ltd. ................................         897,416
    US         49,700    Dominion Resources, Inc. ..............................................       1,876,175
    US         38,050    Duke Power Co. ........................................................       1,859,694
    US        226,300    Empresa Nacional Electricidad, SA, ADR.................................       4,158,263
    US        127,000    Enron Corp. ...........................................................       5,905,500
    US        185,700    Enron Global Power & Pipelines, L.L.C. ................................       5,222,813
    US         91,000    Entergy Corp. .........................................................       2,548,000
    US        195,000    cEspoon Sahko Oy.......................................................       4,516,181
    AT          3,360    EVN Energie-Versorgung Niederoesterreich, Ag...........................         455,909
    US         39,000    FPL Group, Inc. .......................................................       1,794,000
    HK      1,375,000    Hong Kong Electric Holdings, Ltd. .....................................       4,401,238
    US         62,000    aHuaneng Power International, Inc., ADR................................         945,500
    US         40,500    Illinova Corp. ........................................................       1,103,625
    KR         33,700    Korea Electric Power Corp. ............................................       1,007,222
    US        109,000    National Fuel Gas Co. .................................................       4,060,250
    US         95,400    New Jersey Resources Corp. ............................................       2,635,425
    US         16,800    NIPSCO Industries, Inc. ...............................................         636,300
    US         60,000    Northwestern Public Service Co. .......................................       2,002,500
    US        126,000    Pacific Enterprises....................................................       3,874,500
    US        100,000    Pacific Gas & Electric Co. ............................................       2,350,000
    US        176,700    PacifiCorp.............................................................       3,732,788
    US         93,500    PanEnergy Corp.........................................................       3,599,750
    US         60,300    PECO Energy Co. .......................................................       1,522,575
    US         60,000    Pinnacle West Capital Corp. ...........................................       1,852,500
    GB        102,000    PowerGen, Plc. ........................................................         846,735
    US         50,000    Public Service Co. of Colorado.........................................       1,850,000
    GB        360,000    Scottish Power, Plc. ..................................................       1,842,893
    US         45,600    Shandong Huaneng Power Co., Ltd., ADR..................................         416,100
    US         41,200    SIG Corp., Inc. .......................................................       1,400,800
    US        146,500    Southern Co. ..........................................................       3,241,313
                         Electric & Gas Utilities (cont.)
    GB         51,700    Southern Electric, Plc. ...............................................       $ 541,522
    US        126,900    TECO Energy, Inc. .....................................................       3,124,913
    US        121,100    Texas Utilities Co. ...................................................       4,904,550
    US        139,300    TNP Enterprises, Inc. .................................................       3,604,388
    US        146,000    TransCanada Pipelines, Ltd. ...........................................       2,463,750
    US        179,000    Transportadora Gas Sur, ADR............................................       2,080,875
    HK        340,000    Wing Shan International, Ltd. .........................................          41,773
                                                                                                   -------------
                                                                                                     101,831,045
                                                                                                   -------------
                         Telecommunications Services37.9%
    US        135,150    aAirTouch Communications, Inc. ........................................       3,530,794
    FR          5,000    Alcatel Alsthom........................................................         426,468
    US         10,000    Ameritech Corp. .......................................................         547,500
    US         60,000    AT&T Corp. ............................................................       2,092,500
    US         50,000    Bellsouth Corp. .......................................................       2,037,500
    GB        400,000    British Telecommunications, Plc. ......................................       2,314,604
    MX         44,400    aGrupo Iusacell, SA, Series D .........................................          28,582
    US         73,000    aGrupo Iusacell, SA, Series L, ADR ....................................         556,625
    US         55,300    GTE Corp. .............................................................       2,329,513
    GR        300,000    Hellenic Telecommunications Organization, SA...........................       5,303,540
    US        220,000    ICG Communications, Inc. ..............................................       4,125,000
    US        104,500    Itron, Inc. ...........................................................       1,737,313
    KR            255    Korea Mobile Telecommunications Corp. .................................         248,868
    US         19,445    Lucent Technologies, Inc. .............................................         913,915
    US         58,500    MCI Communications Corp. ..............................................       1,469,813
    US         30,000    Motorola, Inc. ........................................................       1,380,000
    NO        122,400    aNetcom, ASA ..........................................................       1,103,377
    JP            300    Nippon Telegraph & Telephone Corp. ....................................       2,096,150
    US          3,127    aPakistan Telecommunications Corp. ....................................         240,779
    US        100,000    Portugal Telecom, SA, ADR..............................................       2,587,500
    US         21,200    P.T. Indosat, ADR......................................................         638,650
    US         95,700    aRural Cellular Corp., Class A.........................................         957,000
    US         82,900    SBC Communications, Inc. ..............................................       4,031,013
    IT        550,000    STET-Societa Finanziaria Telefonica....................................       1,907,426
    IT        160,000    STET-Societa Finanziaria Telefonica, Class D ..........................         427,113
    US         28,900    aTekelec...............................................................         426,275
    NZ        105,000    Telecom Corp. of New Zealand, Ltd. ....................................         545,974
    US        139,750    Telecom de Argentina, SA, ADR..........................................       5,275,563
    IT      1,365,000    Telecom Italia, S.p.A. ................................................       2,585,229
    US         32,600    Telecomunicacoes Brasileiras, SA (Telebras), ADR.......................       2,428,700
                         Telecommunications Services (cont.)
    US        133,540    Tele Danmark, A/S, ADS ................................................     $ 3,338,500
    DK          7,830    Tele Danmark, A/S, Class B.............................................         394,699
    US         20,400    Telefonica de Argentina, ADS...........................................         474,300
    US         68,450    Telefonica de Espana, ADR .............................................       4,124,113
    US         10,200    Telefonica del Peru, ADR...............................................         210,375
    US        103,500    US West Communications Group...........................................       3,143,806
                                                                                                   -------------
                                                                                                      65,979,077
                                                                                                   -------------
                         Total Common Stocks (Cost $149,957,815) ...............................     167,810,122
                                                                                                   -------------
                         Convertible Preferred Stocks0.4%
                         Telecommunications
    US          9,400    cPhilippine Long Distance Telephone, 5.75%, cvt. pfd., Series II ......         325,475
    US          6,900    Compania Inversiones Telecommunications................................         338,100
                                                                                                   -------------
                         Total Convertible Preferred Stock (Cost $734,800)......................         663,575
                                                                                                   -------------
                         Total Long Term Investments (Cost $150,692,615)........................     168,473,697
                                                                                                   -------------
              Face
             Amount
                         dReceivables from Repurchase Agreements3.8%
    US      6,610,334    Joint Repurchase Agreements, 5.5291%, 11/01/96, (Maturity Value $6,640,639)
                          (Cost $6,639,619)
                          B.A. Securities, Inc., (Maturity Value $786,357)
                         Collateral: U.S. Treasury Bills, 03/06/97
                         U.S. Treasury Notes, 5.25% - 8.75%, 12/31/96 - 05/31/98
                          Bear, Stearns & Co., Inc., (Maturity Value $786,357)
                         Collateral: U.S. Treasury Notes, 5.625% - 8.75%, 10/31/97 - 08/15/98
                          B.T. Securities Corp., (Maturity Value $589,767)
                         Collateral: U.S. Treasury Notes, 5.875%, 10/31/98
                          CIBC Wood Gundy Securities Corp., (Maturity Value $589,767)
                         Collateral: U.S. Treasury Notes, 4.75% - 5.625%, 10/31/97 - 09/30/98
                          Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $786,357)
                         Collateral: U.S. Treasury Notes, 4.75% - 6.875%, 07/31/97 - 07/31/99
                          Fuji Securities, Inc., (Maturity Value $688,062)
                         Collateral: U.S. Treasury Bills, 02/06/97
                         U.S. Treasury Notes, 5.625% - 6.875%, 02/28/97 - 08/31/97
                          Lehman Brothers, Inc., (Maturity Value $786,357)
                         Collateral: U.S. Treasury Notes, 5.625% - 8.00%, 11/30/00 - 06/30/01
                          SBC Warburg, Inc., (Maturity Value $54,901)
                         Collateral: U.S. Treasury Notes, 5.625% - 5.875%, 10/31/97 - 04/30/98

                          The Nikko Securities Co. International, Inc., (Maturity Value $786,357)
                         Collateral: U.S. Treasury Notes, 4.75% - 8.75%, 08/31/98 - 04/30/01
                          UBS Securities L.L.C., (Maturity Value $786,357)
                         Collateral: U.S. Treasury Notes, 5.875% - 7.75%, 04/30/98 - 09/30/00...     $ 6,639,619
                                                                                                   -------------
                         Total Investments (Cost $157,332,234)100.5% ...........................     175,113,316
                         Liabilities in Excess of Other Assets(.5)%.............................        (878,579)
                                                                                                   -------------
                         Net Assets100.0%.......................................................    $174,234,737
                                                                                                   =============


                         At October 31, 1996, the net unrealized appreciation
                          based on the cost of investments for income tax
                          purposes of $157,334,052 was as follows:
                         Aggregate gross unrealized appreciation for all investments in which
                          there was an excess of value over tax cost............................    $ 25,130,751
                         Aggregate gross unrealized depreciation for all investments in which
                          there was an excess of tax cost over value............................      (7,351,487)
                                                                                                   -------------
                         Net unrealized appreciation............................................    $ 17,779,264
                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.


COUNTRY LEGEND:
AT   - Austria
DK   - Denmark
FR   - France
GB   - United Kingdom
GR   - Greece
HK   - Hong Kong
IT   - Italy
JP   - Japan
KR   - South Korea
MX   - Mexico
NO   - Norway
NZ   - New Zealand
ES   - Spain
US   - United States

*Securities traded in currency of country indicated and value is in U.S.
dollars.
aNon-income producing.
cPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
dFace amount for repurchase agreements is for the underlying collateral. See
Note 1(i) regarding repurchase agreement.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, October 31, 1996 (unaudited)



                                                                                                         Value
   Shares      Franklin MidCap Growth Fund                                                             (Note 1)
               Common Stocks 89.3%


               Advertising 0.3%
        600    Omnicom Group, Inc. ..............................................................       $ 29,850
                                                                                                   -------------
               Chemical & Materials1.6%
      2,000    IMC Global, Inc. .................................................................         75,000
      3,300    aSouthdown, Inc. .................................................................         90,338
                                                                                                   -------------
                                                                                                         165,338
                                                                                                   -------------
               Commercial Services2.6%
      1,000    aAffiliated Computer Services, Inc., Class A......................................         55,000
      7,500    aCUC International, Inc. .........................................................        183,750
      1,300    aSabre Group Holdings, Inc. ......................................................         39,650
                                                                                                   -------------
                                                                                                         278,400
                                                                                                   -------------
               Communications Equipment4.1%
      2,000    a3Com Corp. ......................................................................        135,250
      2,000    aCabletron Systems, Inc. .........................................................        124,750
      1,500    aFORE Systems, Inc. ..............................................................         59,625
      3,600    aNewbridge Networks Corp. (Canada)................................................        113,850
                                                                                                   -------------
                                                                                                         433,475
                                                                                                   -------------
               Computer Hardware3.8%
      2,200    aKomag, Inc. .....................................................................         60,775
      7,500    aQuantum Corp. ...................................................................        151,875
      1,188    aSeagate Technology, Inc. ........................................................         79,299
      1,750    aU.S. Robotics Corp. .............................................................        110,031
                                                                                                   -------------
                                                                                                         401,980
                                                                                                   -------------
               Consumer Products1.5%
      8,000    aOakley, Inc. ....................................................................        119,000
      2,700    aTAG Heuer International, SA......................................................         43,200
                                                                                                   -------------
                                                                                                         162,200
                                                                                                   -------------
               Cosmetics0.8%
      2,200    aRevlon, Inc., Class A............................................................         80,300
                                                                                                   -------------
               Education1.5%
     10,000    aEducation Management Corp. ......................................................        163,750
                                                                                                   -------------
               Electronic Components/Technology6.7%
      3,000    aAdaptec, Inc. ...................................................................        182,625
      2,200    aAltera Corp. ....................................................................        136,400
      3,000    aAnalog Devices, Inc. ............................................................         78,000
      2,500    aAtmel Corp. .....................................................................         63,438

               Electronic Components/Technology (cont.)
      3,700    Linear Technology Corp. ..........................................................      $ 123,950
      4,000    aXilinx, Inc. ....................................................................        131,000
                                                                                                   -------------
                                                                                                         715,413
                                                                                                   -------------
               Engineering & Construction2.2%
      7,200    Clayton Homes, Inc. ..............................................................        121,500
      5,850    Granite Construction, Inc. .......................................................        112,613
                                                                                                   -------------
                                                                                                         234,113
                                                                                                   -------------
               Finance6.0%
      1,320    Bank of Boston Corp. .............................................................         84,480
      4,500    Countrywide Credit Industries, Inc. ..............................................        128,250
      5,000    aEVEREN Capital Corp. ............................................................         98,750
      2,700    Green Tree Financial Corp. .......................................................        106,988
      1,000    Republic New York Corp. ..........................................................         76,250
      3,800    eScor, SA (France)................................................................        146,069
                                                                                                   -------------
                                                                                                         640,787
                                                                                                   -------------
               Gaming & Lodging2.4%
      1,600    aCircus Circus Enterprises, Inc. .................................................         55,200
      9,000    aHost Marriott Corp. .............................................................        138,375
      2,600    aMirage Resorts, Inc. ............................................................         57,200
                                                                                                   -------------
                                                                                                         250,775
                                                                                                   -------------
               Healthcare Services5.2%
      2,800    aHEALTHSOUTH Rehabilitation Corp. ................................................        105,000
      2,500    aHealth Systems International, Inc., Class A .....................................         59,688
      4,000    aIDX Systems Corp. ...............................................................        118,000
      3,000    aMedic Computer Systems, Inc. ....................................................         84,750
      1,500    aOxford Health Plans, Inc. .......................................................         68,250
      1,600    aPacifiCare Health Systems, Inc., Class B ........................................        112,400
                                                                                                   -------------
                                                                                                         548,088
                                                                                                   -------------
               Insurance1.5%
      2,500    SunAmerica, Inc. .................................................................         93,750
        900    Transatlantic Holdings, Inc. .....................................................         64,800
                                                                                                   -------------
                                                                                                         158,550
                                                                                                   -------------

               Leisure2.9%
      3,500    Callaway Golf Co. ................................................................      $ 107,188
      5,000    aCannondale Corp. ................................................................         96,250
      4,500    K2, Inc. .........................................................................        103,500
                                                                                                   -------------
                                                                                                         306,938
                                                                                                   -------------
               Lodging2.2%
      6,800    aCapstar Hotel Co. ...............................................................        122,400
      7,300    aPrime Hospitality Corp. .........................................................        111,325
                                                                                                   -------------
                                                                                                         233,725
                                                                                                   -------------
               Manufacturing - Diversified1.8%
      2,300    Butler Manufacturing Company......................................................         72,450
      5,400    Mark IV Industries, Inc. .........................................................        116,775
                                                                                                   -------------
                                                                                                         189,225
                                                                                                   -------------
               Medical Technology Supplies1.4%
      3,800    Mentor Corp. .....................................................................         84,075
     10,000    aOrthoLogic Corp. ................................................................         65,625
                                                                                                   -------------
                                                                                                         149,700
                                                                                                   -------------
               Metals & Mining0.3%
      1,000    aAlumax, Inc. ....................................................................         32,125
                                                                                                   -------------
               Oil & Gas8.3%
      3,000    aBarrett Resources Corp. .........................................................        115,125
     10,900    aCairn Energy USA, Inc. ..........................................................        115,813
      5,000    Devon Energy Corp. ...............................................................        174,375
      6,000    aGlobal Marine, Inc. .............................................................        110,250
      7,500    aHouston Exploration Co. .........................................................        128,438
      7,800    aVarco International, Inc. .......................................................        154,050
      3,000    aWeatherford Enterra, Inc. .......................................................         87,000
                                                                                                   -------------
                                                                                                         885,051
                                                                                                   -------------
               Paper & Forest Products0.6%
      1,700    Bowater, Inc. ....................................................................         60,138
                                                                                                   -------------
               Publishing/Printing0.9%
      9,000    aK-111 Communications Corp. ......................................................         96,750
                                                                                                   -------------
               Retail4.7%
        200    aAbercrombie & Fitch Co. .........................................................          4,400
      6,500    aAnnTaylor Stores Corp. ..........................................................        117,813
      4,000    aBorders Group, Inc. .............................................................        126,000
      3,700    aOffice Depot.....................................................................         72,613
               Retail (cont.)
      2,000    aSafeway, Inc. ...................................................................       $ 85,750
      5,000    aStage Stores, Inc. ..............................................................         91,250
                                                                                                   -------------
                                                                                                         497,826
                                                                                                   -------------
               Restaurants2.9%
      5,000    aOutback Steakhouse, Inc. ........................................................        115,938
      2,200    aStarbucks Corp. .................................................................         71,500
      5,600    Wendy's International, Inc. ......................................................        115,500
                                                                                                   -------------
                                                                                                         302,938
                                                                                                   -------------
               Specialty Pharmaceuticals1.3%
      7,000    aNoven Pharmaceuticals, Inc. .....................................................         95,375
      5,000    aPenederm, Inc. ..................................................................         43,750
                                                                                                   -------------
                                                                                                         139,125
                                                                                                   -------------
               Technology Services7.0%
      2,850    Adobe Systems, Inc. ..............................................................         98,681
      1,500    aBMC Software, Inc. ..............................................................        124,500
      3,700    aCognex Corp. ....................................................................         47,638
      2,500    aNetscape Communications Corp. ...................................................        110,625
      2,000    aParametric Technology Corp. .....................................................         97,750
      1,911    aSterling Commerce, Inc. .........................................................         53,750
      3,600    aSterling Software, Inc. .........................................................        117,000
      2,000    aSynopys, Inc. ...................................................................         90,000
                                                                                                   -------------
                                                                                                         739,944
                                                                                                   -------------
               Telecommunications4.2%
      2,000    aAscend Communications, Inc. .....................................................        130,750
      3,400    aBell Cablemedia..................................................................         55,250
      1,000    aCascade Communications Corp. ....................................................         72,625
      1,600    Cincinnati Bell, Inc. ............................................................         79,000
      5,500    aICG Communications, Inc. ........................................................        103,125
                                                                                                   -------------
                                                                                                         440,750
                                                                                                   -------------
               Temporary Staffing2.2%
      5,700    Norrell Corp .....................................................................        142,500
      2,400    aRobert Half International, Inc. .................................................         96,600
                                                                                                   -------------
                                                                                                         239,100
                                                                                                   -------------
               Textiles & Apparel3.6%
      4,200    aDesigner Holdings, Ltd. .........................................................         80,325
      4,000    aDonna Karan International, Inc. .................................................         74,000
               Textiles & Apparel (cont.)
      3,400    aJones Apparel Group, Inc. .......................................................      $ 106,250
      2,400    aTommy Hilfiger Corp. ............................................................        124,800
                                                                                                   -------------
                                                                                                         385,375
                                                                                                   -------------
               Transportation3.3%
      3,400    Expeditors International of Washington, Inc. .....................................        142,375
      1,050    Illinois Central Corp. ...........................................................         33,994
      3,000    Pittston Brink's Group............................................................         85,500
      4,500    Pittston Burlington Group.........................................................         83,813
                                                                                                   -------------
                                                                                                         345,682
                                                                                                   -------------
               Utilities1.5%
      3,600    aAES Corp. .......................................................................        157,950
                                                                                                   -------------
               Total Long Term Investments (Cost $8,271,493).....................................      9,465,361
                                                                                                   -------------
    Face
   Amount
$ 1,143,482    dReceivables from Repurchase Agreements10.8%
               Joint Repurchase Agreements, 5.529%, 11/01/96 (Maturity Value $1,149,021)
               Cost $1,148,845)
                B.A. Securities, Inc., (Maturity Value $136,062)
                 Collateral: U.S. Treasury Bills, 03/06/97 - 03/06/97
               S. Treasury Notes, 5.250% - 8.750%, 12/31/96 - 05/31/98
                Bear Stearns & Co., Inc., (Maturity Value $136,062)
               Collateral: U.S. Treasury Notes, 5.625% - 8.875%, 10/31/97 - 08/15/98
                B.T. Securities Corp., (Maturity Value $102,047)
               Collateral: U.S. Treasury Notes, 5.875% - 5.875%, 10/31/98 -
                10/31/98 CIBC Wood Gundy Securities Corp., (Maturity Value
                $102,047)
               Collateral: U.S. Treasury Notes, 4.750% - 5.625%, 10/31/97 -
                09/30/98 Donaldson, Lufkin & Jenrette Securities Corp.,
                (Maturity Value $136,062)
               Collateral: U.S. Treasury Notes, 4.750% - 6.875%, 07/31/97 - 07/31/99
                Fuji Securities, Inc., (Maturity Value $119,054)
               Collateral: U.S. Treasury Bills, 02/06/97 - 02/06/97
               U.S. Treasury Notes, 5.625% - 6.875%, 02/28/97 - 08/31/97
                Lehman Brothers, Inc., (Maturity Value $136,062)
               Collateral: U.S. Treasury Notes, 5.625% - 8.000%, 11/30/00 - 06/30/01
                SBC Warburg, Inc., (Maturity Value $9,500)
               Collateral: U.S. Treasury Notes, 5.625% - 5.875%, 10/31/97 - 04/30/98

                The Nikko Securities Co. International, Inc., (Maturity Value $136,062)
               Collateral: U.S. Treasury Notes, 4.750% - 8.750%, 08/31/98 - 04/30/01
                UBS Securities L.L.C., (Maturity Value $136,063)
               Collateral: U.S. Treasury Notes, 5.875% - 7.750%, 04/30/98 - 09/30/00.............    $ 1,148,845
                                                                                                   -------------
               Total Investments (Cost $9,420,338)100.1%.........................................     10,614,206
               Liabilities in Excess of Other Assets(0.1%).......................................         (8,814)
                                                                                                   -------------
               Net Assets100.0%..................................................................    $10,605,392
                                                                                                   =============

               At October 31,1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $9,420,431 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was
                an excess of value over tax cost.................................................    $ 1,625,391
               Aggregate gross unrealized depreciation for all investments in which there was
                an excess of tax cost over value.................................................       (431,616)
                                                                                                   -------------
               Net unrealized appreciation.......................................................    $ 1,193,775
                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.

aNon-income producing.
dFace amount for repurchase agreements is for the underlying collateral. See
Note 1(i) regarding joint repurchase agreement.
eSecurities traded in foreign currency and valued in U.S. dollars.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, October 31, 1996 (unaudited)


  Shares,
 Warrants                                                                                                Value
 & Rights      Franklin Natural Resources Fund                                                         (Note 1)
               Common Stocks, Warrants & Rights 87.2%

               Chemicals   5.1%
     5,000     Arcadian Corp. ...................................................................      $ 123,125
     1,200     Avery-Dennison Corp. .............................................................         79,050
     5,000     Hanna (M.A.)  Co. ................................................................        106,250
    12,500     IMC Global, Inc. .................................................................        468,750
       364     Millennium Chemicals, Inc. .......................................................          7,377
     5,000     ePotash Corp. of Saskatchewan, Inc. (Canada)......................................        354,375
     4,100     Praxair, Inc. ....................................................................        181,425
                                                                                                   -------------
                                                                                                       1,320,352
                                                                                                   -------------
               Environmental Control/Construction  1.7%
     6,000     aAmerican Buildings Co. ..........................................................        125,813
     1,100     Armstrong World Industries, Inc. .................................................         73,425
     3,700     Browning-Ferris Industries, Inc. .................................................         97,125
     3,300     Butler Manufacturing Co. .........................................................        103,950
     5,100     Hanson, Plc., ADR.................................................................         32,513
                                                                                                   -------------
                                                                                                         432,826
                                                                                                   -------------
               Forest Products and Paper   2.4%
    29,800     aAsia Pulp & Paper Co., Ltd., ADR.................................................        294,275
     3,600     Bowater, Inc. ....................................................................        127,350
     2,800     Champion International Corp. .....................................................        121,800
     1,300     Willamette Industries, Inc. ......................................................         87,750
                                                                                                   -------------
                                                                                                         631,175
                                                                                                   -------------
               Iron/Steel  2.2%
     7,400     aGibraltar Steel Corp. ...........................................................        179,450
     2,000     J&L Specialty Steel, Inc. ........................................................         23,500
     1,300     Nucor Corp. ......................................................................         61,588
     1,400     Pohang Iron & Steel Co., Ltd., ADR ...............................................         29,050
     4,000     aUCAR International, Inc. ........................................................        156,500
     5,700     Worthington Industries, Inc. .....................................................        118,275
                                                                                                   -------------
                                                                                                         568,363
                                                                                                   -------------
               Metal - Diversified   5.1%
     5,500     eAlcan Aluminum, Ltd.  (Canada)...................................................        180,813
     6,300     Aluminum Co. of America (ALCOA) ..................................................        369,338
     2,000     aCentury Aluminum Co. ............................................................         27,000
     1,800     Commonwealth Aluminum Corp. ......................................................         28,350
    30,000     eCons Eurocan Ventures, Ltd.  (Canada)............................................         89,502
     2,700     Freeport-McMoran Copper & Gold, Inc., Class A.....................................         78,300
     5,000     Kaiser Aluminum Corp. ............................................................         55,625
               Metal - Diversified (cont.)
       300     Phelps Dodge Corp. ...............................................................       $ 18,863
     2,000     a,cPT Tambang Timah, GDR .........................................................         30,550
     3,200     Reynolds Metals Co. ..............................................................        180,000
     5,000     aRMI Titanium Co. ................................................................        120,625
     5,000     aTitanium Metals Corp. ...........................................................        153,750
                                                                                                   -------------
                                                                                                       1,332,716
                                                                                                   -------------
               Mining - Precious Metals  11.2%
    89,000     a,eAcacia Resources, Ltd.  (Australia)............................................        167,857
     8,400     Ashanti Goldfields Co., Ltd., GDR ................................................        137,550
    20,000     aBema Gold Corp. .................................................................        120,082
    10,000     bBema Gold Corp, Legend Shares....................................................         60,041
    14,000     aBRE-X Minerals, Ltd. ............................................................        233,899
     1,400     aBRO-X Minerals, Ltd. ............................................................          4,072
    19,000     a,eCampbell Resources, Inc., warrants (Canada)....................................          7,720
     1,500     aCanyon Resources Corp. ..........................................................          3,844
    14,000     Canyon Resources Corp., units.....................................................         35,875
     8,500     Compania de Minas Buenaventura, SA ...............................................        142,375
     3,699     eCompania de Minas Buenaventure, SA, Class A (Peru)...............................         28,690
     1,235     a,eCompania de Minas Buenaventure, SA, rights (Peru)..............................         10,473
     7,200     De Beers Cons Mines, ADR..........................................................        212,400
     2,900     Driefontein Consolidated, Ltd., ADR ..............................................         38,244
    85,300     aGeomaque Explorations, Ltd. .....................................................        213,131
    15,300     Golden Knight Resources, Inc. ....................................................         92,433
    11,300     Golden Knight Resources, Inc., warrants...........................................         68,268
    59,800     Great Central Mines N. L. ........................................................        181,498
    14,100     a,eGreenstone Resources, Ltd. (Canada)............................................        178,781
     8,200     a,eGreenstone Resources, Ltd., warrants (Canada)..................................        103,972
    60,030     aLeo Shield Exploration...........................................................         35,678
     3,200     Newmont Mining Corp. .............................................................        148,000
     3,800     Orogen Minerals, Inc. ............................................................         60,181
    24,700     Pangea Goldfields, Inc. ..........................................................        128,037
     8,300     Santa Fe Pacific Gold Corp. ......................................................         98,563
    28,500     eSons of Gwalia, Ltd.,  (Australia)...............................................        184,066
     1,000     a,cStillwater Mining Co. .........................................................         16,250
   142,800     aWilliam Resources, Inc. .........................................................        172,542
    24,600     Williams Resources, Inc., warrants ...............................................         29,724
                                                                                                   -------------
                                                                                                       2,914,246
                                                                                                   -------------
               Oil/Gas Distribution  2.6%
     6,500     aAES Corp. .......................................................................      $ 285,188
     9,800     Enron Global Power & Pipelines ...................................................        275,625
     1,400     New Jersey Resources Corp. .......................................................         38,675
     2,600     Pacific Enterprises...............................................................         79,950
                                                                                                   -------------
                                                                                                         679,438
                                                                                                   -------------
               Oil/Gas - Domestic  4.0%
     7,600     Occidental Petroleum Corp. .......................................................        186,200
     1,700     Phillips Petroleum Co. ...........................................................         69,700
    18,300     Total Petroleum (North America), Ltd. ............................................        176,138
     8,800     Ultramar Corp. ...................................................................        251,900
    10,000     Unocal Corp. .....................................................................        366,250
                                                                                                   -------------
                                                                                                       1,050,188
                                                                                                   -------------
               Oil/Gas - Equipment & Services  15.8%
    12,000     aCoflexip, SA,  ADR...............................................................        270,000
     2,900     aDiamond Offshore Drilling, Inc. .................................................        176,538
       200     Dover Corp. ......................................................................         10,275
    17,500     aDreco Energy Services, Ltd. .....................................................        459,375
     9,400     aENSCO International, Inc. .......................................................        406,550
     5,900     aFalcon Drilling Co., Inc. .......................................................        208,713
    22,000     aGeoscience Corp. ................................................................        236,500
   142,200     aGrant Geophysical, Inc. .........................................................        199,976
     1,400     aNational-Oilwell, Inc. ..........................................................         32,550
    21,500     Noble Drilling Corp. .............................................................        400,438
    10,700     aSmith International, Inc.  ......................................................        406,600
    10,500     Tidewater, Inc. ..................................................................        459,375
    16,600     aTuboscope Vetco International Corp. .............................................        253,150
    21,600     aVarco International, Inc. .......................................................        426,600
     6,500     aWeatherford Enterra, Inc. .......................................................        188,500
                                                                                                   -------------
                                                                                                       4,135,140
                                                                                                   -------------
               Oil/Gas - Exploration  28.4%
   146,500     a,eAbacan Resource Corp.  (Canada)................................................      1,109,062
    12,500     aBarrett Resources Corp. .........................................................        479,688
    86,100     aCairn Energy USA, Inc. ..........................................................        914,813
    15,000     eCanadian Oil Sands Trusts (Canada)...............................................        227,671
     5,000     aDenbury Resources, Inc. .........................................................         65,300
    35,000     Devon Energy Corporation..........................................................      1,220,625
    45,800     Enron Oil & Gas Co. ..............................................................      1,179,350
    40,000     aHouston Exploration Co. .........................................................        685,000
               Oil/Gas - Exploration (cont.)
       400     Noble Affiliates, Inc. ...........................................................       $ 17,400
    37,000     aPetroleum Securities Australia, Ltd., ADR........................................        753,875
    40,000     aPinnacle Resources, Ltd. ........................................................        622,040
     5,000     aSwift Energy Co. ................................................................        122,500
                                                                                                   -------------
                                                                                                       7,397,324
                                                                                                   -------------
               Oil/Gas - International  5.2%
    15,400     Repsol, SA, ADR...................................................................        502,425
       700     a,eRoyal Dutch Petroleum Co., New York Shares (Netherlands).......................        115,763
    13,940     Total, SA, ADR ...................................................................        543,660
     8,500     YPF, SA, ADR .....................................................................        193,375
                                                                                                   -------------
                                                                                                       1,355,223
                                                                                                   -------------
               Producer/Manufacturing  0.1%
     1,275     Imperial Tobacco Group, Plc., ADR.................................................         14,880
                                                                                                   -------------
               Real Estate Investment Trusts  3.4%
     6,400     aArden Realty, Inc. ..............................................................        144,800
     3,800     Bay Apartment Communities, Inc. ..................................................        114,000
     5,400     Felcor Suite Hotels, Inc. ........................................................        176,850
     3,400     OMEGA Healthcare Investors, Inc. .................................................        103,275
     7,700     Storage Trust Realty..............................................................        178,063
    14,200     Winston Hotels, Inc. .............................................................        177,500
                                                                                                   -------------
                                                                                                         894,488
                                                                                                   -------------
               Total Long Term Investments (Cost $20,390,374)....................................     22,726,359
                                                                                                   -------------
    Face
   Amount
               dReceivables from Repurchase Agreements12.8%
$3,324,505     Joint Repurchase Agreements, 5.529%, 11/01/96 (Maturity Value $3,340,007)
                (Cost $3,339,494)
                B.A. Securities, Inc., (Maturity Value $395,510)
               Collateral: U.S. Treasury Bills, 03/06/97
               U.S. Treasury Notes, 5.25% - 8.75%, 12/31/96 - 05/31/98
                Bear, Stearns & Co., Inc., (Maturity Value $395,510)
               Collateral: U.S. Treasury Notes, 5.625% - 8.875%, 10/31/97 - 08/15/98
                B.T. Securities Corp.,  (Maturity Value $296,632)
               Collateral: U.S. Treasury Notes, 5.875% , 10/31/98
                CIBC Wood Gundy Securities Corp., (Maturity Value $296,632)
               Collateral: U.S. Treasury Notes, 4.75% - 5.625%, 10/31/97 - 09/30/98

                Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $395,510)
               Collateral: U.S. Treasury Notes, 4.75% - 6.875%, 07/31/97 - 07/31/99
                Fuji Securities, Inc., (Maturity Value $346,071)
               Collateral: U.S. Treasury Bills, 02/06/97
               U.S. Treasury Notes, 5.625% - 6.875%, 02/28/97 - 08/31/97
                Lehman Brothers, Inc., (Maturity Value $395,510)
               Collateral: U.S. Treasury Notes, 5.625% - 8.00%, 11/30/00 - 06/30/01
                SBC Warburg, Inc., (Maturity Value $27,612)
               Collateral: U.S. Treasury Notes, 5.625% - 5.875%, 10/31/97 - 04/30/98
                The Nikko Securities Co. International, Inc., (Maturity Value $395,510)
               Collateral: U.S. Treasury Notes, 4.75% - 8.75%, 08/31/98 - 04/30/01
                UBS Securities L.L.C., (Maturity Value $395,510)
               Collateral: U.S. Treasury Notes, 5.875% - 7.75%, 04/30/98 - 09/30/00
                                                                                                     $ 3,339,494
                                                                                                   -------------
               Total Investments (Cost $23,729,868)100%..........................................     26,065,853
               Other Assets and Liabilities, Net ................................................            219
                                                                                                   -------------
               Net Assets100.0%..................................................................    $26,066,072
                                                                                                   =============

               At October 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $23,800,355 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was an
                excess of value over tax cost....................................................    $ 3,088,701
               Aggregate gross unrealized depreciation for all investments in which there was an
                excess of tax cost over value....................................................       (823,203)
                                                                                                   -------------
               Net unrealized appreciation.......................................................    $ 2,265,498
                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.

aNon-income producing.
bSee Note 6 regarding restricted securities.
cPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
dFace amount for repurchase agreements is for the underlying collateral. See
Note 1(i) regarding joint repurchase agreement.
eSecurities traded in foreign currency and valued in U.S. dollars.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, October 31, 1996 (unaudited)



                                                                                                        Value
   Shares        Franklin Small Cap Growth Fund                                                       (Note 1)
                 Common Stocks 92.3%


                 Commercial Services2.5%
     173,450     aLabor Ready, Inc. ............................................................     $ 2,493,344
     380,000     Norrell Corp. .................................................................       9,500,000
     172,400     aRobert Half International, Inc. ..............................................       6,939,100
                                                                                                   -------------
                                                                                                      18,932,444
                                                                                                   -------------
                 Consumer Durables4.3%
     216,000     aBelmont Homes, Inc. ..........................................................       5,292,000
     365,000     aCannondale Corp. .............................................................       7,026,250
     410,000     Clayton Homes, Inc. ...........................................................       6,918,750
     325,000     aK2, Inc. .....................................................................       7,475,000
      59,100     aRockShox, Inc. ...............................................................         753,525
     310,800     aSouthern Energy Homes, Inc. ..................................................       4,623,150
                                                                                                   -------------
                                                                                                      32,088,675
                                                                                                   -------------
                 Consumer Non-Durables4.4%
      16,900     aConsolidated Cigar Holdings, Inc. ............................................         460,525
     269,300     aDesigner Holdings, Ltd. ......................................................       5,150,363
     352,200     aDonna Karan International, Inc. ..............................................       6,515,700
     140,000     aScholastic Corp. .............................................................      10,255,000
     207,900     aTommy Hilfiger Corp. .........................................................      10,810,800
                                                                                                   -------------
                                                                                                      33,192,188
                                                                                                   -------------
                 Consumer Services4.6%
     500,000     aCapStar Hotel Co. ............................................................       9,000,000
     189,000     aFine Host Corp. ..............................................................       2,740,500
      50,000     aGillett Holdings, Inc. .......................................................       1,900,000
     535,000     aPrime Hospitality Corp. ......................................................       8,158,750
     190,000     aRed Lion Hotels, Inc. ........................................................       5,700,000
     215,000     aStarbucks Corp. ..............................................................       6,987,500
                                                                                                   -------------
                                                                                                      34,486,750
                                                                                                   -------------
                 Electronic Technology9.9%
     151,000     aKomag, Inc. ..................................................................       4,171,375
     150,000     aLexmark International Group, Inc. ............................................       3,543,750
      30,200     aLightbridge, Inc. ............................................................         290,675
     265,000     Logicon, Inc. .................................................................      10,964,375
     149,800     aNatural Microsystems Corp. ...................................................       7,976,850
     220,000     aNewbridge Networks Corp. .....................................................       6,957,500
     560,000     aQuantum Corp. ................................................................      11,340,000
     873,400     aSpectralink Corp. ............................................................       3,821,125
     431,800     aTekelec.......................................................................       6,369,050
                 Electronic Technology (cont.)
     450,000     aTracor, Inc. .................................................................    $ 10,237,500
     124,600     aVerilink Corp. ...............................................................       4,485,600
     650,000     aVisioneer, Inc. ..............................................................       3,900,000
                                                                                                   -------------
                                                                                                      74,057,800
                                                                                                   -------------
                 Energy and Minerals6.8%
     915,000     a,eAbacan Resource Corp. (Canada)..............................................       6,926,907
     285,000     aBarrett Resources Corp. ......................................................      10,936,875
     802,000     aCairn Energy USA, Inc. .......................................................       8,521,250
     374,500     Devon Energy Corp. ............................................................      13,060,688
      40,700     a,fNational-Oilwell, Inc. .....................................................         946,275
     530,000     aVarco International, Inc. ....................................................      10,467,500
                                                                                                   -------------
                                                                                                      50,859,495
                                                                                                   -------------
                 Finance7.1%
     200,000     a,gACMAT Corp., Class A .......................................................       2,750,000
     250,000     aAmeriCredit Corp. ............................................................       4,750,000
     255,400     aChartwell Re Corp. ...........................................................       6,480,775
     350,000     aEveren Capital Corp. .........................................................       6,912,500
     100,000     Executive Risk, Inc. ..........................................................       4,125,000
     400,000     aIPC Holdings, Ltd. ...........................................................       8,600,000
     316,900     aRisk Capital Holdings, Inc. ..................................................       5,704,200
     281,000     eScor, SA (France).............................................................      10,801,878
     115,800     aSilicon Valley Bancshares.....................................................       3,025,275
                                                                                                   -------------
                                                                                                      53,149,628
                                                                                                   -------------
                 Health Services8.0%
     192,350     aAccess Health, Inc. ..........................................................       6,347,550
     318,000     aAmisys Managed Care Systems...................................................       4,849,500
     690,800     aCapstone Pharmacy Services, Inc. .............................................       8,073,725
     126,900     aHealth Systems International, Inc., Class A...................................       3,029,738
     500,000     aHealthsource, Inc. ...........................................................       6,125,000
      96,000     aIDX Systems Corp. ............................................................       2,832,000
     220,900     aMedic Computer Systems, Inc. .................................................       6,240,425
     325,000     aSierra Health Services, Inc. .................................................       9,303,125
     825,000     aTransition Systems, Inc. .....................................................       7,837,500
     450,000     aUS Diagnostic Labs, Inc. .....................................................       5,400,000
                                                                                                   -------------
                                                                                                      60,038,563
                                                                                                   -------------

                 Health Technology4.6%
      75,000     aDepoTech Corp. ...............................................................     $ 1,171,870
     340,000     Mentor Corp. ..................................................................       7,522,500
     378,200     aNoven Pharmaceutical, Inc. ...................................................       5,152,975
   1,250,000     a,gOrthoLogic Corp. ...........................................................       8,203,125
     247,800     aPenederm, Inc. ...............................................................       2,168,250
     176,700     aPharmacopeia, Inc. ...........................................................       3,357,300
     222,700     aSerologicals Corp. ...........................................................       6,792,350
                                                                                                   -------------
                                                                                                      34,368,370
                                                                                                   -------------
                 Industrial Services2.4%
     212,000     aAES Corp. ....................................................................       9,301,500
     106,000     aAmerican Buildings Co. .......................................................       2,222,693
     129,100     Butler Manufacturing Co. ......................................................       4,066,650
      74,800     aWaters Corp. .................................................................       2,318,800
                                                                                                   -------------
                                                                                                      17,909,643
                                                                                                   -------------
                 Non-Energy and Minerals0.6%
     308,700     Century Aluminum Co. ..........................................................       4,167,450
                                                                                                   -------------
                 Producer and Manufacturing4.0%
     378,200     Easco, Inc. ...................................................................       2,269,200
     305,000     aGentex Corp. .................................................................       7,243,750
     200,000     Pittston Brink's Group ........................................................       5,700,000
     179,300     Roper Industries, Inc. ........................................................       7,575,425
     172,600     aUCAR International, Inc. .....................................................       6,752,975
                                                                                                   -------------
                                                                                                      29,541,350
                                                                                                   -------------
                 Real Estate Investment Trust4.7%
     282,900     aArden Realty Group, Inc. .....................................................       6,400,613
     250,000     Bay Apartment Communities, Inc. ...............................................       7,500,000
     345,000     Equity Inns, Inc. .............................................................       4,010,625
     205,000     FelCor Suite Hotels, Inc. .....................................................       6,713,750
     150,000     Omega Healthcare Investors, Inc. ..............................................       4,556,250
     490,500     Winston Hotels, Inc. ..........................................................       6,131,250
                                                                                                   -------------
                                                                                                      35,312,488
                                                                                                   -------------
                 Retail1.8%
      16,600     aAbercrombie & Fitch Co. ......................................................         365,200
     484,700     aAnnTaylor Stores Corp. .......................................................       8,785,188
     125,000     aBorders Group, Inc. ..........................................................       3,937,500
                                                                                                   -------------
                                                                                                      13,087,888
                                                                                                   -------------
                 Semiconductors and Equipment11.1%
     130,000     aAdaptec, Inc. ................................................................     $ 7,913,750
     145,000     aAltera Corp. .................................................................       8,990,000
     215,000     aC-Cube Microsystems, Inc. ....................................................       8,331,250
      36,700     aCymer, Inc. ..................................................................         862,450
     229,500     aEtec Systems, Inc. ...........................................................       6,196,500
     288,400     aExar Corp. ...................................................................       3,965,500
     288,900     aLattice Semiconductor Corp. ..................................................       9,894,825
     300,000     Linear Technology Corp. .......................................................      10,050,000
     456,400     aMicro Linear Corp. ...........................................................       3,080,700
     550,000     aSierra Semiconductor Corp. ...................................................       7,184,375
     199,000     aUniphase Corp. ...............................................................       9,601,750
     215,000     aXilinx, Inc. .................................................................       7,041,250
                                                                                                   -------------
                                                                                                      83,112,350
                                                                                                   -------------
                 Technology Services7.8%
     141,000     aAffiliated Computer Services, Inc. ...........................................       7,755,000
       7,200     aAurum Software, Inc. .........................................................         228,600
     235,000     aBroderbund Software, Inc. ....................................................       6,609,375
      78,100     aBusiness Objects, SA, ADR.....................................................       1,161,738
     203,200     aFractal Design Corp. .........................................................       2,336,800
      14,400     aInfinity Financial Technology, Inc. ..........................................         235,800
     108,000     aIntegrated Systems, Inc. .....................................................       2,916,000
      45,000     aMcAfee Associates, Inc. ......................................................       2,047,500
     200,000     aMercury Interactive Corp. ....................................................       2,550,000
     440,000     aPhoenix Technologies, Ltd. ...................................................       7,590,000
     100,000     aRainbow Technologies, Inc. ...................................................       1,787,500
      58,300     aSecure Computing Corp. .......................................................         677,738
      55,000     aSS&C Technologies, Inc. ......................................................         412,500
     183,149     aSterling Commerce, Inc. ......................................................       5,151,066
     240,000     aSterling Software, Inc. ......................................................       7,800,000
     280,000     aSymantec Corp. ...............................................................       3,045,000
     125,000     aSynopsys, Inc. ...............................................................       5,625,000
      62,600     aWhite Pine Software, Inc. ....................................................         563,400
       1,700     aXionics Document Technologies, Inc. ..........................................          21,675
                                                                                                   -------------
                                                                                                      58,514,692
                                                                                                   -------------
                 Transportation 3.8%
     274,000     Air Express International Corp. ...............................................       8,288,500
     200,000     Expeditors International of Washington, Inc. ..................................       8,375,000

                 Transportation (cont.)
     300,000     Harper Group, Inc. ............................................................     $ 7,200,000
     191,000     aLandstar System, Inc. ........................................................       4,512,375
                                                                                                   -------------
                                                                                                      28,375,875
                                                                                                   -------------
                 Utilities and Communication3.9%
     375,900     aBell Cablemedia, Plc. ........................................................       6,108,375
     225,000     aComnet Cellular, Inc. ........................................................       6,243,750
     485,000     aICG Communications, Inc. .....................................................       9,093,750
     428,000     a,gRural Cellular Corp. .......................................................       4,280,000
     152,700     aSilver King Communications, Inc. .............................................       3,397,575
                                                                                                   -------------
                                                                                                      29,123,450
                                                                                                   -------------
                 Total Common Stocks (Cost $632,132,925) .......................................     690,319,299
                                                                                                   -------------
    Face
   Amount
                 Convertible Bonds0.9%
                 Industrial
$  1,400,000     Mercury Air Group, Inc., sub. deb., 7.75%, 02/01/06............................       1,433,250
   3,400,000     cUS Diagnostic Labs, Inc., sub. deb., 9.00%, 03/31/03..........................       5,117,000
                                                                                                   -------------
                 Total Convertible Bonds (Cost $4,800,000) .....................................       6,550,250
                                                                                                   -------------
                 Total Long Term Investments (Cost $636,932,925) ...............................     696,869,549
                                                                                                   -------------

                 dReceivables from Repurchase Agreements6.8%
  50,684,834     Joint Repurchase Agreements, 5.529%, 11/01/96 (Maturity Value $50,914,867)
                  (Cost $50,907,048)
                  B.A. Securities, Inc., (Maturity Value $6,029,125)
                 Collateral: U.S. Treasury Bills, 03/06/97
                 U.S. Treasury Notes, 5.25% - 8.75%, 12/31/96 - 05/31/98
                  Bear, Stearns & Co., Inc., (Maturity Value $6,029,125)
                 Collateral: U.S. Treasury Notes, 5.625% - 8.875%, 10/31/97 - 08/15/98
                  B.T. Securities Corp., (Maturity Value $4,521,844)
                 Collateral: U.S. Treasury Notes, 5.875% 10/31/98
                  CIBC Wood Gundy Securities Corp., (Maturity Value $4,521,844)
                 Collateral: U.S. Treasury Notes, 4.75% - 5.625%, 10/31/97 - 09/30/98
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $6,029,125)
                 Collateral: U.S. Treasury Notes, 4.75% - 6.875%, 07/31/97 - 07/31/99
                  Fuji Securities, Inc., (Maturity Value $5,275,488)
                 Collateral: U.S. Treasury Bills, 02/06/97
                 U.S. Treasury Notes, 5.625% - 6.875%, 02/28/97 - 08/31/97

                  Lehman Brothers, Inc., (Maturity Value $6,029,125)
                 Collateral: U.S. Treasury Notes, 5.625% - 8.00%, 11/30/00 - 06/30/01
                  SBC Warburg, Inc., (Maturity Value $420,941)
                 Collateral: U.S. Treasury Notes, 5.625% - 5.875%, 10/31/97 - 04/30/98
                  The Nikko Securities Co. International, Inc., (Maturity Value $6,029,125)
                 Collateral: U.S. Treasury Notes, 4.75% - 8.75%, 08/31/98 - 04/30/01
                  UBS Securities L.L.C., (Maturity Value $6,029,125)
                 Collateral: U.S. Treasury Notes, 5.875% - 7.75%, 04/30/98 - 09/30/00...........    $ 50,907,048
                                                                                                   -------------
                 Total Investments (Cost $687,839,973)100% .....................................     747,776,597
                 Liabilities in Excess of Other Assets..........................................         (81,946)
                                                                                                   -------------
                 Net Assets100%.................................................................    $747,694,651
                                                                                                   =============


                 At October 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $688,859,754 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there
                  was an excess of value over tax cost..........................................    $105,517,582
                 Aggregate gross unrealized depreciation for all investments in which there
                  was an excess of tax cost over value..........................................     (46,600,739)
                                                                                                   -------------
                 Net unrealized appreciation....................................................    $ 58,916,843
                                                                                                   =============



PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.

aNon-income producing.
cPurchased in a private placement transaction; resale may only be qualified to institutional buyers.
dFace  amount for  repurchase  agreements  is for the  underlying  collateral.
 See Note 1(i)  regarding  joint  repurchase agreement.
eSecurities traded in foreign currency and valued in U.S. dollars.
fSee Note 1(f) regarding securities purchased on a when-issued or delayed delivery basis.
gSee Note 7 regarding holdings of 5% voting securities

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, October 31, 1996 (unaudited)



                                                                                                        Value
 Country*    Shares      Franklin Strategic Income Fund                                               (Note 1)
                         Common Stocks 0.1%
                         Media and Broadcasting0.1%
    US         1,600     Sullivan Broadcast Holdings ............................................       $ 16,000
                                                                                                   -------------
                         Metals and Mining
    US           200     aGulf States Steel......................................................          1,000
                                                                                                   -------------
                         Total Common Stocks (Cost $16,591)......................................         17,000
                                                                                                   -------------
                         Preferred Stocks  3.0%
                         Cable Television0.5%
    US         1,070     Cablevision Systems, 11.125% pfd., PIK..................................         98,396
                                                                                                   -------------
                         Financial Services0.6%
    US         1,000     First Nationwide Bank, 11.50% pfd. .....................................        114,750
                                                                                                   -------------
                         Media and Broadcasting1.9%
    US           118     PanAmSat Corp., L.P., 12.75% pfd., PIK .................................        148,622
    US           209     Time Warner, Inc., 10.25% pfd. .........................................        222,324
                                                                                                   -------------
                                                                                                         370,946
                                                                                                   -------------
                         Total Preferred Stocks (Cost $533,970) .................................        584,092
                                                                                                   -------------
                         Convertible Preferred Stocks2.8%
                         Consumer Products0.6%
    US        20,000     RJR Nabisco Holdings Corp., $0.6012 cvt. pfd., Series C.................        112,500
                                                                                                   -------------
                         Media and Broadcasting1.0%
    US        19,000     Triathlon Broadcasting, 9.00% cvt. pfd. ................................        190,000
                                                                                                   -------------
                         Telecommunications1.2%
    US         5,000     cCoIntel, 7.00% cvt. pfd. ..............................................        245,000
                                                                                                   -------------
                         Total Convertible Preferred Stocks (Cost $567,850) .....................        547,500
                                                                                                   -------------
              Face
             Amount
                         High Yield Corporate Bonds 32.2%
                         Automotive 1.6%
    US       200,000     cAetna Industries Inc., senior notes, 11.875%, 10/01/06.................        206,000
    US       100,000     Collins & Aikman Products, senior sub. notes, 11.50%, 04/15/06..........        104,625
                                                                                                   -------------
                                                                                                         310,625
                                                                                                   -------------
                         Cable Television1.7%
    US       150,000     Bell Cablemedia, Plc., senior disc. notes, zero coupon to 07/15/99,
                          (original accretion rate 11.95%), 11.95% thereafter, 07/15/04 .........        124,125
    US       150,000     Diamond Cable Communications, senior notes, zero coupon to 12/15/00,
                          (original accretion rate 11.75%), 11.75% thereafter, 12/15/05..........         99,000
    US       100,000     Rogers Cablesystems, Inc., guaranteed notes, 9.625%, 08/01/02 ..........        102,250
                                                                                                   -------------
                                                                                                         325,375
                                                                                                   -------------
                         Consumer Products1.1%
    US       100,000     Herff Jones, Inc., senior sub. notes, 11.00%, 08/15/05 .................      $ 105,500
    US       100,000     Sealy Corp., senior sub. notes, 9.50%, 05/01/03 ........................         99,500
                                                                                                   -------------
                                                                                                         205,000
                                                                                                   -------------
                         Containers and Packaging1.6%
    US       100,000     Owens-Illinois, Inc., senior sub. deb., 10.50%, 06/15/02 ...............        105,500
    US       100,000     Riverwood International, senior notes, 10.25%, 04/01/06.................         97,125
    US       100,000     cU.S. Can Corp., senior sub. notes, 10.125%, 10/15/06...................        103,000
                                                                                                   -------------
                                                                                                         305,625
                                                                                                   -------------
                         Energy1.0%
    US       100,000     fForcenergy, Inc., senior sub. notes, 9.50%, 11/01/06...................        100,000
    US       100,000     Gulf Canada Resources, Ltd., senior sub. deb., 9.25%, 01/15/04 .........        104,250
                                                                                                   -------------
                                                                                                         204,250
                                                                                                   -------------
                         Financial Services2.2%
    US       200,000     cFirst Nationwide Escrow Corp., senior sub. notes, 10.625%, 10/01/03....        211,500
    US       200,000     cHomeside Finance, Inc., senior notes, 11.25%, 05/15/03.................        219,000
                                                                                                   -------------
                                                                                                         430,500
                                                                                                   -------------
                         Food and Beverages1.0%
    US       100,000     Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 02/01/05 .........         99,500
    US       100,000     Doane Products Co., senior notes, 10.625%, 03/01/06.....................        104,500
                                                                                                   -------------
                                                                                                         204,000
                                                                                                   -------------
                         Food Retailing2.2%
    US       100,000     Dominick's Finer Foods, senior sub. notes, 10.875%, 05/01/05 ...........        110,750
    US       100,000     cInternational Home Foods, senior sub. notes, 10.375%, 11/01/06.........        101,250
    US       200,000     Smiths Food & Drug, senior sub. notes, 11.25%, 05/15/07.................        217,250
                                                                                                   -------------
                                                                                                         429,250
                                                                                                   -------------
                         Forest and Paper Products1.7%
    US       100,000     Rapp International Finance, 13.25%, 12/15/05............................        109,500
    US       100,000     S.D. Warren Co., senior sub. notes, 12.00%, 12/15/04 ...................        107,750
    US       100,000     Tjiwi Kimia International, 13.25%, 08/01/01 ............................        113,000
                                                                                                   -------------
                                                                                                         330,250
                                                                                                   -------------
                         Gaming and Hotels3.9%
    US       200,000     AMF Group, Inc., senior disc. notes, zero coupon to 03/15/00,
                          (original accretion rate 12.25%), 12.25% thereafter, 03/15/06..........        123,000
    US       100,000     Aztar Corp., senior sub. notes, 13.75%, 10/01/04 .......................        109,500
    US       100,000     Grand Casinos, Inc., first mortgage, 10.125%, 12/01/03..................         98,375
    US       200,000     Harvey Casinos Resorts, senior sub notes, 10.625%, 06/01/06.............        209,000
                         Gaming and Hotels (cont.)
    US       100,000     Players International, Inc., senior notes, 10.875%, 04/15/05 ...........       $ 99,500
    US       100,000     Showboat, Inc., senior sub. notes, 13.00%, 08/01/09 ....................        112,500
                                                                                                   -------------
                                                                                                         751,875
                                                                                                   -------------
                         Health Care1.2%
    US       100,000     OrNda Healthcorp., guaranteed, senior sub. notes, 11.375%, 08/15/04 ....        113,500
    US       100,000     Tenet Healthcare Corp., senior sub. notes, 10.125%, 03/01/05 ...........        110,250
                                                                                                   -------------
                                                                                                         223,750
                                                                                                   -------------
                         Industrial2.8%
    US       150,000     American Standard, Inc., senior sub. deb., zero coupon to 06/01/98,
                         (original accretion rate 10.50%), 10.50% thereafter, 06/01/05 ..........        139,500
    US      100,000c     E&S Holdings Corp., senior sub. notes, 10.375%, 10/01/06................        103,000
    US       200,000     Harvard Industries, Inc., senior notes, 12.00%, 07/15/04................        194,000
    US    100,000c,f     Intertek Finance, Plc., senior sub. notes, 10.25%, 11/01/06.............        100,000
                                                                                                   -------------
                                                                                                         536,500
                                                                                                   -------------
                         Media and Broadcasting1.6%
    US       100,000     American Media Operation, senior sub. notes, 11.625%, 11/15/04 .........        105,125
    US       100,000     Hollinger International Publishing, senior sub. notes, 9.25%, 02/01/06..         96,500
    US       100,000     Sullivan Broadcast Holdings, senior deb., 13.25%, 12/15/06..............        104,000
                                                                                                   -------------
                                                                                                         305,625
                                                                                                   -------------
                         Metals and Mining1.8%
    US       100,000     Acme Metals, Inc., guaranteed senior secured disc. notes, zero coupon to
                          08/01/97, (original accretion rate 13.50%), 13.50% thereafter, 08/01/04         98,500
    US       200,000     Gulf States Steel, first mortgage, 13.50%, 04/15/03.....................        189,250
    US        50,000     Ucar Global Enterprises, Inc., senior sub. notes, 12.00%, 01/15/05 .....         57,750
                                                                                                   -------------
                                                                                                         345,500
                                                                                                   -------------
                         Transportation0.6%
    US       100,000     Howmet Corp., senior sub. notes, 10.00%, 12/01/03.......................        108,000
                                                                                                   -------------
                         Utilities - Electric0.5%
    US       100,000     El Paso Electric Co., first mortgage, 9.40%, 05/01/11...................        104,000
                                                                                                   -------------
                         Wireless Communications5.7%
    US       300,000     Arch Communications Group, senior discount notes, zero coupon to 03/15/01,
                          (original accretion rate 10.875%), 10.875% thereafter, 03/15/08........        166,500
    LU       300,000     Millicom International Celluar, SA, senior disc. notes, zero coupon to 06/01/01,
                          (original accretion rate 13.50%), 13.50% thereafter, 06/01/06..........        170,625
    US       200,000     cPaging Network, Inc., senior sub. notes, 10.00%, 10/15/08..............        198,750

                         Wireless Communications (cont.)
    US       300,000     Sprint Spectrum, L.P., senior disc. notes, zero coupon to 8/01/01,
                          (original accretion rate 12.50%), 12.50% thereafter, 08/15/06..........      $ 173,625
    US       200,000     Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06...................        201,000
    US       300,000     Teleport Communications Group, Inc., senior disc. notes, zero coupon to
                          07/01/01, (original accretion rate 11.125%), 11.125% thereafter, 07/01/07      194,250
                                                                                                   -------------
                                                                                                       1,104,750
                                                                                                   -------------
                         Total High Yield Corporate Bonds (Cost $5,925,547) .....................      6,224,875
                                                                                                   -------------
                         Convertible Bonds8.5%
                         Health Care1.0%
    US       125,000     cUS Diagnostic Labs, Inc., cvt. sub. deb., 9.00%, 03/31/03..............        188,125
                                                                                                   -------------
                         Industrial0.8%
    US       150,000     Robbins & Meyers., cvt. sub notes, 6.50%, 09/01/03......................        155,250
                                                                                                   -------------
                         Information Technology3.2%
    US        75,000     cAltera Corp., cvt. sub. notes, 5.75%, 06/15/02.........................        101,438
    US       300,000     cDovatron International, Inc., cvt. sub. notes, 6.00%, 10/15/02.........        275,625
    US       250,000     Xilinx, Inc., cvt. sub. notes, 5.25%, 11/01/02..........................        237,500
                                                                                                   -------------
                                                                                                         614,563
                                                                                                   -------------
                         Media and Broadcasting0.6%
    US      110,000c     All American Communications, cvt. sub. deb., 6.50%, 10/01/03 ...........        114,950
                                                                                                   -------------
                         Retail2.9%
    US       150,000     Men's Wearhouse, Inc., cvt. sub. notes, 5.25%, 03/01/03.................        134,250
    US       300,000     Michaels Stores, Inc., cvt. sub. notes, 6.75%, 01/15/03.................        210,000
    US       250,000     U.S. Office Products Co., cvt. sub. notes, 5.50%, 05/15/03..............        222,813
                                                                                                   -------------
                                                                                                         567,063
                                                                                                   -------------
                         Total Convertible Bonds (Cost $1,593,496) ..............................      1,639,951
                                                                                                   -------------
                         Emerging Market Bonds13.5%
    US        30,000     Bancomer, SA, 8.00%, 07/07/98...........................................         29,888
    US       100,000     Bridas Corp., senior notes, 12.50%, 11/15/99............................        105,875
    US      100,000c     Cemex, SA, 10.75%, 07/15/00.............................................        102,000
    US       120,000     Centrais Eletricas Brasileiras, SA, 10.00%, 10/30/98....................        124,800
    US       100,000     Industrias Metalurgicas Pescarm, senior notes, 11.75%, 03/27/98.........        102,000
    US       130,000     Philippine Long Distance Telephone Co., 9.25%, 06/30/06.................        136,825
    US      200,000c     Poland Communications, Inc., senior notes, 9.875%, 11/01/03.............        199,000
    US        43,000     Polysindo International Finance, guaranteed, 11.375%, 06/15/06..........         45,849
    US       100,000     Republic of Argentina, 6.438%, 03/31/23.................................         72,250
    US       150,000     Republic of Argentina, PAR, 5.25%, 03/31/23.............................         89,438
    US        78,400     Republic of Argentina, FRB, 6.313%, 03/31/05 ...........................       $ 64,435
    US        99,000     Republic of Argentina, registered, FRB, 6.313%, 03/31/05 ...............         81,366
    US       200,000     Republic of Argentina, 11.00%, 10/09/06.................................        196,500
    US       200,000     Republic of Brazil, 6.563%, 04/15/09 ...................................        158,375
    US       260,000     Republic of Brazil, 6.50%, 04/15/24.....................................        191,913
    US       100,000     Republic of Bulgaria, 6.688%, 07/28/24..................................         50,875
    US       250,000     Republic of Ecuador, 6.50%, 02/28/25....................................        164,688
    US       250,000     Republic of Venezuela, 6.75%, 03/31/20..................................        177,969
    US       125,000     SEI Holdings IX, Inc., senior notes, 11.00%, 11/30/00 ..................        134,375
    US       165,000     United Mexican States, 9.75%, 02/06/01..................................        168,505
    US       250,000     United Mexican States, 6.25%, 12/31/19..................................        175,625
    US        40,000     United Mexican States, 11.50%, 05/15/26.................................         39,950
                                                                                                   -------------
                         Total Emerging Market Bonds (Cost $2,578,495) ..........................      2,612,501
                                                                                                   -------------
                         Foreign Government Bonds20.4%
    AU       390,000     Australian Government, 12.00%, 11/15/01.................................        373,110
    DD       120,000     Bundesschatzanweisungen, 6.875%, 12/02/98...............................         84,136
    IT       105,000     Buoni Poliennali del Tesoro, 7.438%, 08/01/99 ..........................         71,434
    IT       260,000     Buoni Poliennali del Tesoro, 9.188%, 07/15/00 ..........................        188,517
    IT        55,000     Buoni Poliennali del Tesoro, 10.50%, 11/01/00 ..........................         40,087
    IT       375,000     Buoni Poliennali del Tesoro, 9.188%, 09/01/05 ..........................        282,595
    DD        75,000     Deutschland Bundesrepublik, 8.375%, 05/21/01 ...........................         56,454
    DD        70,000     Deutschland Bundesrepublik, 8.25%, 09/20/01 ............................         52,598
    DD        30,000     German Unity Fund, 8.00%, 01/21/02 .....................................         22,376
    CA       100,000     Government of Canada, 10.25%, 12/01/98 .................................         83,159
    CA       245,000     Government of Canada, 5.75%, 03/01/99...................................        187,731
    CA       265,000     Government of Canada, 10.50%, 03/01/01..................................        236,509
    CA        53,000     Government of Canada, 6.50%, 06/01/04 ..................................         40,382
    CA       100,000     Government of Canada, 10.50%, 10/01/04 .................................         94,548
    CA        20,000     Government of Canada, 9.00%, 12/01/04 ..................................         17,567
    CA        70,000     Government of Canada, 8.75%, 12/01/05...................................         60,879
    IE        35,000     Irish Government, 6.25%, 10/18/04.......................................         55,366
    DK     1,445,000     Kingdom of Denmark, 9.00%, 11/15/00 ....................................        280,920
    DK       501,000     Kingdom of Denmark, 8.00%, 11/15/01.....................................         94,382
    DK       167,000     Kingdom of Denmark, 8.00%, 05/15/03 ....................................         31,331
    NL       155,000     Netherlands Government, 7.00%, 03/15/99.................................         97,483
    NZ       300,000     New Zealand Government, 10.00%, 03/15/02 ...............................        237,340
    NZ       139,000     New Zealand, T-Bills, 0.00%, 12/18/96...................................         97,337
    ES        22,720     Spanish Government, 12.25%, 03/25/00....................................        206,286
    ES        15,320     Spanish Government, 11.30%, 01/15/02....................................        140,719
    ES         7,230     Spanish Government, 10.15%, 01/31/06....................................         65,645
    SE       400,000     Swedish Government, 13.00%, 06/15/01....................................       $ 76,026
    SE       500,000     Swedish Government, 10.25%, 05/05/03....................................         89,368
    SE       400,000     Swedish Government, 6.00%, 02/09/05.....................................         56,065
    GB       175,000     United Kingdom Treasury, 12.00%, 11/20/98...............................        312,533
    GB        55,000     United Kingdom Treasury, 10.25%, 11/22/99...............................         97,441
    GB        60,000     United Kingdom Treasury, 10.00%, 09/08/03...............................        111,122
                                                                                                   -------------
                         Total Foreign Government Bonds (Cost $3,764,428) .......................      3,941,446
                                                                                                   -------------
                         U.S. Government Securities3.5%
    US       400,000     U.S. Treasury Bonds, 7.125%, 02/15/23...................................        418,250
    US       250,000     U.S. Treasury Notes, 6.75%, 05/31/97....................................        251,797
                                                                                                   -------------
                         Total U.S. Government Securities (Cost $656,736)........................        670,047
                                                                                                   -------------
                         U.S. Government Agencies/Mortgages7.7%
    US        24,694     FHLMC, 7.00%, 01/01/09 .................................................         24,764
    US        24,558     FHLMC, 6.00%, 04/01/09 .................................................         23,714
    US        24,163     FHLMC, 6.00%, 01/01/11..................................................         23,333
    US        38,995     FHLMC, 6.50%, 04/01/11..................................................         38,434
    US        50,346     FHLMC, 7.00%, 09/01/11..................................................         50,520
    US        49,210     FHLMC, 7.00%, 04/01/24 .................................................         48,426
    US        44,158     FHLMC, 7.50%, 04/01/24 .................................................         44,365
    US        28,610     FHLMC, 8.50%, 12/01/24 .................................................         29,684
    US        20,834     FHLMC, 9.00%, 12/01/24 .................................................         21,981
    US        29,738     FHLMC, 7.00%, 11/01/25..................................................         29,264
    US        29,559     FHLMC, 8.00%, 11/01/25..................................................         30,243
    US        39,162     FHLMC, 6.50%, 12/01/25..................................................         37,559
    US        37,204     FHLMC, 7.50%, 01/01/26..................................................         37,379
    US        26,531     FHLMC, 8.00%, 01/01/26..................................................         27,146
    US        49,896     FHLMC, 6.50%, 03/01/26..................................................         47,854
    US        30,278     FHLMC, 7.00%,09/01/26...................................................         29,796
    US        38,706     FNMA, 7.50%, 10/01/07 ..................................................         39,360
    US        31,847     FNMA, 6.50%, 02/01/09 ..................................................         31,340
    US        25,154     FNMA, 6.50%, 04/01/11...................................................         24,754
    US        40,214     FNMA, 6.50%, 01/01/24 ..................................................         38,505
    US        23,284     FNMA, 7.00%, 05/01/24 ..................................................         22,862
    US        37,757     FNMA, 8.00%, 01/01/25 ..................................................         38,560
    US        25,147     FNMA, 9.00%, 03/01/25 ..................................................         26,467
    US        17,489     FNMA, 9.00%, 05/01/25 ..................................................         18,408
    US        24,345     FNMA, 8.50%, 07/01/25 ..................................................         25,213
    US        50,409     FNMA, 7.00%, 01/01/26...................................................         49,496
    US        58,815     FNMA, 7.00%, 03/01/26 ..................................................         57,750
    US        40,111     FNMA, 7.50%, 03/01/26...................................................       $ 40,237
    US        25,110     FNMA, 8.00%, 05/01/26...................................................         25,644
    US        24,750     FNMA, 8.00%, 06/01/26...................................................         25,276
    US        40,135     FNMA, 7.50%, 08/01/26...................................................         40,260
    US        25,000     FNMA, 7.50%, 10/01/26...................................................         25,078
    US        21,541     GNMA, SF, 7.50%, 09/15/23 ..............................................         21,636
    US        48,964     GNMA, SF, 6.50%, 03/15/24 ..............................................         46,837
    US        47,187     GNMA, SF, 8.00%, 06/15/24 ..............................................         48,309
    US        20,050     GNMA, SF, 8.50%, 08/15/24 ..............................................         20,847
    US         5,916     GNMA, SF, 9.00%, 01/15/25 ..............................................          6,261
    US        23,616     GNMA, SF, 8.00%, 02/15/25 ..............................................         24,178
    US        25,105     GNMA, SF, 9.50%, 06/15/25 ..............................................         27,106
    US        57,715     GNMA, SF, 7.00%, 09/20/25 ..............................................         56,219
    US        24,667     GNMA, SF, 7.50%, 01/15/26 ..............................................         24,775
    US        24,683     GNMA, SF, 7.50%, 01/15/26 ..............................................         24,791
    US        24,129     GNMA, SF, 7.50%, 02/15/26 ..............................................         24,235
    US        25,199     GNMA, SF, 7.00%, 03/15/26...............................................         24,735
    US        40,215     GNMA, SF, 9.00%, 03/15/26 ..............................................         42,553
    US        24,958     GNMA, SF, 8.50%, 07/15/26 ..............................................         25,949
                                                                                                   -------------
                         Total U.S. Government Agencies/Mortgages (Cost $1,471,690) .............      1,492,103
                                                                                                   -------------
                         Total Long Term Investments (Cost $17,108,803) .........................     17,729,515
                                                                                                   -------------
                   d     Receivables from Repurchase Agreements5.9%
    US     1,142,741     Joint Repurchase Agreements, 5.529%, 11/01/96 (Maturity Value $1,147,928)
                          (Cost $1,147,751)
                          B.A. Securities, Inc., (Maturity Value $135,933)
                         Collateral: U.S. Treasury Bills, 03/06/97
                         U.S. Treasury Notes, 5.25% - 8.75%, 12/31/96 - 05/31/98
                          Bear, Stearns & Co., Inc., (Maturity Value $135,933)
                         Collateral: U.S. Treasury Notes, 5.625% - 8.875%, 10/31/97 - 08/15/98
                          B.T. Securities Corp., (Maturity Value $101,950)
                         Collateral: U.S. Treasury Notes, 5.875%, 10/31/98
                          CIBC Wood Gundy Securities Corp., (Maturity Value $101,950)
                         Collateral: U.S. Treasury Notes, 4.75% - 5.625%, 10/31/97 - 9/30/98
                          Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $135,933)
                         Collateral: U.S. Treasury Notes, 4.75% - 6.875%, 07/31/97 - 07/31/99
                          Fuji Securities, Inc., (Maturity Value $118,939)
                         Collateral: U.S. Treasury Bills, 02/06/97
                         U.S. Treasury Notes, 5.625% - 6.875%, 02/28/97 - 08/31/97
                          Lehman Brothers, Inc., (Maturity Value $135,933)
                         Collateral: U.S. Treasury Notes, 5.625% - 8.00%, 11/30/00 - 06/30/01
                          SBC Warburg, Inc., (Maturity Value $9,491)
                         Collateral: U.S. Treasury Notes, 5.625% - 5.875%, 10/31/97 - 04/30/98
                          The Nikko Securities Co. International, Inc., (Maturity Value $135,933)
                         Collateral: U.S. Treasury Notes, 4.75% - 8.75%, 08/31/98 - 04/30/01
                          UBS Securities L.L.C., (Maturity Value $135,933)
                         Collateral: U.S. Treasury Notes, 5.875% - 7.75%, 04/30/98 - 09/30/00
                                                                                                     $ 1,147,751
                                                                                                   -------------
                         Total Investments (Cost $18,256,554)97.6% ..............................     18,877,266
                         Other Assets and Liabilities, Net2.4%...................................        457,623
                                                                                                   -------------
                         Net Assets100.0%........................................................    $19,334,889
                                                                                                   =============


                         At October 31, 1996, the net unrealized appreciation
                          based on the cost of investments for income tax
                          purposes of $18,256,554 was as follows:
                         Aggregate gross unrealized appreciation for all investments in which
                          there was an excess of value over tax cost.............................      $ 764,340
                         Aggregate gross unrealized depreciation for all investments in which
                          there was an excess of tax cost over value.............................       (143,628)
                                                                                                   -------------
                         Net unrealized appreciation.............................................      $ 620,712
                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
FHLMC    - Federal Home Loan Mortgage Corp.
FNMA     - Federal National Mortgage Association
GNMA     - Government National Mortgage Association
L.L.C.   - Limited Liability Corp.
L.P.     - Limited Partnership
PIK      - Payment-in-Kind
SF       - Single Family

COUNTRY LEGEND:
AU   - Australia
CA   - Canada
DD   - Germany
DK   - Denmark
ES   - Spain
GB   - United Kingdom
IE   - Ireland
IT   - Italy
LU   - Luxembourg
NL   - Netherlands
NZ   - New Zealand
SE   - Sweden
US   - United States


The accompanying notes are an integral part of these financial statements.

*Securities are traded in the currency of country indicated. Face amount of the bonds is stated in the currency of the country indicated. Value is stated in U.S. dollars.
aNon-income producing.
cPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
dFace  amount for  repurchase  agreements  is for the  underlying  collateral.
 See Note 1(i)  regarding  joint  repurchase agreement.
fSee Note 1(f) regarding securities purchased on a when-issued or delayed delivery basis.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Financial Statements

Statements of Assets and Liabilities
October 31, 1996 (unaudited)


                                                               Franklin     Franklin     Franklin      Franklin
                                                                 Blue      California  Global Health    Global
                                                               Chip Fund   Growth Fund   Care Fund  Utilities Fund
                                                                -------     --------     ---------     ---------
Assets:
 Investments in securities:
At identified cost........................................... $2,515,661 $110,781,928  $137,906,470 $150,692,615
                                                                =======     ========     =========     =========
At value.....................................................  2,576,559  127,041,784   137,230,492  168,473,697
 Receivables from repurchase agreements, at value and cost...    764,066   14,767,578     7,546,195    6,639,619
 Cash........................................................         --      637,947       140,260           --
 Foreign currencies (Cost $5,515 and $190, respectively).....      5,536           --            --          190
 Receivables:
Dividends and interest.......................................      2,687      130,952        35,112      531,360
Capital shares sold..........................................      7,973    1,887,363       814,327      341,947
 Other assets................................................         --        3,979         1,631        2,029
 Prepaid expenses............................................     11,654           --        21,658           --
                                                                -------     --------     ---------     ---------
Total assets.................................................  3,368,475  144,469,603   145,789,675  175,988,842
                                                                -------     --------     ---------     ---------
Liabilities:
 Payables:
Investment securities purchased..............................     34,608      534,145            --    1,043,089
Capital shares repurchased...................................         --       33,965        35,538      460,520
Management fees..............................................      1,534       67,826        74,004       82,678
Distribution fees............................................        510       60,157        87,646      108,165
Shareholder servicing costs..................................        299       12,964         8,309       36,188
 Accrued expenses and other liabilities......................         --           --        14,500       23,465
                                                                -------     --------     ---------     ---------
Total liabilities............................................     36,951      709,057       219,997    1,754,105
                                                                -------     --------     ---------     ---------
Net assets, at value......................................... $3,331,524 $143,760,546  $145,569,678 $174,234,737
                                                                =======     ========     =========     =========
Net assets consist of:
 Undistributed net investment income.........................   $ 12,997    $ 345,332           $--  $ 1,552,297
 Accumulated distributions in excess of net investment income        --            --       (51,139)          --
 Unrealized appreciation (depreciation) on investments and translation
  of assets and liabilities denominated in foreign currencies     60,891   16,259,856      (675,984)  17,783,102
 Undistributed net realized gain from investments and
 foreign currency transactions...............................      1,403    3,731,254     3,672,499   14,148,835
 Class I capital shares......................................  3,256,233  120,871,267   140,413,221  135,101,472
 Class II capital shares.....................................         --    2,552,837     2,211,081    5,649,031
                                                                -------     --------     ---------     ---------
Net assets, at value......................................... $3,331,524 $143,760,546  $145,569,678 $174,234,737
                                                                =======     ========     =========     =========
Class I shares:
 Net assets, at value........................................ $3,331,524 $141,197,049  $143,458,135 $168,213,770
                                                                =======     ========     =========     =========
 Shares outstanding..........................................    325,226    7,260,372     8,341,470   11,226,649
                                                                =======     ========     =========     =========
 Net asset value per share*..................................     $10.24       $19.45           $17.20    $14.98
                                                                =======     ========     =========     =========
Class II shares:
 Net assets, at value........................................         --  $ 2,563,497   $ 2,111,543  $ 6,020,967
                                                                =======     ========     =========     =========
 Shares outstanding..........................................         --      131,923       122,789      403,699
                                                                =======     ========     =========     =========
 Net asset value per share*..................................         --       $19.43           $17.20    $14.91
                                                                =======     ========     =========     =========

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.



FRANKLIN STRATEGIC SERIES

Financial Statements (cont.)

Statements of Assets and Liabilities (cont.)
October 31, 1996 (unaudited)


                                                              Franklin      Franklin      Franklin     Franklin
                                                               MidCap        Natural      Small Cap    Strategic
                                                             Growth Fund Resources Fund  Growth Fund  Income Fund
                                                              --------     ----------     ---------    --------
Assets:
 Investments in securities:
At identified cost.........................................$ 8,271,493     $20,390,374  $636,932,925 $17,108,803
                                                              ========     ==========     =========    ========
At value...................................................  9,465,361      22,726,359   696,869,549  17,729,515
 Receivables from repurchase agreements, at value and cost.  1,148,845       3,339,494    50,907,048   1,147,751
 Cash......................................................         --          73,160     5,149,036     200,540
 Foreign currencies (Cost $31,943 and $285, respectively)..         --          31,986            --         288
 Receivables:
Dividends and interest.....................................      1,296          16,174       161,475     384,974
Investment securities sold.................................     24,508              --     1,207,100     154,913
Capital shares sold........................................    129,909         284,032     3,114,626      80,792
 Other assets..............................................         --              --         2,644      18,129
 Prepaid expenses..........................................         --              --        65,163          --
                                                              --------     ----------     ---------    --------
Total assets............................................... 10,769,919      26,471,205   757,476,641  19,716,902
                                                              --------     ----------     ---------    --------
Liabilities:
 Payables:
Investment securities purchased:
   Regular delivery........................................    150,000         365,714     8,200,013     158,016
   When-issued basis (Note 1)..............................         --              --       691,900     200,000
Capital shares repurchased.................................         --              --        71,504          --
Management fees............................................      5,715              --       203,660          --
Distribution fees..........................................      3,888          11,414       526,925       6,818
Shareholder servicing costs................................        467           3,961         2,191          11
 Accrued expenses and other liabilities....................      4,457          24,044        85,797          --
 Unrealized loss on forward foreign currency contracts (Note 1)     --              --            --      17,168
                                                              --------     ----------     ---------    --------
Total liabilities..........................................    164,527         405,133     9,781,990     382,013
                                                              --------     ----------     ---------    --------
Net assets, at value.......................................$10,605,392     $26,066,072  $747,694,651 $19,334,889
                                                              ========     ==========     =========    ========
Net assets consist of:
 Undistributed net investment income.......................        $--        $ 45,473     $ 690,673   $ 204,547
 Accumulated distributions in excess of net investment income                  (3,852)
 Unrealized appreciation on investments and translation
  of assets and liabilities denominated in foreign currencies1,193,868       2,336,008    59,936,624     604,888
 Undistributed net realized gain from investments and
 foreign currency transactions.............................  1,391,911         606,985    32,844,344     534,554
 Class I capital shares....................................  8,023,465      23,077,606   588,573,193  17,990,900
 Class II capital shares...................................         --              --    65,649,817          --
                                                              --------     ----------     ---------    --------
Net assets, at value.......................................$10,605,392     $26,066,072  $747,694,651 $19,334,889
                                                              ========     ==========     =========    ========
Class I shares:
 Net assets, at value......................................$10,605,392     $26,066,072  $678,175,247 $19,334,889
                                                              ========     ==========     =========    ========
 Shares outstanding........................................    717,966       1,828,349    33,362,998   1,720,012
                                                              ========     ==========     =========    ========
 Net asset value per share*................................        $14.77       $14.26        $20.33      $11.24
                                                              ========     ==========     =========    ========
Class II shares:
 Net assets, at value......................................         --              --  $ 69,519,404          --
                                                              ========     ==========     =========    ========
 Shares outstanding........................................         --              --     3,447,987          --
                                                              ========     ==========     =========    ========
 Net asset value per share*................................         --              --        $20.16          --
                                                              ========     ==========     =========    ========

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.


FRANKLIN STRATEGIC SERIES

Financial Statements (cont.)

Statements of Operations
for the six months ended October 31, 1996 (unaudited)


                                                            Franklin    Franklin       Franklin       Franklin
                                                              Blue     California    Global Health     Global
                                                           Chip Fund*  Growth Fund     Care Fund   Utilities Fund
                                                             -------    --------      ----------     ----------
Investment income:
 Dividends...............................................    $ 8,845     $ 578,831      $ 175,820    $ 3,289,159
 Interest................................................     18,026       517,482        465,879        163,903
                                                             -------    --------      ----------     ----------
Total Income.............................................     26,871     1,096,313        641,699      3,453,062
                                                             -------    --------      ----------     ----------
Expenses:
 Management fees (Note 5)................................      8,255       327,896        403,536        490,430
 Distribution fees - Class I (Note 5)....................      1,610       118,200        152,465        181,824
 Distribution fees - Class II (Note 5)...................         --         1,675          1,240         20,608
 Shareholder servicing costs (Note 5)....................        698        69,177         92,236         32,289
 Reports to shareholders.................................      3,301        34,615         29,816         53,645
 Registration and filing fees............................      2,952        41,347         40,077         26,657
 Custodian fees..........................................      2,600         1,962          4,642          5,889
 Trustees' fees and expenses.............................        369         2,027          2,213          2,760
 Professional fees.......................................        305         2,773          5,766         10,949
 Other...................................................         --        26,451         31,112         34,386
 Management fees waived by manager (Note 5)..............     (6,216)           --             --             --
                                                             -------    --------      ----------     ----------
Total expenses...........................................     13,874       626,123        763,103        859,437
                                                             -------    --------      ----------     ----------
  Net investment income (loss)...........................     12,997       470,190       (121,404)     2,593,625
                                                             -------    --------      ----------     ----------
Realized and unrealized gain (loss) from investments and foreign currency:
  Net realized gain (loss) from:
 Investments.............................................       (459)    2,845,664      1,684,053      9,364,640
 Foreign currency transactions...........................      1,862            --         (9,899)       (42,696)
  Net unrealized appreciation (depreciation) on:
 Investments.............................................     60,891     4,829,068    (18,323,206)    (1,075,397)
 Translation of assets and liabilities denominated
 in foreign currencies...................................         --            --             --        (28,310)
                                                             -------    --------      ----------     ----------
Net realized and unrealized gain (loss) from
 investments and foreign currencies......................     62,294     7,674,732    (16,649,052)     8,218,237
                                                             -------    --------      ----------     ----------
Net increase (decrease) in net assets
 resulting from operations...............................    $75,291    $8,144,922   $(16,770,456)   $10,811,862
                                                             =======    ========      ==========     ==========

*For the period June 1, 1996 (effective date) to October 31, 1996.

The accompanying notes are an integral part of these financial statements.



FRANKLIN STRATEGIC SERIES

Financial Statements (cont.)

Statements of Operations (cont.)
for the six months ended October 31, 1996 (unaudited)


                                                           Franklin      Franklin       Franklin       Franklin
                                                            MidCap        Natural       Small Cap      Strategic
                                                          Growth Fund Resources Fund   Growth Fund    Income Fund
                                                           ---------    ----------      ---------      ---------
Investment income:
 Dividends.............................................    $ 16,376        $ 93,488    $ 1,552,050      $ 49,398
 Interest..............................................      24,808          45,640      1,939,630       653,569
                                                           ---------    ----------      ---------      ---------
Total Income...........................................      41,184         139,128      3,491,680       702,967
                                                           ---------    ----------      ---------      ---------
Expenses:
 Management fees (Note 5)..............................      28,139          49,909      1,504,694        48,413
 Distribution fees - Class I (Note 5)..................       4,745          17,997        678,844        11,347
 Distribution fees - Class II (Note 5).................          --              --        238,256            --
 Shareholder servicing costs (Note 5)..................           6           5,994        290,365         2,759
 Reports to shareholders...............................         601          10,790         77,689        17,010
 Registration and filing fees..........................       5,401           6,731         37,715         6,671
 Custodian fees........................................          52              44          9,062           509
 Trustees' fees and expenses...........................         149             226          7,353           284
 Professional fees.....................................       3,241           4,539         19,457           962
 Other.................................................       2,726          29,154         66,326         3,997
 Management fees waived by manager (Note 5)............          --         (49,909)            --       (48,413)
 Other expenses assumed by manager (Note 5)............          --              --             --       (24,172)
                                                           ---------    ----------      ---------      ---------
Total expenses.........................................      45,060          75,475      2,929,761        19,367
                                                           ---------    ----------      ---------      ---------
Net investment income (loss)...........................      (3,876)         63,653        561,919       683,600
                                                           ---------    ----------      ---------      ---------
Realized and unrealized gain (loss) from investments and foreign currency:
  Net realized gain (loss) from:
 Investments...........................................     385,447         422,108     16,782,701       447,888
 Foreign currency transactions.........................        (452)         (2,123)       (33,738)      (13,232)
  Net unrealized appreciation (depreciation) on:
 Investments...........................................      (4,283)      1,154,027      2,420,399       143,789
 Translation of assets and liabilities denominated
 in foreign currencies.................................          --              20             --         1,344
                                                           ---------    ----------      ---------      ---------
Net realized and unrealized gain from investments
 and foreign currencies................................     380,712       1,574,032     19,169,362       579,789
                                                           ---------    ----------      ---------      ---------
Net increase in net assets resulting from operations...    $376,836      $1,637,685    $19,731,281    $1,263,389
                                                           =========    ==========      =========      =========


The accompanying notes are an integral part of these financial statements.



FRANKLIN STRATEGIC SERIES

Financial Statements (cont.)

Statements of Changes in Net Assets for the six months ended October 31, 1996 (unaudited) and the year ended April 30, 1996


                                              Franklin       Franklin California            Franklin Global
                                          Blue Chip Fund         Growth Fund               Health Care Fund
                                            ----------      --------------------         --------------------
                                          For the period  Six months    Year ended    Six months     Year ended
                                          ended 10/31/96*ended 10/31/96   4/30/96   ended 10/31/96     4/30/96
                                            ----------     ---------     ---------     ---------     ----------
Increase (decrease) in net assets:
Operations:
 Net investment income (loss)...........       $ 12,997     $ 470,190    $ 564,403     $ (121,404)     $ 166,958
 Net realized gain from investments and
 foreign currency transactions..........          1,403     2,845,664    4,257,109      1,674,154      3,447,321
 Net unrealized appreciation (depreciation)
 on investments and translation of
 assets and liabilities denominated in
 foreign currencies.....................         60,891     4,829,068    9,813,402    (18,323,206)    17,055,240
                                            ----------     ---------     ---------     ---------     ----------
Net increase (decrease) in net assets
 resulting from operations..............         75,291     8,144,922   14,634,914    (16,770,456)    20,669,519
Distributions to shareholders from:
 Undistributed net investment income:
Class I.................................             --      (317,296)    (443,477)            --       (164,339)
 In excess of net investment income
  Class I...............................             --            --           --       (153,228)            --
 Net realized capital gains:
Class I.................................             --            --   (3,902,081)            --     (1,815,988)
Increase in net assets from capital share
 transactions (Note 3)..................      3,256,233    54,758,154   57,041,143     53,578,972     77,319,269
                                            ----------     ---------     ---------     ---------     ----------
Net increase in net assets..............      3,331,524    62,585,780   67,330,499     36,655,288     96,008,461
Net assets:
 Beginning of period....................             --    81,174,766   13,844,267    108,914,390     12,905,929
                                            ----------     ---------     ---------     ---------     ----------
 End of period..........................     $3,331,524  $143,760,546  $81,174,766   $145,569,678   $108,914,390
                                            ==========     =========     =========     =========     ==========
Undistributed net investment income
 (accumulated distributions in excess of net
 investment income) included in net assets:
 Beginning of period....................            $--     $ 192,438     $ 71,512       $ 67,625       $ 31,883
                                            ==========     =========     =========     =========     ==========
 End of period..........................       $ 12,997     $ 345,332    $ 192,438      $ (51,139)      $ 67,625
                                            ==========     =========     =========     =========     ==========


*For the period June 1, 1996 (effective date) to October 31, 1996.

The accompanying notes are an integral part of these financial statements.



FRANKLIN STRATEGIC SERIES

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended October 31, 1996 (unaudited) and the year ended April 30, 1996


                                          Franklin                Franklin MidCap           Franklin Natural
                                   Global Utilities Fund            Growth Fund              Resources Fund
                                   ---------------------        -------------------        -------------------
                                 Six months   Year ended        Six months Year ended     Six months Year ended
                              ended 10/31/96    4/30/96      ended 10/31/96  4/30/96     ended 10/31/96 4/30/96**
                                 ----------    ----------     ----------    --------      ---------    --------
Increase (decrease) in net assets:
Operations:
 Net investment income (loss)   $ 2,593,625    $ 3,660,182      $ (3,876)    $ 93,289     $ 63,653     $  38,684
 Net realized gain from
 investments and foreign
 currency transactions......      9,321,944      6,558,769       384,995    1,148,280       419,985      220,235
 Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies.........     (1,103,707)    16,490,515        (4,283)     741,900     1,154,047    1,181,961
                                 ----------    ----------     ----------    --------      ---------    --------
Net increase in net
 assets resulting
 from operations............     10,811,862     26,709,466       376,836    1,983,469     1,637,685    1,440,880
Distributions to shareholders from:
 Undistributed net investment
  income:
  Class I...................     (2,485,700)    (3,644,055)      (23,101)    (108,102)      (33,688)     (22,636)
  Class II..................        (44,785)       (21,854)           --           --            --           --
In excess of net investment income
 Class I....................             --             --        (3,585)          --            --           --
 Net realized capital gains:
  Class I...................             --     (3,009,080)           --      (66,342)           --      (33,775)
  Class II..................             --        (22,015)           --           --            --           --
Increase (decrease) in net
 assets from capital share
 transactions (Note 3)......     (3,998,147)    30,688,563     2,680,631      174,445    14,553,207    8,524,399
                                 ----------    ----------     ----------    --------      ---------    --------
Net increase in
  net assets................      4,283,230     50,701,025     3,030,781    1,983,470    16,157,204    9,908,868
Net assets:
 Beginning of period........    169,951,507    119,250,482     7,574,611    5,591,141     9,908,868           --
                                 ----------    ----------     ----------    --------      ---------    --------
 End of period..............   $174,234,737   $169,951,507   $10,605,392   $7,574,611   $26,066,072   $9,908,868
                                 ==========    ==========     ==========    ========      =========    ========
Undistributed net investment
 income (accumulated distributions
 in excess of net investment income)
 included in net assets:
 Beginning of period........    $ 1,473,140    $ 1,475,101      $ 26,977     $ 41,792      $ 16,048          $--
                                 ==========    ==========     ==========    ========      =========    ========
 End of period..............    $ 1,552,297    $ 1,473,140      $ (3,852)    $ 26,977      $ 45,473     $ 16,048
                                 ==========    ==========     ==========    ========      =========    ========
**For the period June 5, 1995 (effective date) to April 30, 1996.

The accompanying notes are an integral part of these financial statements.



FRANKLIN STRATEGIC SERIES

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended October 31, 1996 (unaudited) and the year ended April 30, 1996


                                                             Franklin Small Cap           Franklin Strategic
                                                                Growth Fund                   Income Fund
                                                          ----------------------         --------------------
                                                        Six months      Year ended     Six months     Year ended
                                                      ended 10/31/96      4/30/96    ended 10/31/96     4/30/96
                                                         ---------      ----------      ---------      ---------
Increase (decrease) in net assets:
Operations:
 Net investment income..............................      $ 561,919      $ 149,453       $ 683,600     $ 791,602
 Net realized gain from investments and
 foreign currency transactions......................     16,748,963     28,802,833         434,656       184,113
 Net unrealized appreciation on investments
 translation of assets and liabilities
 and denominated in foreign currencies..............      2,420,399     50,744,410         145,133       337,890
                                                         ---------      ----------      ---------      ---------
Net increase in net assets
 resulting from operations..........................     19,731,281     79,696,696       1,263,389     1,313,605
Distributions to shareholders from:
 Undistributed net investment income:
  Class I...........................................             --        (75,813)       (558,982)     (703,892)
 Net realized capital gains:
  Class I...........................................             --    (14,723,317)             --       (93,313)
  Class II..........................................             --       (189,559)             --            --
Increase in net assets from capital share
 transactions (Note 3)..............................    258,949,411    341,296,317       5,608,946     5,769,430
                                                         ---------      ----------      ---------      ---------
Net increase in net assets..........................    278,680,692    406,004,324       6,313,353     6,285,830
Net assets:
 Beginning of period................................    469,013,959     63,009,635      13,021,536     6,735,706
                                                         ---------      ----------      ---------      ---------
 End of period......................................   $747,694,651   $469,013,959     $19,334,889   $13,021,536
                                                         =========      ==========      =========      =========
Undistributed net investment income included in net assets:
 Beginning of period................................      $ 124,074       $ 49,242        $ 59,325      $ 16,544
                                                         =========      ==========      =========      =========
 End of period......................................      $ 690,673      $ 124,074       $ 204,547      $ 59,325
                                                         =========      ==========      =========      =========




The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is an open-end, management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust currently consists of nine separate series (the Funds). There are four separate diversified funds: Franklin Small Cap Growth Fund (the Small Cap Growth Fund), Franklin MidCap Growth Fund (the MidCap Growth Fund), Franklin Blue Chip Fund (the Blue Chip Fund), and Franklin MidCap Securities Fund (the MidCap Securities Fund); and five separate non-diversified funds: Franklin California Growth Fund (the California Growth Fund), Franklin Strategic Income Fund (the Strategic Income Fund), Franklin Global Health Care Fund (the Global Health Care Fund), Franklin Global Utilities Fund (the Global Utilities Fund), and Franklin Natural Resources Fund (the Natural Resources Fund). Each of the Funds issues a separate series of shares and maintains a totally separate investment portfolio. The investment objectives of each Fund are as follows:

Capital Growth               Growth and Income         Total Return
-----------------            ----------------          ----------------
Blue Chip Fund               Strategic Income Fund     Global Utilities Fund
California Growth Fund                                 Natural Resources Fund
Global Health Care Fund
MidCap Growth Fund
MidCap Securities Fund
Small Cap Growth Fund

On April 18, 1996, the Board of Trustees (the Board) approved the conversion of the MidCap Growth Fund to a retail fund effective June 1, 1996, and changed its name from the Institutional MidCap Growth Fund. The Board also approved the name change of the former MidCap Growth Fund, which has not commenced operations since effective date on June 15, 1993, to the MidCap Securities Fund. No financial information is provided for the MidCap Securities Fund as there were no public sharedholders as of October 31, 1996. The Blue Chip Fund became effective on June 1, 1996.

The California Growth Fund, the Global Health Care Fund, the Global Utilities Fund, the Small Cap Growth Fund offer two classes of shares, Class I and Class
II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class. The offering of Class II shares began September 1, 1996 for the Global Health Care Fund and the California Growth Fund, at which time all previously outstanding shares became Class I shares.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over the counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the manager. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board. Securities for which market quotations are not available, are valued in accordance with procedures established by the Board.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

a. Security Valuation: (cont.)

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange. That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

The fair value of securities restricted as to resale are determined following procedures established by the Board.

b. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount is amortized as required by the Internal Revenue Code. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

A portion of the distributions received by the Funds from investments in Real Estate Investment Trust (REIT) securities may be characterized as tax basis return of capital (ROC) distributions, which are not recorded as dividend income, but reduce the cost basis of the REIT securities. ROC distributions exceeding the cost basis for the REIT security are recognized by the Funds as capital gain.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains and losses differ for financial statement and tax purposes due to differing treatments of wash sales and foreign currency transactions.

e. Accounting Estimates:

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Funds have set aside sufficient investment securities as collateral for these purchase commitments.

g. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

h. Foreign Currency Translation:

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

i. Repurchase Agreements:

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by underlying U.S. government securities, which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 1996, all outstanding repurchase agreements held by the Funds had been entered into on that date.

j. Forward Foreign Currency Contracts:

A forward currency contract, which is individually negotiated and privately traded by currency traders and their customers, is a commitment to purchase or sell a specific currency for an agreed-upon price at a future date.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

j. Forward Foreign Currency Contracts: (cont.)

The Strategic Income Fund may enter into forward contracts with the objective of minimizing the risk to the Fund from adverse changes in the relationship between currencies or to enhance fund value. The Fund may also enter into a forward contract in relation to a security denominated in a foreign currency or when it anticipates receipt in a foreign currency of dividends or interest payments in order to "lock in" the U.S. dollar price of a security or the U.S. dollar equivalent of such dividend or interest payments.

Any gain or loss realized from a forward currency contract is recorded as a realized gain or loss from investments.

The Fund segregates in its custodian bank sufficient cash, cash equivalents or readily marketable debt securities as collateral for commitments created by open forward contracts. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

As of October 31, 1996, the Strategic Income Fund had the following forward foreign currency contracts outstanding:


                                                                                                     Unrealized
Contracts to Buy                                                 In Exchange for   Settlement Date   Gain (Loss)
----------------------------------------------                      -----------      ----------      ----------
155,000    New Zealand Dollars.................................   U.S.  $108,516      11/20/96       U.S. $663
                                                                    -----------                      ----------

Contracts to Sell
----------------------------------------------
634,000    German Deutschemarks................................   U.S. $ 415,915      11/12/96     U.S. $ (3,516)
320,000    German Deutschemarks................................          208,367      11/18/96            (3,496)
345,000    German Deutschemarks................................          224,946      11/22/96            (3,585)
467,000    German Deutschemarks................................          306,449      11/25/96            (3,017)
300,000    German Deutschemarks................................          197,778      11/29/96            (1,124)
326,000    New Zealand Dollars................................           226,533      11/20/96            (3,093)
                                                                    -----------                      ----------
                                                                 U.S. $1,579,988      11/20/96          $(17,831)
                                                                    -----------                      ----------
Net unrealized depreciation..............................................................          U.S. $(17,168)
                                                                                                     ==========

2. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At April 30, 1996, for tax purposes, the Funds had accumulated net realized gains as follows:

                                                                            Franklin
                                    Franklin      Franklin      Franklin     Natural     Franklin      Franklin
                                   California   Global Health    Global     Resources    Small Cap     Strategic
                                   Growth Fund    Care Fund  Utilities Fund   Fund      Growth Fund   Income Fund
                                    --------      --------      --------     -------     ---------     ---------
Accumulated net realized gains...     $885,590   $2,190,094    $4,828,709    $191,903   $16,409,369     $107,564
                                    --------      --------      --------     -------     ---------     ---------

For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at October 31, 1996 by $68,531 in the California Growth Fund, $3,181 in the Global Health Care Fund, $1,818 in the Global Utilities Fund, $93 in the MidCap Growth Fund, $70,487 in the Natural Resources Fund, and $1,019,781 in the Small Cap Growth Fund.


3. TRUST SHARES

At October 31, 1996, there was an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in each of the Funds' shares for the six months ended October 31, 1996 and for the year ended April 30, 1996 were as follows:


3. TRUST SHARES (cont.)


                                          Franklin             Franklin California           Franklin Global
                                       Blue Chip Fund*             Growth Fund              Health Care Fund
                                      -----------------        -------------------        --------------------
                                     Shares     Amount        Shares       Amount        Shares        Amount
                                     ------    ---------     --------    ----------     --------     ----------
Class I Shares:
Six months ended October 31,1996
 Shares sold .....................  346,522   $ 3,470,480   4,037,806    $74,791,000    5,541,536   $102,314,626
 Shares issued in reinvestment
 of distributions ................       --            --      15,310        278,021        6,693        129,708
 Shares redeemed .................  (21,296)     (214,247) (1,238,178)   (22,863,704)  (2,837,669)   (51,076,443)
                                     ------    ---------     --------    ----------     --------     ----------
Net increase .....................  325,226   $ 3,256,233   2,814,938    $52,205,317    2,710,560   $ 51,367,891
                                     ======    =========     ========    ==========     ========     ==========
Year ended April 30, 1996
 Shares sold......................                          4,272,379    $70,851,741    5,717,773   $ 97,079,874
 Shares issued in reinvestment
 of distributions.................                            252,332      3,941,173      122,615      1,774,376
 Shares redeemed..................                         (1,065,789)   (17,751,771)  (1,336,633)   (21,534,981)
                                                             --------    ----------     --------     ----------
Net increase .....................                          3,458,922    $57,041,143    4,503,755   $ 77,319,269
                                                             ========    ==========     ========     ==========
Class II Shares:
Six months ended October 31, 1996+
 Shares sold......................                            131,923    $ 2,552,837      123,337    $ 2,220,736
 Shares redeemed..................                                 --             --         (548)        (9,655)
                                                             --------    ----------     --------     ----------
Net increase .....................                            131,923    $ 2,552,837      122,789    $ 2,211,081
                                                             ========    ==========     ========     ==========
*For the period June 1, 1996 (effective date) to October 31, 1996.
+For the period September 1, 1996 (effective date) to October 31, 1996.

                                            Franklin Global          Franklin MidCap        Franklin Natural
                                            Utilities Fund             Growth Fund           Resources Fund
                                         --------------------       ----------------       ------------------
                                        Shares        Amount       Shares     Amount      Shares       Amount
                                       --------     ----------     ------    --------    --------     ---------
Class I Shares:
Six months ended October 31,1996**
 Shares sold .......................     732,285    $10,596,359   195,292   $2,801,374   1,429,217   $19,287,800
 Shares issued in reinvestment
 of distributions ..................     138,750      1,975,809     1,871       26,682       2,360        30,514
Shares redeemed ....................  (1,353,508)   (19,643,698)  (10,978)    (147,425)   (357,489)   (4,765,107)
                                       --------     ----------     ------    --------    --------     ---------
Net increase (decrease) ............    (482,473)  $ (7,071,530)  186,185   $2,680,631   1,074,088   $14,553,207
                                       ========     ==========     ======    ========    ========     =========
Year ended April 30, 1996**
 Shares sold........................   2,718,701    $35,864,485        --           --   1,022,068   $11,561,802
 Shares issued in connection
 with merger (Note 7) ..............   3,060,799     43,004,229        --           --          --            --
 Shares issued in reinvestment
 of distributions...................     441,472      5,734,067    14,422      174,445       4,873        51,414
 Shares redeemed....................  (4,264,622)   (56,489,807)       --           --    (272,680)   (3,088,817)
                                       --------     ----------     ------    --------    --------     ---------
Net increase .......................   1,956,350    $28,112,974    14,422    $ 174,445     754,261   $ 8,524,399
                                       ========     ==========     ======    ========    ========     =========

**For Natural Resources Fund, for the period June 5, 1995 (effective date) to April 30, 1996.


3. TRUST SHARES (cont.)

                                            Franklin Global
                                            Utilities Fund
                                         --------------------
                                        Shares        Amount
                                       --------     ----------
Class II Shares:
Six months ended October 31, 1996
 Shares sold........................     251,766    $ 3,648,857
 Shares issued in reinvestment
 of distributions...................       2,543         36,136
 Shares redeemed....................     (42,072)      (611,610)
                                       --------     ----------
Net increase .......................     212,237    $ 3,073,383
                                       ========     ==========
Year ended April 30, 1996
 Shares sold........................     213,747    $ 2,887,409
 Shares issued in reinvestment
 of distributions...................       2,918         39,000
 Shares redeemed....................     (25,211)      (350,820)
                                       --------     ----------
Net increase .......................     191,454    $ 2,575,589
                                       ========     ==========



                                                               Franklin Small Cap           Franklin Strategic
                                                                   Growth Fund                  Income Fund
                                                             ----------------------         ------------------
                                                             Shares         Amount        Shares       Amount
                                                            --------      -----------     -------     ---------
Class I Shares:
Six months ended October 31, 1996
 Shares sold ..........................................    20,299,762    $402,389,996     679,837     $7,459,424
 Shares issued in reinvestment of distributions .......            --              --      41,111        445,899
 Shares redeemed ......................................    (9,462,423)   (187,468,550)   (209,816)    (2,296,377)
                                                            --------      -----------     -------     ---------
Net increase ..........................................    10,837,339    $214,921,446     511,132     $5,608,946
                                                            ========      ===========     =======     =========
Year ended April 30, 1996
 Shares sold...........................................    24,446,021    $427,099,162     570,808     $6,028,449
 Shares issued in reinvestment of distributions........       777,839      12,787,321      69,168        724,303
 Shares redeemed.......................................    (6,926,491)   (120,212,018)    (92,840)      (983,322)
                                                            --------      -----------     -------     ---------
Net increase...........................................    18,297,369    $319,674,465     547,136     $5,769,430
                                                            ========      ===========     =======     =========
Class II Shares:
Six months ended October 31, 1996
 Shares sold ..........................................     2,370,643    $ 46,968,256
 Shares redeemed ......................................      (148,425)     (2,940,291)
                                                            --------      -----------
Net increase ..........................................     2,222,218    $ 44,027,965
                                                            ========      ===========
Year ended April 30, 1996
 Shares sold...........................................     1,260,870    $ 22,241,934
 Shares issued in reinvestment of distributions........         9,174         151,637
 Shares redeemed.......................................       (44,275)       (771,719)
                                                            --------      -----------
Net increase...........................................     1,225,769    $ 21,621,852
                                                            ========      ===========

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended October 31, 1996, were as follows:

                                             Franklin     Franklin California  Franklin Global    Franklin Global
                                          Blue Chip Fund*     Growth Fund     Health Care Fund    Utilities Fund
                                            ----------       ------------        -----------        -----------
Purchases...............................    $2,530,672        $76,333,134         $101,237,458       $41,435,823
Sales...................................       $ 14,553       $23,028,531         $ 37,884,351       $42,908,855

                                          Franklin MidCap  Franklin Natural  Franklin Small Cap Franklin Strategic
                                            Growth Fund     Resources Fund       Growth Fund        Income Fund
                                            ----------        -----------       ------------       ------------
Purchases...............................     $5,102,830        $17,271,300        $420,775,835       $11,364,761
Sales...................................     $3,013,336       $ 5,034,143         $153,639,765       $ 6,789,965

*For the period June 1, 1996 (effective date) to October 31, 1996.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to each Fund and receives fees computed monthly based on the average daily net assets of each Fund, except the Blue Chip Fund and the MidCap Growth Fund, as follows:

Annualized Fee Rate    Average Daily Net Assets
-------------          ----------------------------------
     0.625%            First $100 million
     0.50%             Over $100 million, up to and including $250 million
     0.45%             Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under the terms of a separate management agreement with the Blue Chip Fund, Advisers receives fees computed monthly based on the average daily net assets as follows:

Annualized Fee Rate    Average Daily Net Assets
-------------          --------------------------------
     0.750%            First $500 million
     0.625%            Over $500 million, up to and including $1 billion
     0.500%            Over $1 billion

Under the terms of a separate management agreement, Advisers receives fees from the MidCap Growth Fund computed monthly at the annual rate of 0.65% of the Fund's average daily net assets.

Under a subadvisory agreement with Advisers, Templeton Investment Council, Inc. (TICI or the Subadviser) provides services to the Strategic Income Fund, and receives from Advisers fees computed monthly based on the average daily net assets as follows:

Annualized Fee Rate    Average Daily Net Assets
-------------          ----------------------------------
     0.3125%           First $100 million
     0.25%             Over $100 million, up to and including $250 million
     0.225%            Over $250 million, up to and including $10 billion


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

a. Management Agreement: (cont.)

The terms of the management agreement provide that aggregate annual expenses of each Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which each Fund's shares are registered. For the six months ended October 31, 1996, the Funds' expenses did not exceed these limitations. However, Advisers agreed in advance to waive management fees and assume payment of other expenses for the Blue Chip Fund, the Natural Resources Fund, and the Strategic Income Fund as noted in the Statement of Operations.

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc., (Investor Services), the Trust pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the six months ended October 31, 1996, aggregated $493,524 all of which was paid to Investor Services.

c. Distribution Plans and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the California Growth Fund, the Global Health Care Fund, the Global Utilities Fund, the Small Cap Growth Fund, and the Strategic Income Fund, reimburse Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to 0.25% per annum for Class I and 1.00% per annum for Class II, if applicable, of the Fund's average daily net assets, while the Blue Chip Fund, the MidCap Growth Fund, and the Natural Resources Fund reimburse Distributors up to 0.35% per annum of the Fund's average daily net assets, for costs incurred in the promotion, offering and marketing of the Funds' shares. The Plans do not permit nor require payments of excess costs after termination.

In its capacity as underwriter for the shares of the Funds, Distributors receives commissions on sales of the Funds' shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of the shares of the Funds, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Fund's shares. Commissions received by Distributors, the amounts paid to other dealers, and any applicable contingent deferred sales charges for the six months ended October 31, 1996, were as follows:


                                                  Franklin    Franklin California Franklin Global  Franklin Global
                                               Blue Chip Fund     Growth Fund    Health Care Fund  Utilities Fund
                                                 ----------      ------------       -----------      ----------
Class I
Total commissions received..................         $28,451         $1,326,970       $1,961,782        $200,412
Paid to other dealers.......................         $25,263         $1,294,095       $1,741,435        $181,956

Class II
Total commissions received..................              --           $ 25,321         $ 21,600        $ 35,340
Paid to other dealers.......................              --           $ 51,030         $ 43,456        $ 70,349
Contingent deferred sales charges ..........              --                --               --          $ 1,266




5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

c. Distribution Plans and Underwriting Agreement: (cont.)

                                            Franklin MidCap Franklin Natural  Franklin Small CapFranklin Strategic
                                              Growth Fund    Resources Fund       Growth Fund       Income Fund
                                              ----------       -----------       ------------      ------------
Class I
Total commissions received...............          $76,252         $208,551         $3,509,364           $80,906
Paid to other dealers....................          $69,503         $198,036         $3,324,340           $91,574

Class II
Total commissions received...............              --                --           $445,614                --
Paid to other dealers....................               --               --           $888,156                --
Contingent deferred sales charges........               --              --            $ 7,293                 --

d. Other Affiliated Parties and Transactions:

Certain officers and trustees of the Funds are also officers and/or directors of Distributors, Advisers and Investors Services, all wholly-owned subsidiaries of Franklin Resources, Inc. (Resources).

At October 31, 1996, Resources owned 61% of the Blue Chip Fund, 74% of the MidCap Growth Fund, 6% of the Natural Resources Fund, and 35% of the Strategic Income Fund.


6. RESTRICTED SECURITIES

A restricted security is a security which has not been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933. The Funds may purchase restricted securities through a private offering and they cannot be sold without prior registration under the Securities Act of 1933 unless such sale is pursuant to an exemption therefrom. Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities. The Funds value these restricted securities as disclosed in Note 1(a). At October 31, 1996, the Funds held restricted securities as follows:


                                                                             Acquisition
Fund                     Shares   Security                                      Date         Cost         Value
----------------         ------   ------------------------------              --------     --------     --------
California Growth Fund        48  Lynx Therapeutics, Inc. .................    10/19/92        $ 326       $  --
California Growth Fund   142,000  Pacific Retail Trust.....................    08/30/96    1,562,000   1,562,000
Natural Resources Fund    10,000  Bema Gold Corp., Legend Shares...........    08/16/96       80,067      60,041


7. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Small Cap Growth Fund, are defined in the Investment Company Act of 1940 as affiliated companies. The Fund had investments in such affiliated companies at October 31, 1996, with a value in the amount of $15,233,125. For more information as to specific securities, see the accompanying Statement of Investments in Securities and Net Assets.


8. ACQUISITION OF TEMPLETON GLOBAL UTILITIES, INC.

On March 29, 1996, the Franklin Global Utilities Fund acquired all of the net assets of Templeton Global Utilities, Inc. pursuant to a plan of reorganization approved by the shareholders of the Templeton Global Utilities, Inc. on February 20, 1996.


8. ACQUISITION OF TEMPLETON GLOBAL UTILITIES, INC. (cont.)

The acquisition was accomplished by a tax-free exchange of the Franklin Global Utilities Fund Class I shares for all the net assets of Templeton Global Utilities, Inc. which is accounted for as a pooling-of-interests without restatement for financial reporting purposes.

The selected financial information and shares outstanding for the funds, immediately before and after the acquisition were as follows:

                                                                            Net Assets
                                                                               Value      Shares       Exchange
                                                              Net Assets     Per Share  Outstanding      Ratio
                                                              ----------      -------    --------      --------
Templeton Global Utilities, Inc. .........................   $ 43,004,229     $13.64     3,153,664    0.97055337
Franklin Global Utilities Fund Class I ...................   $127,733,178     $14.05     9,091,186
Combined..................................................  $170,737,407      $14.05    12,151,985

The undistributed net investment income, accumulated net realized gain and the unrealized appreciation on investments for Franklin Global Utilities Fund before the acquisition were $888,768, $4,214,505 and $9,595,151, respectively. The unrealized appreciation on investments for Templeton Global Utilities Fund before acquisition was $7,807,292.


9. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout the period by Fund are as follows:



                      Per Share Operating Performance                                            Ratios/Supplemental Data
              -----------------------------------------------                                  -----------------------------
          Net             Net     Total   Distri-  Distri-                                     Ratio of     Ratio
         Asset        Realized &  From    butions  butions            Net                Net   Expenses    of Net
       Value at  Net  Unrealized Invest- From Net   From             Asset             Assets  to Aver-  Investment          Average
        Begin- Invest-   Gain     ment    Invest- Realized   Total Value at            at End   age Net   Income toPortfolio  Com-
 Year   ning of ment   (Loss) on  Oper-    ment    Capital  Distri- End of    Total   of PeriodAssets***   Average Turnover  mission
 Ended   PeriodIncome Securities ations   Income    Gains   butions Period   Return* (in 000's)(See Note 5)Net AssetsRate    Rate++

Franklin Blue Chip Fund:
Class I Shares:
19967   $10.00   $.04   $ .200   $ .240      $--   $--       $--      $10.24    2.40%     $3,332    1.25%**  1.17%**     .70%  .0603
Franklin California Growth Fund:
Class I Shares:
19921    10.04    .07    (.168)   (.098)    (.072)  --       (.072)   9.87     (1.77)**    3,091     --      1.27**    13.73      --
1993      9.87    .12     .340     .460     (.120)  --       (.120)   10.21     4.72       3,412     --      1.23      38.28      --
1994     10.21    .14    2.425    2.565     (.145)   (.580)  (.725)   12.05    25.55       4,646     .09     1.16     135.12      --
1995     12.05    .16    3.043    3.203     (.124)  (1.099) (1.223)   14.03    29.09      13,844     .25     1.63      79.52      --
1996     14.03    .20    6.032    6.232     (.227)  (1.775) (2.002)   18.26    47.42      81,175     .71     1.42      61.82   .0536
19969    18.26    .06    1.189    1.249     (.059)  --       (.059)   19.45     6.80     141,197    1.17**    .88**    25.06   .0532
Class II Shares:
19968    18.05     --    1.380    1.380    --       --      --        19.43     7.65       2,563    1.85**   (.16)**   25.06   .0532
Franklin Global Health Care Fund:
Class I Shares:
19923    10.00    .02   (1.180)  (1.160)   --       --      --        8.84    (55.14)**    1,368     --      1.68**    41.01      --
1993      8.84    .09     .037     .127     (.087)  --       (.087)   8.88      1.41       3,422     --      1.13      62.74      --
1994      8.88    .07    1.856    1.926     (.078)   (.298)  (.376)   10.43    21.93       5,795     .10      .68     110.82      --
1995     10.43    .08    1.560    1.640     (.061)   (.559)  (.620)   11.45    16.33      12,906     .25      .80      93.79      --
1996     11.45    .11    8.955    9.065     (.124)  (1.051) (1.175)   19.34    82.78     108,914     .73      .50      54.78   .0709
19969    19.34   (.02)  (2.099)  (2.119)    (.021)10--       (.021)   17.20   (10.87)    143,458    1.12**   (.18)**   31.93   .0360
Class II Shares:
19968    17.37   (.01)   (.160)   (.170)   --       --      --        17.20     (.98)      2,112    1.74**   (.90)**   31.93   .0360

9. FINANCIAL HIGHLIGHTS (cont.)

                      Per Share Operating Performance                                            Ratios/Supplemental Data
              -----------------------------------------------                                  -----------------------------
          Net             Net     Total   Distri-  Distri-                                     Ratio of     Ratio
         Asset        Realized &  From    butions  butions            Net                Net   Expenses    of Net
       Value at  Net  Unrealized Invest- From Net   From             Asset             Assets  to Aver-  Investment          Average
        Begin- Invest-   Gain     ment    Invest- Realized   Total Value at            at End   age Net   Income toPortfolio  Com-
 Year   ning of ment   (Loss) on  Oper-    ment    Capital  Distri- End of    Total   of PeriodAssets***   Average Turnover  mission
 Ended   PeriodIncome Securities ations   Income    Gains   butions Period   Return* (in 000's)(See Note 5)Net AssetsRate    Rate++

Franklin Global Utilities Fund:
Class I Shares:
19932   $10.00   $.22   $1.270   $1.490   $(.130) $--      $(.130)   $11.36     18.08%**$ 14,227    --%    3.89%**       --%     --
1994     11.36    .30    1.281    1.581    (.299)   (.042)  (.341)    12.60     14.04    124,188   .84     2.95      16.28       --
1995     12.60    .42    (.067)    .353    (.365)   (.358)  (.723)    12.23      3.17    119,250  1.12     3.47      16.65       --
1996     12.23    .37    2.395    2.765    (.391)   (.324)  (.715)    14.28     23.27    167,225  1.04     2.85      50.51    .0313
19969    14.28    .23     .685     .915    (.215)  --       (.215)    14.98      6.49    168,214   .99**   3.05**    25.08    .0217
Franklin Global Utilities Fund (cont.):
Class II Shares:
1996     12.23    .37    2.322    2.692    (.358)   (.324)  (.682)    14.24     22.63      2,727  1.81     2.10      50.51    .0313
19969    14.24    .18     .674     .854    (.184)  --       (.184)    14.91      6.06      6,021  1.76**   2.27**    25.08    .0217
Franklin MidCap Growth Fund:
Class I Shares:
1994+    10.00    .15     .014     .164    (.079)   (.035)  (.114)    10.05      1.62      5,079   --      2.21**    70.53       --
1995     10.05    .21     .769     .979    (.204)   (.015)  (.219)    10.81     10.06      5,591   --      2.12     163.54       --
1996     10.81    .18    3.585    3.765    (.208)   (.127)  (.335)    14.24     35.40      7,575   .16     1.42     102.65    .0467
19969    14.24   (.01)    .590     .580    (.050)11--       (.050)    14.77      4.09     10,605  1.05**   (.09)**   38.55    .0543
Franklin Natural Resources Fund:
Class I Shares:
19965    10.00    .08    3.217    3.297    (.063)   (.094)  (.157)    13.14     33.36      9,909   .99**   1.16**    59.04    .0517
19969    13.14    .04    1.116    1.156    (.036)  --       (.036)    14.26      8.83     26,066   .94**    .80**    34.68    .0375
Franklin Small Cap Growth Fund:
Class I Shares:
19923    10.00    .04    (.460)   (.420)  --       --      --         9.58     (19.96)**   1,268   --      2.45**     2.41       --
1993      9.58    .07     .657     .727    (.087)  --       (.087)    10.22      7.66      6,026   --       .84      63.15       --
1994     10.22    .03    2.944    2.974    (.043)   (.401)  (.444)    12.75     29.26     23,915   .30      .24      89.60       --
1995     12.75    .03    3.138    3.168    (.021)   (.997) (1.018)    14.90     27.05     63,010   .69      .25     104.84       --
1996     14.90    .01    6.230    6.240    (.014)  (1.376) (1.390)    19.75     44.06    444,912   .97      .09      87.92    .0505
19969    19.75    .02     .560     .580   --       --      --         20.33      2.99    678,175   .90**    .24**    27.80    .0501
Class II Shares:
19966    17.94   (.03)   2.714    2.684   --        (.964)  (.964)    19.66     15.98     24,102  1.76**   (.69)**   87.92    .0505
19969    19.66   (.02)    .520     .500   --       --      --         20.16      2.59     69,519  1.65**   (.52)**   27.80    .0501
Franklin Strategic Income Fund:
Class I Shares:
19954    10.00    .70     .154     .854    (.674)  --       (.674)    10.18      8.94      6,736   .25**   7.93**    68.43      ---
1996     10.18    .85     .670    1.520    (.823)   (.107)  (.930)    10.77     15.59     13,022   .25     8.53      73.95    .0514
19969    10.77    .46     .412     .872    (.402)  --       (.402)    11.24      8.30     19,335   .25**   8.82**    46.53    .0500

1For the period October 18, 1991 (effective date) to April 30, 1992.
2For the period July 2, 1992 (effective date) to April 30, 1993.
3For the period February 14, 1992 (effective date) to April 30, 1992.
4For the period May 24, 1994 (effective date) to April 30, 1995.
5For the period June 5, 1995 (effective date) to April 30, 1996.
6For the period October 1, 1995 to April 30, 1996.
7For the period June 1, 1996 (effective date) to October 31, 1996.
8For the period September 1, 1996 (effective date) to October 31, 1996.
9For the six months ended October 31, 1996.
10Includes distributions in excess of net investment income in the amount of
 $.021.
11Includes distributions in excess of net investment income in the amount of
 $.005.
*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or the contingent deferred sales charge, and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994 dividends were reinvested at the maximun offering price, and capital gains at net asset value. Effective May 1, 1994, with the implementation of Rule 12b-1 distribution plans for Class I shares, the sales charge on reinvested dividends was eliminated. The total return may differ from that reported in the Manager's Discussion due to differences between the net asset values quoted and the net asset values calculated for financial reporting purposes.
**Annualized.
+For the period August 17, 1993 (effective date) to April 30, 1994.
++Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.
***During the periods indicated, Advisers agreed to waive in advance a portion or all of their management fees and made payments of other expenses incurred by the Funds. Had such action not been taken, the ratios of operating expenses to average net assets would have been as follows:

                                       Ratio of expenses
                                     to average net assets
Franklin Blue Chip Fund
 Class I Shares
 19967................................       1.81%**
Franklin California Growth Fund
 Class I Shares
 19921................................       1.61%**
 1993.................................       1.99
 1994.................................       1.89
 1995.................................       1.27
 1996.................................       1.09
Franklin Global Health Care Fund
 Class I Shares
 19923................................       1.62%**
 1993.................................       2.16
 1994.................................       1.74
 1995.................................       1.37
 1996.................................       1.16
Franklin Global Utilities Fund
 Class I Shares
 19932................................       1.51%**
 1994.................................       1.28

                                       Ratio of expenses
                                     to average net assets
Franklin MidCap Growth Fund
 Class I Shares
 1994+................................       0.91%**
 1995.................................       0.98
 1996.................................       0.96
Franklin Natural Resources Fund
 Class I Shares
 19965................................       1.77%**
 19969................................       1.23**
Franklin Small Cap Growth Fund
 Class I Shares
 19923................................       1.74%**
 1993.................................       1.95
 1994.................................       1.58
 1995.................................       1.16
 1996.................................       1.00
Franklin Strategic Income Fund
 Class I Shares
 19954................................       1.38%**
 1996.................................       1.08
 19969................................       1.19**



To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls may be determined by the presence of a regular beeping tone.




Franklin Strategic Series Semi-Annual Report October 31, 1996.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the breakdown of the fund's securities on October 31, 1996, based on total net assets.

Portfolio Breakdown on October 31, 1996
Electronic Technology               13.0%
Technology Services                 12.3%
Semiconductors/Equipment             7.3%
Energy/Minerals                      6.3%
Real Estate                          6.0%
Utilities                            5.8%
Health Technology                    5.6%
Finance                              5.1%
Retail                               4.2%
Transportation                       3.7%
Consumer Services                    3.7%
Consumer Durables                    2.9%
Industrial Services                  2.4%
Other                               10.0%
Cash & Equivalents                  11.7%


GRAPHIC MATERIAL (2)

This chart shows in pie format the geographic breakdown of the fund's securities on April 30, 1996, based on total net assets.

April 30, 1996
United States                       43.1%
Europe                              20.6%
Latin America                       13.4%
Asia                                10.3%
United Kingdom                       6.3%
Other                                1.2%
Cash & Equivalents                   5.1%

GRAPHIC MATERIAL (3)

This chart shows in pie format the geographic breakdown of the fund's securities on October 31, 1996, based on total net assets.

October 31, 1996
United States                       57.0%
Europe                              16.5%
Latin America                        9.6%
Asia                                 7.9%
United Kingdom                       4.0%
Other                                1.7%
Cash & Equivalents                   3.3%


GRAPHIC MATERIAL (4)

This chart shows in pie format the breakdown of the fund's securities on October 31, 1996, based on total net assets.

Portfolio Breakdown on October 31, 1996
Semiconductors & Equipment                11.1%
Electronic Technology                      9.9%
Health Services                            8.0%
Technology Services                        7.8%
Finance                                    7.1%
Energy & Minerals                          6.8%
Real Estate Investment Trust               4.7%
Health Technology                          4.6%
Consumer Services                          4.6%
Consumer Non-Durables                      4.4%
Other Industries                          24.2%
Cash & Equivalents                         6.8%


GRAPHIC MATERIAL (5)

This chart shows in pie format the geographic breakdown of the fund's securities on October 31, 1996, based on total net assets.

Geographic Distribution on October 31, 1996
United States                 81.7%
Switzerland                    3.9%
Sweden                         2.2%
France                         1.8%
Singapore                      1.4%
Mexico                         1.3%
United Kingdom                 0.9%
Indonesia                      0.6%
Australia                      0.4%
Cash & Equivalents             5.8%


GRAPHIC MATERIAL (6)

This chart shows in pie format the breakdown of the fund's securities on October 31, 1996, based on total net assets.

Portfolio Breakdown on October 31, 1996
Medical Technology & Supplies             23.2%
Managed Care & HMOs                       12.0%
Software/Information Systems              11.7%
Specialty Pharmaceuticals                 11.1%
Pharmaceuticals                           10.9%
Other Medical Services                     8.1%
Biotechnology                              7.8%
Post-Acute Providers                       4.4%
Hospitals                                  3.8%
Physician Practice Management              1.2%
Cash & Equivalents                         5.8%


GRAPHIC MATERIAL (7)

This chart shows in pie format the breakdown of the fund's securities on October 31, 1996, based on total net assets.

Portfolio Breakdown on October 31, 1996
High Yield Corporate Bonds                32.2%
International Bonds                       20.4%
Emerging Markets Bonds                    13.5%
Convertible Securities                    11.3%
Mortgage Securities                        7.7%
Preferred Stock (Non-Convertible)          5.5%
U.S. Government Bonds                      3.5%
Cash & Equivalents                         5.9%


GRAPHIC MATERIAL (8)

This chart shows in pie format the breakdown of the fund's securities on October 31, 1996, based on total net assets.

Portfolio Breakdown on October 31, 1996
Energy                              56.0%
Gold & Precious Metals              11.2%
Chemicals                            5.1%
Base Metals                          5.1%
REITs                                3.4%
Forest Products & Paper              2.4%
Iron/Steel                           2.2%
Service/Related Industries           1.8%
Cash & Equivalents                  12.8%


GRAPHIC MATERIAL (9)

This chart shows in pie format the geographic breakdown of the fund's securities on October 31, 1996, based on total net assets.

Geographic Distribution on October 31, 1996
United States                 55.3%
Canada                        16.6%
Europe                         5.7%
Australia                      5.3%
Africa                         1.5%
South America                  1.4%
Asia                           1.4%
Cash & Equivalents            12.8%


GRAPHIC MATERIAL (10)

This chart shows in pie format the geographic breakdown of the fund's securities on October 31, 1996, based on total net assets.

Geographic Distribution on October 31, 1996
United States                       27.8%
Europe                              21.4%
Japan                               13.2%
Pacific Rim (excluding Japan)        8.9%
Latin America                        3.2%
Other                                2.9%
Cash & Equivalents                  22.6%


GRAPHIC MATERIAL (11)


This chart shows in pie format the breakdown of the fund's securities on October 31, 1996, based on total net assets.

Portfolio Breakdown on October 31, 1996
Finance                             15.2%
Utilities                           10.5%
Consumer Staples                     9.6%
Technology                           7.7%
Industrial Cyclicals                 6.6%
Energy                               6.4%
Consumer Durables                    6.3%
Services                             5.9%
Health Care                          5.8%
Retail                               3.4%
Cash & Equivalents                  22.6%


GRAPHIC MATERIAL (12)

This chart shows in pie format the breakdown of the fund's securities on October 31, 1996, based on total net assets.

Portfolio Breakdown on October 31, 1996
Electronic Technology               13.6%
Consumer Services                   11.6%
Oil & Gas                            8.3%
Manufacturing - Diversified          7.7%
Finance                              7.5%
Technology Services                  7.0%
Healthcare Services                  5.2%
Retail                               4.7%
Telecommunications                   4.2%
Transportation                       3.3%
Other                               16.2%
Short-Term Obligations &            10.7%
   Other Net Assets